UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-7762

First Eagle Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105
(Address of principal executive offices)			(Zip code)

Suzan Afifi First Eagle Funds 1345 Avenue of the Americas New York, NY 10105
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.             Reports to Stockholders.

Annual Report

October 31, 2016

First Eagle Global Fund

First Eagle Overseas Fund

First Eagle U.S. Value Fund

First Eagle Gold Fund

First Eagle Global Income Builder Fund

First Eagle High Yield Fund

First Eagle Fund of America

Advised by First Eagle Investment Management, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

First Eagle Funds | Annual Report | October 31, 2016

Table of Contents

Letter from the President	4
Management's Discussion of Fund Performance	7
Performance Chart	12
First Eagle Global Fund:
Fund Overview	18
Consolidated Schedule of Investments	20
First Eagle Overseas Fund:
Fund Overview	44
Consolidated Schedule of Investments	46
First Eagle U.S. Value Fund:
Fund Overview	68
Consolidated Schedule of Investments	70
First Eagle Gold Fund:
Fund Overview	80
Consolidated Schedule of Investments	82
First Eagle Global Income Builder Fund:
Fund Overview	86
Schedule of Investments	88
First Eagle High Yield Fund:
Fund Overview	102
Schedule of Investments	104
First Eagle Fund of America:
Fund Overview	114
Schedule of Investments	116
Statements of Assets and Liabilities	122
Statements of Operations	130
Statements of Changes in Net Assets	134
Financial Highlights	138
Notes to Financial Statements	154
Report of Independent Registered Accounting Firm	191
Fund Expenses	192
General Information	196
Tax Information	197
Privacy Notice	198
Additional Information	200

First Eagle Funds | Annual Report | October 31, 2016

Letter from the President (unaudited)

John P. Arnhold

Dear Fellow Shareholders,

In the half year since my last letter, most investment markets moved in a positive direction. For the period from May 1, 2016 through October 31, 2016, the S&P 500 Index was up 4.06%, the MSCI World Index rose 2.25% and the MSCI EAFE Index fell -.16%. France's CAC 40 Index was up 1.81%, Germany's DAX Index climbed 6.24% and Japan's Nikkei 225 Index rose 4.55% during the period. The price of WTI crude oil rose from $44.78 a barrel on May 1 to $46.86 a barrel on October 31. During this same period the dollar strengthened 4.29% versus the euro and weakened 1.79% versus the yen. The price of gold declined from $1,291.57 an ounce on May 1 to $1,277.30 an ounce on October 31.

During this period, the Bloomberg Barclays U.S. Corporate High Yield Index returned 7.59% and the Bloomberg Barclays U.S. Aggregate Bond Index returned 1.51%.

Events of the past year reminded us once again that human beings—even "experts"—are not very good at predicting the future. Public-opinion polls, media pundits, world securities markets and even the betting markets all indicated that the UK would choose to stay in the European Union, but in June, the British people voted in favor of Brexit. In the United States, a majority of polls, pundits and securities markets agreed that Hillary Clinton would be our next president, but on November 9, we learned that Donald Trump had carried the day. After both elections, world stock markets fell sharply and then quickly recovered. The key lesson we take from these events is one of humility: Whether the issue is politics or investments, human predictions are fallible.

This recognition lies at the heart of our investment philosophy. Knowing that we cannot predict what markets will do next, we strive to create all-weather portfolios. We focus on buying securities that are trading at a discount to our estimate of their intrinsic value—a perceived discount we call a "margin of safety." We do not know how these securities will trade over the next week or quarter or year, but our experience gives us confidence that the prices of many should eventually approach their intrinsic value.

First Eagle Funds | Annual Report | October 31, 2016

Letter from the President (unaudited)

The other lesson we draw from both Brexit and the US election is that nationalism and populism are on the rise. Economic growth remains slow in much of the world, and we have often seen that when the economic pie is shrinking or barely expanding, people become more concerned about how the slices are distributed. Upcoming elections in Spain, Austria, Germany, France, the Netherlands and other countries may indicate how powerful nationalism and populism have become in Europe.

Global Value Team

Monetary experimentation by central banks continued to concern the Global Value team during this period. The Bank of Japan, which had introduced negative interest rates earlier in the year, announced in September that it was targeting an interest rate of zero for 10-year government bonds. Coupled with the fact that excess sovereign debt was being purchased by global central banks, this development reinforced the team's belief that the price of money was being distorted in economies around the world.

In securities markets where interest rates were sometimes negative in real terms and price/earnings ratios were above average, the Global Value team believed that passive strategies would face serious challenges. In the team's view, the key was to identify securities, one at a time, that might demonstrate resilience in the face of macroeconomic challenges. In a world where overall valuations were high, demanding a bottom-up margin of safety in valuation was one way, potentially, to help reduce risk. Equally, in a world where sovereign debt continued to mount, buying companies that did not have excessive leverage could make a difference. And at a time when policy experiments continued to proliferate, finding management teams that were prudent and sound allocators of capital might be part of the solution. The Global Value team believed that the environment lent itself to an active, disciplined, bottom-up approach.

High Yield Team

The high yield market continued to rally in this period, with metals & mining and energy leading the way. As typically occurs in market rallies, lower-quality issues generally benefited the most. New-issue volume accelerated during the period, driven primarily by refinancing activity. Credit underwriting standards within the high yield market remained adequate, in the team's view, and although some erosion was evident, it did not reach the levels seen in past credit cycles. On the other hand, fundamental credit metrics slowly deteriorated in the high yield loan market.

Liquidity was an ongoing concern in the high yield market. In response to the Dodd-Frank Act and the Volcker Rule, banks and brokerages have drastically

First Eagle Funds | Annual Report | October 31, 2016

Letter from the President (unaudited)

reduced their activities as market makers and have shrunk their inventories of bonds. The high yield team believed that the market mispriced liquidity during the past year—overpricing it in mid-February when energy and metals & mining bonds generally yielded close to 20%, and underpricing it in early September, when yields of all sectors fell to 8% or less.

Fund of America Team

The Fund of America team was encouraged to see ongoing US economic expansion and a continuation of the US stock market's ascent. From July onward, payrolls, new home sales and industrial production helped buoy US stocks and gave investors the assurance to remain confident about equities. Inflation was not problematic, employment was growing and the team believed that valuations were reasonable for this kind of low-interest-rate environment. Seeing little-to-no evidence of investor exuberance in the equity market, the Fund of America team believed that the market and the economy could both grind forward in a slow, unsteady trajectory.

Sincerely,

John P. Arnhold
President

December 2016

First Eagle Funds | Annual Report | October 31, 2016

Management's Discussion of Fund Performance (unaudited)

First Eagle Global Fund

The net asset value ("NAV") of the Fund's Class A shares increased 7.38% for the twelve months ending October 31, 2016 while the MSCI World Index increased 1.18%. The Fund's cash and cash equivalents position was 17.09% as of October 31, 2016.

The five largest contributors to the performance of First Eagle Global Fund over the period were gold bullion, Newcrest Mining Limited (mining, Australia), Barrick Gold Corporation (mining, Canada), KDDI Corporation (wireless communications services, Japan) and Keyence Corporation (electronic sensors, Japan) collectively accounting for 3.22% points of this period's performance.

The five largest detractors were Berkeley Group Holdings (homebuilder, UK), Kia Motors Corporation (automobiles, South Korea), Sanofi (pharmaceuticals, France), Grupo Televisa (media, Mexico) and Comcast Corporation (cable & satellite, US). Their combined negative performance over the twelve months subtracted 1.08% points from performance.

As of October 31, 2016, the Fund was approximately 10% hedged versus the Euro, 20% hedged versus the Yen and 20% hedged versus the British Pound on certain securities.

First Eagle Overseas Fund

The NAV of the Fund's Class A shares increased 6.90% for the twelve months ended October 31, 2016 while the MSCI EAFE Index decreased 3.23%. The Fund's cash and cash equivalents position was 21.03% as of October 31, 2016.

The five largest contributors to the performance of First Eagle Overseas Fund over the period were Newcrest Mining Limited (mining, Australia), KDDI Corporation (wireless communications services, Japan), Keyence Corporation (electronic sensors, Japan), gold bullion and Agnico-Eagle Mines Limited (mining, Canada) collectively accounting for 3.46% points of this period's performance.

The five largest detractors were Berkeley Group Holdings (homebuilder, UK), Grupo Televisa (media, Mexico), Kia Motors Corporation (automobiles, South Korea), Sanofi (pharmaceuticals, France) and Carrefour SA (supermarkets, France). Their combined negative performance over the twelve months subtracted 1.68% points from performance.

First Eagle Funds | Annual Report | October 31, 2016

Management's Discussion of Fund Performance (unaudited)

As of October 31, 2016, the Fund was approximately 10% hedged versus the Euro, 20% hedged versus the Yen and 20% hedged versus the British Pound on certain securities.

First Eagle U.S. Value Fund

The NAV of the Fund's Class A shares increased 6.21% for the twelve months ended October 31, 2016 while the S&P 500 Index increased 4.51%. The Fund's cash and cash equivalents position was 17.17% as of October 31, 2016.

The five largest contributors to the performance of First Eagle U.S. Value Fund were gold bullion, Newcrest Mining Limited (mining, Australia), Linear Technology Corporation (semiconductors), Agnico-Eagle Mines Limited (mining, Canada) and Weyerhaeuser Company (timber REITs) collectively accounting for 3.54% points of this period's performance.

The five largest detractors were Comtech Telecommunications Corporation (telecommunications), American Express Company (consumer finance), Comcast Corporation (cable & satellite), National Oilwell Varco (oil and gas) and H&R Block, Inc. (financial). Their combined negative performance over the twelve months subtracted 1.63% points from performance.

First Eagle Gold Fund

The NAV of the Fund's Class A shares increased 45.55% while the FTSE Gold Mines Index increased 71.31% for the twelve months ended October 31, 2016. The Fund's cash and cash equivalents position was 4.89% as of October 31, 2016.

The five largest contributors to the performance of First Eagle Gold Fund were Barrick Gold Corporation (Canada), Newcrest Mining Limited (Australia), Fresnillo (Mexico), Randgold Resources Limited (Africa) and Agnico-Eagle Mines (Canada) collectively accounting for 21.47% points of this period's performance.

The five largest detractors were Eldorado Gold Corporation (Canada), Primero Mining Corporation (Canada), NovaGold Resources (Canada), Primero Mining Corp. 5.75% due 02/28/2020 (Canada) and St. Augustine Gold & Copper Ltd. (Hong Kong). Their combined negative performance over the twelve months subtracted 0.79% points from performance.

First Eagle Funds | Annual Report | October 31, 2016

Management's Discussion of Fund Performance (unaudited)

First Eagle Global Income Builder Fund

The NAV of the Fund's Class A shares increased 5.76% while the composite index1 increased 2.59% for the twelve months ended October 31, 2016. The MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index returned 1.18% and 4.37% respectively during the same time period. The Fund's cash and cash equivalents position was 9.07% as of October 31, 2016.

The five largest contributors to the performance of First Eagle Global Income Builder Fund were Agnico-Eagle Mines Limited (mining, Canada), Sprint Capital Corporation 6.9% due 05/01/2019 (telecommunications, US), TransAlta Renewables, Inc. (energy, Canada), Weyerhaeuser Company (timber REITs, US) and Cloud Peak Energy Resources LLC 8.5% due 12/15/2019 (coal, US) collectively accounting for 2.17% points of this period's performance.

The five largest detractors were Comtech Telecommunications Corporation (telecommunications, US), Sprint Corporation 7.25% due 09/15/2021 (telecommunications, US), Asian Pay Television Trust (Pay-TV business trust, Singapore), MITIE Group (building services, UK) and EP Energy Corporation 9.375% due 06/01/2020 (oil and gas, US). Their combined negative performance over the twelve months subtracted 1.37% points from performance.

As of October 31, 2016, the Fund was approximately 15% hedged versus the Euro, 20% hedged versus the Yen and 25% hedged versus the British Pound on certain securities.

First Eagle High Yield Fund

The NAV of the Fund's Class I shares increased 8.54% while the Bloomberg Barclays U.S. Corporate High Yield Index increased 10.14% for the twelve months ended October 31, 2016. The Fund's cash and cash equivalents position was 12.16% as of October 31, 2016.

The five largest contributors to the performance of First Eagle High Yield Fund were Roundy's Supermarkets, Inc. 10.25% due 12/15/2020 (supermarkets, US), Jupiter Resources, Inc. 8.5% due 10/01/2022 (oil and gas, Canada), Cloud Peak Energy Resources LLC 8.5% due 12/15/2019 (coal, US), Sprint Capital Corporation 6.9% due 05/01/2019 (telecommunications, US) and Ausdrill Finance Pty Limited 6.875% due 11/01/2019 (mining services, Australia) collectively accounting for 3.53% points of this period's performance.

1  Effective March 1, 2016, the Fund is compared against a composite index, 60% of which consists of the MSCI World Index and 40% of which consists of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund believes this composite index provides a useful comparison against the performance of the Fund, which currently invests in both equity and fixed income securities.

First Eagle Funds | Annual Report | October 31, 2016

Management's Discussion of Fund Performance (unaudited)

The five largest detractors were Bi-Lo Holdings LLC 8.625% due 09/15/2018 (food-retail, US), True Religion Apparel, Inc. First Lien Term Loan 5.75% due 07/30/2019 (retailer, US), Sprint Corporation 7.25% due 09/15/2021 (telecommunications, US), Ameriforge Group Second Lien Term Loan 8.75% due 12/19/2020 (oil and gas, US) and Lightstream Resources Ltd. 8.625% due 02/01/2020 (oil and gas, Canada). Their combined negative performance over the twelve months subtracted 2.51% points from performance.

First Eagle Fund of America

The NAV of the Fund's Class Y Shares decreased 5.30% versus the S&P 500 Index increase of 4.51%. The Fund's cash and cash equivalents position was 1.01% as of October 31, 2016.

The five largest contributors to the performance for First Eagle Fund of America were Tyson Foods, Inc. (packaged foods & meats), Hewlett Packard Enterprises (technology hardware, storage and peripherals), Packaging Corporation of America (paper packaging), Martin Marietta Materials, Inc. (construction materials) and GCP Applied Technologies, Inc. (specialty chemicals) collectively accounting for 7.08% points of this period's performance.

The five largest detractors were Valeant Pharmaceuticals International, Inc. (pharmaceuticals), Seagate Technology PLC (hard disk drive manufacturer), Allergan PLC (pharmaceuticals), Delta Air Lines, Inc. (airline) and Halozyme Therapeutics, Inc. (biopharmaceutical). Their combined negative performance over the twelve months subtracted 8.09% points from performance.

Matthew McLennan Head of the Global Value Team Portfolio Manager Global, Overseas, U.S. Value and Gold Funds	T. Kimball Brooker, Jr. Portfolio Manager Global, Overseas, U.S. Value and Global Income Builder Funds

Matt Lamphier Portfolio Manager U.S. Value Fund	Edward Meigs Portfolio Manager Global Income Builder and High Yield Funds

First Eagle Funds | Annual Report | October 31, 2016

Management's Discussion of Fund Performance (unaudited)

Sean Slein Portfolio Manager Global Income Builder and High Yield Funds	Harold Levy Portfolio Manager Fund of America

Eric Stone Portfolio Manager Fund of America	Thomas Kertsos Portfolio Manager Gold Fund
December 2016

The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact a fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143.

The commentary represents the opinion of John Arnhold and the Portfolio Management Teams as of December 2016 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

First Eagle Funds | Annual Report | October 31, 2016

Performance Chart1

	One- Year	Three- Years	Five- Years	Ten- Years	Since Inception	Inception Date
First Eagle Global Fund
Class A (SGENX) without sales charge	7.38%	4.58%	7.47%	6.67%	13.32%	01/01/79[2]
with sales charge	2.02	2.80	6.38	6.12	13.20	01/01/79[2]
Class C (FESGX)	5.56	3.78	6.67	5.86	10.03	06/05/00
Class I (SGIIX)	7.65	4.85	7.75	6.94	10.85	07/31/98
MSCI World Index[3]	1.18	3.82	9.03	3.89	9.38	01/01/79
First Eagle Overseas Fund[4]
Class A (SGOVX) without sales charge	6.90%	3.46%	6.09%	5.55%	10.75%	08/31/93
with sales charge	1.55	1.72	5.01	5.01	10.57	08/31/93
Class C (FESOX)	5.14	2.72	5.32	4.77	9.52	06/05/00
Class I (SGOIX)	7.22	3.75	6.38	5.83	10.79	07/31/98
MSCI EAFE Index[5]	-3.23	-1.31	4.99	1.22	4.54	08/31/93
First Eagle U.S. Value Fund
Class A (FEVAX) without sales charge	6.21%	4.99%	7.92%	6.34%	8.72%	09/04/01
with sales charge	0.91	3.20	6.82	5.80	8.35	09/04/01
Class C (FEVCX)	4.38	4.19	7.10	5.54	7.90	09/04/01
Class I (FEVIX)	6.49	5.26	8.20	6.61	8.99	09/04/01
S&P 500 Index[6]	4.51	8.84	13.57	6.70	6.35	09/04/01
First Eagle Gold Fund
Class A (SGGDX) without sales charge	45.55%	1.84%	-11.11%	1.45%	5.84%	08/31/93
with sales charge	38.28	0.11	-12.01	0.93	5.66	08/31/93
Class C (FEGOX)	43.36	1.05	-11.80	0.68	5.63	05/15/03
Class I (FEGIX)	45.99	2.14	-10.87	1.72	6.71	05/15/03
FTSE Gold Mines Index[7]	71.31	1.20	-15.60	-3.60	-0.66	08/31/93
MSCI World Index[3]	1.18	3.82	9.03	3.89	6.39	08/31/93

First Eagle Funds | Annual Report | October 31, 2016

Performance Chart

	One- Year	Three- Years	Five- Years	Ten- Years	Since Inception	Inception Date
First Eagle Global Income Builder
Class A (FEBAX) without sales charge	5.76%	2.97%	—	—	5.80%	05/01/12
with sales charge	0.51	1.23	—	—	4.60	05/01/12
Class C (FEBCX)	3.87	2.19	—	—	5.00	05/01/12
Class I (FEBIX)	5.93	3.22	—	—	6.06	05/01/12
Composite Index[8]	2.59	3.85	—	—	6.19	05/01/12
MSCI World Index[3]	1.18	3.82	—	—	8.23	05/01/12
Bloomberg Barclays U.S. Aggregate Bond Index[9]	4.37	3.48	—	—	2.70	05/01/12
First Eagle High Yield
Class A (FEHAX) without sales charge	8.24%	2.45%	—	—	5.37%	01/03/12
with sales charge	3.36	0.88	—	—	4.37	01/03/12
Class C (FEHCX)	6.46	1.69	—	—	4.56	01/03/12
Class I (FEHIX)	8.54	2.74	5.75%	—	8.93	11/19/07[10]
Bloomberg Barclays U.S. Corporate High Yield Index[11]	10.14	4.55	7.17	—	8.06	11/19/07
First Eagle Fund of America
Class A (FEFAX) without sales charge	-5.30%	2.33%	10.07%	6.99%	7.85%	11/20/98
with sales charge	-10.02	0.60	8.94	6.44	7.54	11/20/98
Class C (FEAMX)	-6.99	1.56	9.24	6.18	7.09	03/02/98
Class I (FEAIX)	-5.01	2.61	—	—	5.97	03/08/13
Class Y (FEAFX)[12]	-5.28	2.32	10.07	6.98	11.24	04/10/87
S&P 500 Index[6]	4.51	8.84	13.57	6.70	9.38	04/10/87

First Eagle Funds | Annual Report | October 31, 2016

Performance Chart

1  The performance data quoted herein represents past performance and does not guarantee future results. Market volatility can dramatically impact the fund's short-term performance. Current performance may be lower or higher than figures shown. The investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Past performance data through the most recent month end is available at feim.com or by calling 800.334.2143. The average annual returns for Class A Shares "with sales charge" of First Eagle Global, Overseas, U.S. Value, Gold, Fund of America, and Global Income Builder give effect to the deduction of the maximum sales charge of 5.00%. The average annual returns for Class A Shares "with sales charge" of First Eagle High Yield gives effect to the deduction of the maximum sales charge of 4.50%.

The average annual returns for Class C Shares reflect the contingent deferred sales charge (CDSC) of 1.00% which pertains to the first year or less of investment only.

A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

Class I Shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America require $1 million minimum investment and are offered without a sales charge.

Class Y Shares of First Eagle Fund of America are offered without a sales charge.

2  The Fund commenced operation April 28, 1970. Performance for periods prior to January 1, 2000 occurred while a prior portfolio manager of the fund was affiliated with another firm. Inception date shown is when this prior portfolio manager assumed portfolio management responsibilities.

3  The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index.

4  Effective May 9, 2014, the First Eagle Overseas Fund is closed to certain investors. Please see prospectus for more information.

5  The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. One cannot invest directly in an index.

6  The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested. One cannot invest directly in an index.

7  The FTSE Gold Mines Index Series is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, and includes dividends reinvested. One cannot invest directly in an index.

8  Effective March 1, 2016 the Fund is compared against a composite index, 60% of which consists of the MSCI World Index and 40% of which consists of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund believes this composite index provides a useful comparison against the performance of the Fund, which currently invests in both equity and fixed income securities.

9  The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. One cannot invest directly in an index.

First Eagle Funds | Annual Report | October 31, 2016

Performance Chart

10  First Eagle High Yield Fund commenced operations in its present form on December 30, 2011, and is successor to another mutual fund pursuant to a reorganization on December 30, 2011. Information prior to December 30, 2011 is for this predecessor fund. Immediately after the reorganization, changes in net asset value of the Class I shares were partially impacted by differences in how the Fund and the predecessor fund price portfolio securities.

11  The Bloomberg Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, noninvestment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

12  As of September 1, 2005 First Eagle Fund of America Class Y is closed to new accounts.

Expense Ratios As Stated In The Most Recent Prospectus
Total Annual Gross Operating Expense Ratios

	Class A	Class C	Class I	Class Y
First Eagle Global Fund	1.10%	1.86%	0.84%	—
First Eagle Overseas Fund	1.14	1.89	0.87	—
First Eagle U.S. Value Fund[13,14]	1.14	1.90	0.87	—
First Eagle Gold Fund	1.27	2.04	0.98	—
First Eagle Global Income Builder Fund	1.18	1.94	0.92	—
First Eagle High Yield Fund[13,14]	1.20	1.94	0.91	—
First Eagle Fund of America[15]	1.32	2.08	1.03	1.33%

13  For the First Eagle U.S. Value Fund and High Yield Funds, had fees not been waived and/or expenses reimbursed in the past, returns would have been lower.

14  These are the actual fund operating expenses prior to the application of fee waivers and/or expense reimbursements. The Adviser has contractually agreed to waive its management fee at an annual rate in the amount of 0.05% of the average daily value of the Fund's net assets for the period March 1, 2016 to February 28, 2017. This waiver has the effect of reducing the management fee for the term of the waiver from 0.75% to 0.70% on First Eagle U.S. Value Fund and from 0.70% to 0.65% on First Eagle High Yield Fund.

15  The ratios provided are reflective of a lower management fee rate implemented March 1, 2016, with a rate of 0.90% of the first $5 billion of the average daily net assets, and 0.85% in excess of $5 billion of the average daily net assets.

These expense ratios are presented as of October 31, 2016 and may differ from corresponding ratios shown elsewhere in this report because of differing time periods (and/or, if applicable, because these expense ratios do not include expense credits or waivers).

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. These risks may be more pronounced with respect to investments in emerging markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

The principal risk of investing in value stocks is that the price of the security may not approach its anticipated value or may decline in price.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or

First Eagle Funds | Annual Report | October 31, 2016

Performance Chart

mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The event-driven investment style used by First Eagle Fund of America carries the additional risk that the event anticipated occurs later than expected, does not occur at all or does not have the desired effect on the market price of the securities.

First Eagle High Yield and Global Income Builder Funds invest in high yield securities that are non-investment grade. High yield securities are rated lower than investment-grade securities because there is a greater possibility that the issuer may be unable to make interest and principal payments on those securities. High yield securities involve greater risk than higher rated securities and portfolios that invest in them may be subject to greater levels of credit and liquidity risk than portfolios that do not.

For the First Eagle High Yield and Global Income Builder Funds, bank loans are often less liquid than other types of debt instruments. There is no assurance that the liquidation of any collateral from a secured bank loan would satisfy the borrower's obligation or that such collateral could be liquidated.

The First Eagle High Yield Fund's investment strategies may result in high turnover rates. This may increase the Fund's brokerage commission costs, which would reduce performance. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term gains, which could cause you to pay higher taxes.

Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner, or that negative perception of the issuer's ability to make such payments may cause the price of that bond to decline.

Income generation and dividends are not guaranteed. If dividend paying stocks in the fund's portfolio stop paying or reduce dividends the fund's ability to generate income will be adversely affected.

The First Eagle Global Income Builder Fund may also invest in small and medium-sized companies, derivatives, illiquid investments and real estate, which have additional risks.

An investment made at a perceived "margin of safety" or "discount to intrinsic or fundamental value" can trade at prices substantially lower than when an investment is made, so that any perceived "margin or safety" or "discount to value" is no guarantee against loss.

All investments involve the risk of loss.

First Eagle Funds | Annual Report | October 31, 2016

This page was intentionally left blank.

First Eagle Global Fund

Fund Overview

Data as of October 31, 2016 (unaudited)

Investment Objective

The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. This truly global fund is managed with a highly disciplined, bottom-up, value oriented style.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Global Fund	Class A	without sales load	7.38	7.47	6.67
		with sales load	2.02	6.38	6.12
MSCI World Index			1.18	9.03	3.89
Consumer Price Index			1.64	1.32	1.82

Asset Allocation* (%)

Countries** (%)

United States	42.65
Japan	13.51
France	5.79
Canada	3.71
United Kingdom	3.00
Mexico	2.47
Germany	2.12
Switzerland	1.51
South Korea	1.40
Hong Kong	1.04
Australia	0.96
Bermuda	0.83
Sweden	0.66
Singapore	0.63
Curacao	0.52
Belgium	0.48
Thailand	0.48
Ireland	0.31
Denmark	0.24
Italy	0.11
Brazil	0.10
Israel	0.09
Africa	0.07
Poland	0.07
Russia	0.06
Indonesia	0.06
Norway	0.04

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short-term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets. The index provides total returns in U.S. dollars with net dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold Bullion** (precious metal)	6.92
Oracle Corporation (U.S. Systems Software)	2.09
Microsoft Corporation (U.S. Systems Software)	1.98
KDDI Corporation (Japanese Wireless Telecommunication Services)	1.94
Comcast Corporation Class 'A' (U.S. Cable & Satellite)	1.81
Fanuc Corporation (Japanese Industrial Machinery)	1.74
HeidelbergCement AG (German Construction Materials)	1.53
American Express Company (U.S. Consumer Finance)	1.51
Bank of New York Mellon Corporation (U.S. Asset Management & Custody Banks)	1.46
Omnicom Group, Inc. (U.S. Advertising)	1.43
Total	22.41

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 73.62%
International Common Stocks — 38.86%
Africa — 0.07%
413,501	Randgold Resources Limited, ADR	$24,650,966	$36,689,944
Australia — 0.96%
27,660,364	Newcrest Mining Limited	382,007,728	474,690,233
Belgium — 0.48%
2,788,865	Groupe Bruxelles Lambert SA	234,732,253	239,897,362
Bermuda — 0.83%
6,516,471	Jardine Matheson Holdings Limited	333,620,325	396,918,249
508,200	Jardine Strategic Holdings Limited	14,752,482	17,832,738
		348,372,807	414,750,987
Brazil — 0.10%
5,064,500	Cielo SA	49,793,591	51,406,579
Canada — 3.72%
20,378,638	Barrick Gold Corporation	242,892,480	358,460,242
6,554,822	Agnico-Eagle Mines Limited	201,782,165	332,896,798
16,614,544	Potash Corporation of Saskatchewan, Inc.	457,940,512	270,484,776
3,490,459	Franco-Nevada Corporation	148,910,524	228,455,525
14,579,998	Goldcorp, Inc.	339,599,943	221,615,969
12,398,563	Cenovus Energy, Inc.	325,356,969	179,035,250
3,570,888	Suncor Energy, Inc.	89,457,482	107,155,925
2,616,276	Canadian Natural Resources Limited	73,217,605	83,035,018
2,028,186	Imperial Oil Limited	61,468,380	65,776,553
		1,940,626,060	1,846,916,056
Curacao — 0.52%
3,305,420	Schlumberger Limited	258,742,670	258,583,007
Denmark — 0.24%
2,987,524	ISS A/S	94,568,139	117,458,661
France — 5.71%
7,086,676	Danone SA	478,750,981	490,724,583
10,213,175	Bouygues SA	356,808,752	333,038,071
12,317,531	Carrefour SA	441,111,648	323,097,987
7,208,725	Cie de Saint-Gobain	311,259,631	320,056,647

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.86% (continued)
France — 5.71% (continued)
4,014,366	Sanofi	$309,476,282	$312,704,496
2,173,169	Sodexo SA	56,283,339	252,396,148
3,955,090	Total SA	189,858,641	189,819,173
11,789,132	Rexel SA	172,974,551	163,516,141
851,019	Wendel SA	19,376,060	97,904,824
1,401,821	Legrand SA	47,735,246	79,235,355
404,478	LVMH Moet Hennessy Louis Vuitton SE	59,813,051	73,506,821
12,000,000	Emin Leydier SA (b)(c)(d)(e)(f)(g)	—	62,308,305
1,867,732	Neopost SA (c)	166,306,200	56,547,365
157,260	Robertet SA	20,623,058	54,082,218
42,252	Robertet SA CI (d)(h)	800,508	10,171,419
385,000	Sabeton SA (c)	4,841,233	6,656,483
104,457	Gaumont SA	6,087,824	6,163,389
66,717	NSC Groupe (c)	11,738,587	5,481,910
		2,653,845,592	2,837,411,335
Germany — 2.13%
8,042,208	HeidelbergCement AG	472,748,863	760,649,430
938,751	Linde AG	126,181,611	154,886,279
1,339,934	Hornbach Holding AG & Company KGaA (c)	41,310,978	94,447,318
762,520	Fraport AG	24,475,508	45,259,647
29,871	Hornbach Baumarkt AG	560,239	942,083
		665,277,199	1,056,184,757
Hong Kong — 1.04%
121,852,569	Hang Lung Properties Limited	286,339,621	268,983,628
12,693,580	Guoco Group Limited	115,086,260	142,557,371
23,163,348	Hysan Development Company Limited	104,471,981	106,923,153
		505,897,862	518,464,152
Ireland — 0.31%
4,704,407	CRH PLC	78,654,390	152,246,740
Israel — 0.09%
12,448,757	Israel Chemicals Limited	122,246,849	44,326,570

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.86% (continued)
Italy — 0.11%
1,194,634	Italmobiliare S.p.A. (c)	$150,343,094	$56,666,017
Japan — 13.52%
31,699,800	KDDI Corporation	366,987,357	964,868,519
4,599,600	Fanuc Corporation	503,468,535	863,165,138
9,186,430	Secom Company Limited	405,509,768	664,257,640
2,129,156	SMC Corporation	265,808,258	619,032,769
30,826,080	Mitsubishi Estate Company Limited	557,670,697	611,847,864
673,690	Keyence Corporation	140,828,797	495,037,202
15,167,800	Sompo Holdings, Inc.	409,023,725	492,335,188
11,414,440	Hoya Corporation	260,204,655	477,279,674
1,892,590	Shimano, Inc.	23,499,497	324,124,310
2,442,300	Hirose Electric Company Limited (c)	245,404,954	323,249,013
10,038,320	MS&AD Insurance Group Holdings, Inc.	216,945,743	298,842,710
17,766,000	Astellas Pharma, Inc.	132,621,813	264,194,498
2,104,030	Nissin Foods Holdings Company Limited	73,641,871	121,984,385
3,485,880	Chofu Seisakusho Company Limited (c)	63,365,956	89,847,751
4,888,200	T. Hasegawa Company Limited (c)	75,281,616	86,511,864
1,036,100	Komatsu Limited	18,231,597	23,148,492
		3,758,494,839	6,719,727,017
Mexico — 1.92%
17,765,033	Grupo Televisa S.A.B., ADR	356,198,593	435,776,259
18,230,274	Fresnillo PLC	243,897,991	365,947,436
6,401,020	Industrias Peñoles S.A.B. de C.V.	7,339,323	154,852,463
		607,435,907	956,576,158
Norway — 0.04%
2,000,066	Orkla ASA	13,269,921	18,893,553
Russia — 0.06%
6,566,303	Gazprom PJSC, ADR	43,283,911	28,366,429

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.86% (continued)
South Korea — 1.35%
3,222,822	KT&G Corporation	$172,382,549	$318,268,635
6,824,723	Kia Motors Corporation	326,127,925	242,749,597
519,000	Lotte Confectionery Company Limited	21,157,499	87,085,864
39,989	Namyang Dairy Products Company Limited (c)	7,325,466	23,554,805
		526,993,439	671,658,901
Sweden — 0.66%
5,939,940	Investor AB, Class 'A'	116,378,542	208,012,824
3,394,798	Investor AB, Class 'B'	63,888,333	120,687,725
		180,266,875	328,700,549
Switzerland — 1.51%
5,888,845	Nestlé SA	203,277,198	426,986,639
4,327,670	Pargesa Holding SA	272,881,781	290,610,552
550,340	Cie Financiere Richemont SA	33,677,058	35,399,061
		509,836,037	752,996,252
Thailand — 0.48%
51,812,900	Bangkok Bank PCL, NVDR	214,262,826	236,135,654
36,500	Bangkok Bank PCL	154,243	165,826
		214,417,069	236,301,480
United Kingdom — 3.01%
9,449,807	Liberty Global PLC, Series 'C' (b)	311,735,989	300,503,863
4,778,582	British American Tobacco PLC	257,800,241	274,405,257
1,985,123	Willis Towers Watson PLC	158,261,037	249,926,986
12,196,447	GlaxoSmithKline PLC	243,907,853	241,617,119
8,034,220	Diageo PLC	217,243,860	214,329,651
7,383,566	Berkeley Group Holdings PLC (c)	96,480,083	213,194,387
		1,285,429,063	1,493,977,263
Total International Common Stocks		14,649,186,261	19,312,890,002
U.S. Common Stocks — 34.76%
Consumer Discretionary — 4.08%
14,528,696	Comcast Corporation, Class 'A'	245,512,107	898,163,987
8,915,482	Omnicom Group, Inc.	382,904,586	711,633,773

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 34.76% (continued)
Consumer Discretionary — 4.08% (continued)
2,715,849	Tiffany & Company	$163,749,956	$199,397,634
3,252,457	Vista Outdoor, Inc. (b)(c)	60,840,739	125,772,512
3,992,318	H&R Block, Inc.	67,554,206	91,703,544
2,485	JG Boswell Company	573,840	1,565,550
31,592	Mills Music Trust (c)	930,199	734,830
		922,065,633	2,028,971,830
Consumer Staples — 0.57%
3,258,980	Colgate-Palmolive Company	125,309,063	232,560,813
738,367	Wal-Mart Stores, Inc.	32,220,658	51,700,457
		157,529,721	284,261,270
Energy — 2.74%
17,384,542	National Oilwell Varco, Inc.	836,275,737	558,043,798
5,864,214	ConocoPhillips	207,807,820	254,800,098
7,622,179	FMC Technologies, Inc. (b)	232,244,691	245,967,716
5,434,965	Devon Energy Corporation	291,187,456	205,930,824
867,954	Phillips 66	68,629,773	70,434,467
3,908,035	San Juan Basin Royalty Trust (c)	138,744,050	24,503,380
		1,774,889,527	1,359,680,283
Financials — 9.38%
11,313,401	American Express Company	633,566,347	751,436,095
16,705,583	Bank of New York Mellon Corporation	416,480,491	722,850,576
23,709,923	Weyerhaeuser Company, REIT	483,947,522	709,637,995
10,500,485	BB&T Corporation	271,359,274	411,619,012
5,950,232	American International Group, Inc.	312,971,301	367,129,314
7,819,459	U.S. Bancorp	192,949,644	349,998,985
11,559,557	Synchrony Financial	335,221,813	330,487,735
4,386,051	WR Berkley Corporation	117,583,057	250,443,512
1,088	Berkshire Hathaway, Inc., Class 'A' (b)	78,430,920	234,681,600
412,861	Alleghany Corporation (b)	170,796,890	213,122,977
4,889,353	Brown & Brown, Inc.	152,411,545	180,221,552
1,992,086	Cincinnati Financial Corporation	47,434,112	140,999,847
		3,213,152,916	4,662,629,200

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 34.76% (continued)
Health Care — 1.05%
3,096,534	Varian Medical Systems, Inc. (b)	$239,375,117	$280,948,530
1,980,790	Anthem, Inc.	167,592,499	241,379,069
		406,967,616	522,327,599
Industrials — 6.40%
3,015,674	3M Company	262,447,187	498,490,912
4,423,114	Deere & Company	357,858,692	390,560,966
4,056,411	Union Pacific Corporation	332,054,346	357,694,322
8,414,508	Flowserve Corporation (c)	398,851,750	356,354,414
3,332,696	Cintas Corporation	84,781,582	355,498,682
3,694,106	Orbital ATK, Inc. (c)	187,772,271	274,693,722
1,268,564	WW Grainger, Inc.	270,731,659	264,013,540
1,378,153	Cummins, Inc.	122,205,129	176,155,517
4,133,029	Timken Company (c)	158,386,035	136,596,609
5,851,664	NOW, Inc. (b)(c)	178,684,330	126,161,876
541,128	Northrop Grumman Corporation	28,844,890	123,918,312
479,972	Lockheed Martin Corporation	33,138,984	118,255,501
		2,415,756,855	3,178,394,373
Information Technology — 8.54%
27,002,083	Oracle Corporation	856,422,677	1,037,420,029
16,419,091	Microsoft Corporation	402,143,883	983,831,933
9,803,351	Linear Technology Corporation	294,903,483	588,789,261
8,166,351	Xilinx, Inc.	329,367,112	415,422,275
11,265,104	Teradata Corporation (b)(c)	419,588,085	303,707,204
2,530,508	Texas Instruments, Inc.	119,204,422	179,286,492
1,088,460	F5 Networks, Inc. (b)	97,135,264	150,436,057
1,222,123	Mastercard, Inc., Class 'A'	24,535,794	130,791,603
163,012	Alphabet, Inc., Class 'C' (b)	39,031,290	127,889,434
1,517,758	Visa, Inc., Class 'A'	27,354,307	125,230,213
134,718	Alphabet, Inc., Class 'A' (b)	75,360,378	109,108,108
1,027,905	Automatic Data Processing, Inc.	31,952,626	89,489,409
		2,716,999,321	4,241,402,018

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 34.76% (continued)
Materials — 1.55%
4,172,577	Scotts Miracle-Gro Company, Class 'A' (c)	$182,102,946	$367,562,308
1,061,412	Praxair, Inc.	109,485,246	124,248,889
574,575	Martin Marietta Materials, Inc.	46,996,715	106,514,713
1,260,596	Royal Gold, Inc.	75,321,955	86,754,217
672,667	Vulcan Materials Company	24,769,742	76,145,904
161,538	Deltic Timber Corporation	7,576,446	9,075,205
		446,253,050	770,301,236
Utilities — 0.45%
4,874,044	UGI Corporation	161,805,549	225,619,497
Total U.S. Common Stocks		12,215,420,188	17,273,587,306
Total Common Stocks		26,864,606,449	36,586,477,308
Investment Company — 0.00*%
68,382	State Street Institutional U.S. Government Money Market Fund, Premier Class	68,382	68,382
Ounces
Commodity — 6.92%
2,688,447	Gold bullion (b)	2,770,072,512	3,436,319,050
Principal
Notes and Bonds — 2.45%
U.S. Bonds — 1.02%
Government Obligations — 1.01%
$250,000,000	U.S. Treasury Note 0.625% due 12/15/16	249,974,408	250,112,500
250,000,000	U.S. Treasury Note 0.75% due 03/15/17	249,907,788	250,313,750
		499,882,196	500,426,250
U.S. Corporate Bond — 0.01%
5,467,000	Bausch & Lomb, Inc. 7.125% due 08/01/28	4,871,187	5,193,650
Total U.S. Bonds		504,753,383	505,619,900

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Notes and Bonds — 1.43%
International Corporate Notes and Bonds — 0.08%
France — 0.08%
12,000,000 EUR	Emin Leydier SA FRN 7.815% due 11/30/20 (d)(f)(g)(i)	$14,476,149	$13,173,003
15,000,000 EUR	Emin Leydier SA FRN 7.815% due 11/30/20 (d)(f)(g)(i)	21,341,293	16,466,254
12,050,000 EUR	Wendel SA 4.375% due 08/09/17	15,543,185	13,667,718
Total International Corporate Notes and Bonds		51,360,627	43,306,975
International Government Bonds — 1.35%
Indonesia — 0.05%
345,617,000,000 IDR	Indonesia Treasury Bond 8.25% due 07/15/21	26,441,336	27,759,551
Mexico — 0.55%
2,559,090,000 MXN	Mexican Bonos 4.75% due 06/14/18	161,132,507	133,963,711
764,192,000 MXN	Mexican Bonos 5.00% due 12/11/19	56,096,726	39,566,393
1,813,760,000 MXN	Mexican Bonos 6.50% due 06/10/21	97,758,620	98,076,714
		314,987,853	271,606,818
Poland — 0.07%
135,421,000 PLN	Poland Government Bond 3.25% due 07/25/19	35,474,514	35,709,343
Singapore — 0.63%
154,398,000 SGD	Singapore Government Bond 0.50% due 04/01/18	117,343,425	110,431,664
150,966,000 SGD	Singapore Government Bond 2.375% due 04/01/17	122,291,773	109,211,056
119,604,000 SGD	Singapore Government Bond 3.25% due 09/01/20	92,096,634	92,734,473
		331,731,832	312,377,193
South Korea — 0.05%
26,393,850,000 KRW	Inflation Linked Korea Treasury Bond 2.75% due 03/10/17 (a)	25,223,381	23,263,287
Total International Government Bonds		733,858,916	670,716,192
Total International Notes and Bonds		785,219,543	714,023,167
Total Notes and Bonds		1,289,972,926	1,219,643,067

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
Commercial Paper — 17.10%
International Commercial Paper — 5.50%
Australia — 0.07%
35,000,000 USD	Telstra Corporation Limited 0.87% due 01/23/17	$34,931,410	$34,947,733
Canada — 1.08%
58,062,000 USD	Suncor Energy, Inc. 1.12% due 01/13/17	57,932,490	57,950,408
33,017,000 USD	Total Capital Limited 0.63% due 11/14/16	33,009,608	33,011,761
69,600,000 USD	Total Capital Limited 0.67% due 11/18/16	69,578,308	69,585,384
31,902,000 USD	Total Capital Limited 0.67% due 11/21/16	31,890,302	31,893,998
22,361,000 USD	Total Capital Limited 0.67% due 12/19/16	22,341,322	22,345,752
64,747,000 USD	Total Capital Limited 0.68% due 12/19/16	64,689,159	64,702,848
36,142,000 USD	Total Capital Limited 0.70% due 01/06/17	36,096,280	36,104,130
40,775,000 USD	Total Capital Limited 0.70% due 01/09/17	40,721,075	40,729,253
37,556,000 USD	Total Capital Limited 0.70% due 01/12/17	37,504,173	37,510,992
14,692,000 USD	Total Capital Limited 0.71% due 01/10/17	14,672,003	14,675,165
39,174,000 USD	Total Capital Limited 0.71% due 01/17/17	39,115,348	39,121,886
91,308,000 USD	Total Capital Limited 0.71% due 01/20/17	91,165,966	91,146,435
France — 0.89%
43,495,000 USD	Engie 0.84% due 12/12/16	43,454,380	43,468,816
53,078,000 USD	Engie 0.84% due 12/20/16	53,018,759	53,038,708
40,890,000 USD	Engie 0.85% due 11/02/16	40,889,057	40,889,073
16,186,000 USD	Engie 0.85% due 12/16/16	16,169,207	16,175,183

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 5.50% (continued)
France — 0.89% (continued)
18,071,000 USD	Engie 0.85% due 01/09/17	$18,042,252	$18,047,704
35,925,000 USD	Engie 0.85% due 01/11/17	35,866,193	35,875,855
21,137,000 USD	Essilor International 0.58% due 11/07/16	21,134,992	21,135,274
14,308,000 USD	Essilor International 0.58% due 12/01/16	14,301,204	14,301,827
41,768,000 USD	Essilor International 0.58% due 12/21/16	41,734,934	41,736,284
13,257,000 USD	Essilor International 0.63% due 12/20/16	13,245,813	13,247,186
37,068,000 USD	L'Oreal USA, Inc. 0.56% due 01/18/17	37,023,827	37,017,648
29,080,000 USD	L'Oreal USA, Inc. 0.58% due 11/10/16	29,075,856	29,076,793
69,876,000 USD	Sanofi 0.66% due 11/03/16	69,873,477	69,874,195
10,472,000 USD	Électricité de France SA 1.54% due 01/09/17	10,449,921	10,454,142
Germany — 0.63%
76,764,000 USD	BASF AG 0.67% due 11/10/16	76,751,334	76,754,873
69,366,000 USD	BASF AG 0.69% due 11/14/16	69,348,967	69,354,212
36,349,000 USD	BASF AG 0.69% due 11/15/16	36,339,388	36,342,336
24,838,000 USD	Henkel Corporation 0.68% due 01/11/17	24,805,179	24,807,400
13,948,000 USD	Henkel Corporation 0.70% due 12/05/16	13,938,911	13,941,125
34,006,000 USD	Henkel Corporation 0.71% due 11/02/16	34,005,339	34,005,229
32,867,000 USD	Henkel Corporation 0.71% due 11/07/16	32,863,165	32,864,316
16,292,000 USD	Henkel Corporation 0.71% due 12/12/16	16,279,012	16,282,192

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 5.50% (continued)
Germany — 0.63% (continued)
10,231,000 USD	Henkel Corporation 0.74% due 01/04/17	$10,217,722	$10,220,230
Italy — 0.03%
13,572,000 USD	Eni S.p.A. 0.64% due 11/01/16	13,572,000	13,571,752
Japan — 0.68%
27,344,000 USD	Hitachi Limited 0.60% due 11/01/16	27,344,000	27,343,457
25,397,000 USD	Honda Corporation 0.61% due 11/04/16	25,395,730	25,396,027
31,902,000 USD	Honda Corporation 0.61% due 11/09/16	31,897,746	31,899,049
37,157,000 USD	Honda Corporation 0.61% due 11/10/16	37,151,427	37,153,129
82,946,000 USD	Honda Corporation 0.66% due 01/12/17	82,838,170	82,849,119
91,191,000 USD	Honda Corporation 0.69% due 01/18/17	91,056,645	91,070,532
35,484,000 USD	Mitsubishi Company 0.90% due 01/06/17	35,426,753	35,436,848
6,076,000 USD	Mitsui & Company Limited 0.59% due 11/01/16	6,076,000	6,075,889
Switzerland — 1.62%
38,381,000 USD	Nestlé SA 0.54% due 11/07/16	38,377,610	38,378,537
35,350,000 USD	Nestlé SA 0.54% due 11/09/16	35,345,837	35,347,022
53,646,000 USD	Nestlé SA 0.55% due 11/08/16	53,640,367	53,642,030
33,017,000 USD	Nestlé SA 0.55% due 11/16/16	33,009,571	33,011,717
64,249,000 USD	Nestlé SA 0.56% due 11/28/16	64,222,497	64,228,961
30,238,000 USD	Nestlé SA 0.58% due 12/05/16	30,221,722	30,225,506
30,238,000 USD	Nestlé SA 0.58% due 12/06/16	30,221,243	30,225,058

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 5.50% (continued)
Switzerland — 1.62% (continued)
73,425,000 USD	Nestlé SA 0.58% due 12/08/16	$73,381,985	$73,391,285
31,967,000 USD	Nestlé SA 0.58% due 01/23/17	31,924,990	31,922,918
32,835,000 USD	Nestlé SA 0.59% due 11/15/16	32,827,594	32,830,116
32,835,000 USD	Nestlé SA 0.59% due 11/18/16	32,826,007	32,828,975
37,673,000 USD	Nestlé SA 0.60% due 02/06/17	37,613,110	37,609,006
48,884,000 USD	Nestlé SA 0.61% due 11/21/16	48,867,705	48,873,249
33,611,000 USD	Novartis International AG 0.50% due 12/23/16	33,587,211	33,585,714
8,257,000 USD	Novartis International AG 0.54% due 01/03/17	8,249,342	8,248,941
37,783,000 USD	Roche Holdings, Inc. 0.46% due 12/21/16	37,759,386	37,755,916
29,226,000 USD	Roche Holdings, Inc. 0.48% due 11/15/16	29,220,658	29,221,007
32,731,000 USD	Roche Holdings, Inc. 0.51% due 11/23/16	32,720,999	32,721,820
41,032,000 USD	Roche Holdings, Inc. 0.53% due 12/02/16	41,013,627	41,014,749
37,673,000 USD	Roche Holdings, Inc. 0.53% due 01/12/17	37,633,820	37,627,852
40,991,000 USD	Roche Holdings, Inc. 0.53% due 01/13/17	40,947,777	40,940,866
United Kingdom — 0.50%
58,452,000 USD	GlaxoSmithKline PLC 0.61% due 11/17/16	58,436,413	58,439,662
29,226,000 USD	GlaxoSmithKline PLC 0.61% due 11/18/16	29,217,719	29,219,424
52,843,000 USD	GlaxoSmithKline PLC 0.65% due 11/14/16	52,830,787	52,834,020
85,189,000 USD	GlaxoSmithKline PLC 0.67% due 12/16/16	85,118,719	85,132,070

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 5.50% (continued)
United Kingdom — 0.50% (continued)
22,024,000 USD	Reckitt Benckiser 0.66% due 12/02/16	$22,011,673	$22,014,153
Total International Commercial Paper		2,734,463,173	2,734,702,722
U.S. Commercial Paper — 11.60%
$35,350,000	Abbott Laboratories 0.76% due 11/02/16	35,349,264	35,349,260
39,517,000	Air Products 0.53% due 11/01/16	39,517,000	39,516,555
16,890,000	Anthem, Inc. 0.74% due 11/09/16	16,887,260	16,887,150
31,181,000	Apple, Inc. 0.50% due 11/16/16	31,174,634	31,176,579
73,425,000	Apple, Inc. 0.52% due 12/09/16	73,385,473	73,395,012
32,584,000	Apple, Inc. 0.53% due 12/12/16	32,564,703	32,569,326
41,350,000	Apple, Inc. 0.53% due 12/14/16	41,324,317	41,330,189
44,232,000	Apple, Inc. 0.54% due 01/04/17	44,190,324	44,195,662
39,969,000	Apple, Inc. 0.54% due 01/06/17	39,930,163	39,934,708
47,833,000	Apple, Inc. 0.54% due 01/23/17	47,774,551	47,775,855
33,294,000	Apple, Inc. 0.54% due 01/26/17	33,251,846	33,252,080
33,294,000	Apple, Inc. 0.54% due 01/27/17	33,251,356	33,251,354
28,838,000	Apple, Inc. 0.55% due 12/16/16	28,818,534	28,823,334
53,225,000	Apple, Inc. 0.55% due 01/09/17	53,169,912	53,176,358
40,680,000	Apple, Inc. 0.58% due 01/24/17	40,625,896	40,630,534
32,208,000	Berkshire Hathaway, Inc. 0.76% due 12/09/16	32,182,502	32,178,621
7,998,000	Campbell Soup Company 0.66% due 12/19/16	7,991,068	7,989,008

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.60% (continued)
$21,006,000	Campbell Soup Company 0.66% due 01/05/17	$20,981,347	$20,971,494
14,793,000	Campbell Soup Company 0.66% due 01/10/17	14,774,303	14,766,217
32,793,000	Campbell Soup Company 0.66% due 01/19/17	32,746,224	32,723,260
47,545,000	Caterpillar Financial Services Company 0.51% due 11/10/16	47,539,057	47,540,047
37,441,000	Chevron Corporation 0.44% due 11/23/16	37,431,161	37,432,365
42,137,000	Chevron Corporation 0.45% due 11/22/16	42,126,185	42,127,756
36,349,000	Chevron Corporation 0.47% due 11/04/16	36,347,607	36,347,744
26,967,000	Chevron Corporation 0.48% due 12/12/16	26,952,565	26,953,283
72,209,000	Chevron Corporation 0.49% due 11/17/16	72,193,595	72,197,236
32,589,000	Chevron Corporation 0.49% due 11/18/16	32,581,613	32,583,330
60,716,000	Chevron Corporation 0.50% due 12/02/16	60,690,381	60,695,006
30,238,000	Chevron Corporation 0.51% due 11/30/16	30,225,821	30,228,425
27,214,000	Chevron Corporation 0.51% due 12/08/16	27,200,015	27,202,021
39,672,000	Chevron Corporation 0.51% due 12/09/16	39,651,062	39,653,863
24,157,000	Chevron Corporation 0.52% due 12/07/16	24,144,680	24,146,746
31,958,000	Chevron Corporation 0.59% due 01/20/17	31,916,810	31,922,407
27,371,000	Coca-Cola Company 0.52% due 12/14/16	27,354,327	27,356,649
32,584,000	Coca-Cola Company 0.52% due 12/15/16	32,563,689	32,566,486
48,600,000	Coca-Cola Company 0.54% due 12/01/16	48,578,535	48,582,800

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.60% (continued)
$56,509,000	Coca-Cola Company 0.67% due 01/23/17	$56,423,012	$56,430,679
51,545,000	Coca-Cola Company 0.68% due 01/24/17	51,464,418	51,472,222
100,000,000	Coca-Cola Company 0.74% due 02/14/17	99,787,083	99,808,022
54,214,000	Coca-Cola Company 0.82% due 03/02/17	54,068,225	54,088,148
52,328,000	Coca-Cola Company 0.85% due 03/24/17	52,155,477	52,172,272
34,058,000	Danaher Corporation 0.56% due 11/23/16	34,046,553	34,047,795
41,089,000	Danaher Corporation 0.62% due 12/19/16	41,055,581	41,059,303
21,389,000	Danaher Corporation 0.62% due 12/23/16	21,370,154	21,371,964
17,479,000	DuPont 0.77% due 11/21/16	17,471,620	17,471,149
65,000,000	DuPont 0.81% due 12/13/16	64,939,333	64,937,345
35,000,000	DuPont 0.81% due 12/14/16	34,966,556	34,965,393
34,886,000	Entergy Corporation 1.26% due 01/12/17	34,799,483	34,810,236
61,948,000	Exxon Mobil Corporation 0.49% due 11/04/16	61,945,522	61,945,859
53,025,000	Exxon Mobil Corporation 0.49% due 11/07/16	53,020,758	53,021,711
50,000,000	Exxon Mobil Corporation 0.49% due 11/14/16	49,991,333	49,993,447
35,654,000	Exxon Mobil Corporation 0.50% due 12/21/16	35,629,735	35,630,664
35,891,000	Exxon Mobil Corporation 0.52% due 11/15/16	35,883,882	35,885,915
10,307,000	Exxon Mobil Corporation 0.52% due 12/13/16	10,300,867	10,301,571
41,962,000	Exxon Mobil Corporation 0.53% due 12/01/16	41,943,816	41,948,088
51,545,000	Exxon Mobil Corporation 0.54% due 01/04/17	51,496,433	51,499,955

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.60% (continued)
$71,539,000	Exxon Mobil Corporation 0.55% due 12/05/16	$71,502,515	$71,510,970
81,982,000	Exxon Mobil Corporation 0.57% due 01/17/17	81,883,804	81,894,429
28,354,000	Honeywell International, Inc. 0.48% due 11/01/16	28,354,000	28,353,740
16,941,000	Honeywell International, Inc. 0.51% due 11/02/16	16,940,765	16,940,685
26,856,000	Honeywell International, Inc. 0.54% due 11/17/16	26,849,674	26,850,839
34,800,000	Honeywell International, Inc. 0.55% due 11/07/16	34,796,868	34,797,564
36,982,000	International Business Machines Corporation 0.51% due 12/02/16	36,966,077	36,968,424
14,862,000	MetLife 0.52% due 01/06/17	14,848,104	14,840,536
19,175,000	MetLife 0.56% due 11/22/16	19,168,848	19,168,743
100,000,000	MetLife 0.57% due 11/22/16	99,967,333	99,967,367
31,967,000	MetLife 0.62% due 01/05/17	31,931,792	31,921,990
57,105,000	MetLife 0.63% due 01/03/17	57,043,041	57,028,657
45,617,000	MetLife 0.69% due 12/05/16	45,587,704	45,590,523
31,902,000	MetLife 0.71% due 11/15/16	31,893,316	31,895,487
38,921,000	MetLife 0.71% due 11/16/16	38,909,648	38,912,403
45,223,000	MetLife 0.73% due 11/21/16	45,204,911	45,209,018
68,726,000	MetLife 0.78% due 01/19/17	68,609,872	68,591,602
34,800,000	Microsoft Corporation 0.51% due 11/03/16	34,799,033	34,799,014
76,764,000	Microsoft Corporation 0.52% due 11/08/16	76,756,388	76,757,774

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.60% (continued)
$37,578,000	Microsoft Corporation 0.57% due 12/15/16	$37,552,280	$37,556,393
19,995,000	Microsoft Corporation 0.61% due 01/04/17	19,973,672	19,975,433
13,037,000	Microsoft Corporation 0.61% due 01/05/17	13,022,877	13,023,950
15,984,000	Microsoft Corporation 0.61% due 01/11/17	15,965,086	15,965,714
31,967,000	Microsoft Corporation 0.61% due 01/18/17	31,925,443	31,918,517
15,920,000	Microsoft Corporation 0.62% due 02/02/17	15,894,913	15,892,648
59,953,000	Microsoft Corporation 0.63% due 01/10/17	59,880,723	59,885,839
39,969,000	Microsoft Corporation 0.66% due 01/17/17	39,913,432	39,917,213
35,484,000	Microsoft Corporation 0.69% due 01/25/17	35,427,028	35,430,342
37,673,000	Microsoft Corporation 0.72% due 01/24/17	37,610,588	37,617,139
11,031,000	Microsoft Corporation 0.72% due 02/08/17	11,009,462	11,010,470
74,179,000	Microsoft Corporation 0.74% due 02/07/17	74,031,590	74,019,556
36,712,000	National Grid USA 0.91% due 12/07/16	36,679,326	36,680,343
35,891,000	National Grid USA 1.07% due 11/23/16	35,867,531	35,873,046
76,015,000	PepsiCo, Inc. 0.46% due 11/04/16	76,012,149	76,012,086
32,835,000	PepsiCo, Inc. 0.46% due 11/09/16	32,831,717	32,831,963
44,420,000	PepsiCo, Inc. 0.46% due 11/29/16	44,404,453	44,404,327
44,420,000	PepsiCo, Inc. 0.46% due 12/02/16	44,402,787	44,402,508
68,012,000	Pfizer, Inc. 0.48% due 11/01/16	68,012,000	68,011,433
57,900,000	Pfizer, Inc. 0.48% due 11/02/16	57,899,244	57,899,019

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.60% (continued)
$61,536,000	Pfizer, Inc. 0.61% due 11/09/16	$61,527,795	$61,530,769
31,564,000	Pfizer, Inc. 0.61% due 11/16/16	31,556,109	31,558,767
78,142,000	Pfizer, Inc. 0.61% due 12/06/16	78,096,417	78,109,337
61,613,000	Pfizer, Inc. 0.81% due 02/06/17	61,481,850	61,506,328
100,000,000	Pfizer, Inc. 0.85% due 03/13/17	99,695,667	99,735,847
18,891,000	Philip Morris International, Inc. 0.53% due 11/22/16	18,885,270	18,885,643
34,889,000	Philip Morris International, Inc. 0.61% due 12/29/16	34,855,274	34,857,151
40,991,000	Philip Morris International, Inc. 0.61% due 12/30/16	40,950,692	40,952,742
32,731,000	Procter & Gamble Company 0.51% due 12/06/16	32,715,089	32,717,318
108,057,000	Procter & Gamble Company 0.51% due 12/13/16	107,993,967	108,001,888
28,958,000	Qualcomm, Inc. 0.51% due 11/08/16	28,955,185	28,955,477
82,015,000	Qualcomm, Inc. 0.51% due 12/20/16	81,959,185	81,957,703
49,652,000	Qualcomm, Inc. 0.53% due 12/06/16	49,626,898	49,628,266
33,866,000	Qualcomm, Inc. 0.53% due 12/07/16	33,848,390	33,849,327
62,274,000	Qualcomm, Inc. 0.56% due 01/10/17	62,207,401	62,202,643
38,374,000	Qualcomm, Inc. 0.56% due 01/11/17	38,332,375	38,329,026
32,374,000	Rockwell Automation, Inc. 0.63% due 12/14/16	32,350,025	32,343,572
32,374,000	Rockwell Automation, Inc. 0.63% due 12/15/16	32,349,468	32,342,840
36,982,000	Schlumberger Investments SA 1.02% due 01/05/17	36,915,227	36,925,183
34,886,000	Schlumberger Investments SA 1.07% due 01/11/17	34,813,757	34,825,577

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.60% (continued)
$45,300,000	United Healthcare Company 0.82% due 12/01/16	$45,269,422	$45,270,705
37,578,000	United Healthcare Company 0.87% due 12/14/16	37,539,848	37,542,681
37,578,000	United Healthcare Company 0.87% due 12/16/16	37,538,073	37,540,883
47,535,000	United Healthcare Company 0.91% due 12/22/16	47,475,066	47,480,826
35,056,000	United Healthcare Company 0.91% due 12/27/16	35,007,467	35,011,485
35,056,000	United Healthcare Company 0.91% due 12/28/16	35,006,600	35,010,534
35,228,000	United Parcel Service, Inc. 0.41% due 11/01/16	35,228,000	35,227,677
33,780,000	United Parcel Service, Inc. 0.43% due 11/03/16	33,779,212	33,779,043
71,539,000	United Parcel Service, Inc. 0.47% due 12/07/16	71,506,092	71,505,987
25,873,000	Wal-Mart Stores, Inc. 0.47% due 11/08/16	25,870,686	25,871,074
26,806,000	Walt Disney Company 0.52% due 11/16/16	26,800,304	26,801,199
50,000,000	Walt Disney Company 0.56% due 12/08/16	49,971,736	49,976,197
50,000,000	Walt Disney Company 0.56% due 12/09/16	49,970,972	49,975,517
44,741,000	Walt Disney Company 0.56% due 12/12/16	44,712,975	44,717,198
77,800,000	Walt Disney Company 0.56% due 12/15/16	77,747,701	77,755,265
69,573,000	Walt Disney Company 0.59% due 01/19/17	69,484,449	69,479,154
83,859,000	Walt Disney Company 0.59% due 01/20/17	83,750,915	83,743,715
20,145,000	Walt Disney Company 0.59% due 01/24/17	20,117,737	20,115,129
34,100,000	Walt Disney Company 0.59% due 01/25/17	34,053,302	34,048,435
First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 11.60% (continued)
$33,294,000	Walt Disney Company 0.59% due 01/31/17	$33,245,187	$33,238,355
Total U.S. Commercial Paper		5,763,669,400	5,763,924,625
Total Commercial Paper		8,498,132,573	8,498,627,347

Total Investments — 100.09% (Cost: $39,422,852,842)	49,741,135,154
Liabilities in Excess of Other Assets — (0.09)%	(44,989,740)
Net Assets — 100.00%	$49,696,145,414

*  Less than 0.01%

(a)  Inflation protected security.

(b)  Non-income producing security/commodity.

(c)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $102,118,981 or 0.21% of net assets.

(e)  Held through Financiere Rouge, LLC, wholly owned subsidiary and disregarded entity for U.S. tax purposes.

(f)  On November 30, 2015, during a shareholder and bondholder meeting, a merger was approved between FINEL SA and Emin Leydier SAS, effective December 1, 2015. The merger provided that FINEL SA absorbed Emin Leydier SAS, and changed its name to Emin Leydier SA.

(g)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2016, the value of these securities amounted to $91,947,562 or 0.19% of net assets.

(h)  Represents non-voting class of shares.

(i)  Floating rate security. Rate shown is the rate in effect at October 31, 2016.

At October 31, 2016, aggregate cost for federal income tax purposes was $39,879,762,563. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$12,221,626,041
Gross unrealized depreciation	(2,360,253,450)
Net unrealized appreciation	$9,861,372,591

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

AG  — Aktien Gesellschaft

A/S  — Aktieselskab

ASA  — Norwegian Public Limited Company

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PJSC  — Public Joint Stock Company

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Abbreviations used in this schedule include: (continued)

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

SA  — Société Anonyme

SAS  — Société par Actions Simplifiée

S.p.A.  — Società per Azioni

Currencies

EUR  — Euro

IDR  — Indonesian Rupiah

KRW  — South Korean Won

MXN  — Mexican Peso

PLN  — Polish Zloty

SGD  — Singapore Dollar

USD  — United States Dollar

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Emin Leydier SA FRN 7.815% due 11/30/20#	06/22/05	$14,476,149	$1.10
Emin Leydier SA FRN 7.815% due 11/30/20	07/03/09	21,341,293	1.10
Emin Leydier SA	07/03/09	—	5.19

#Formerly known as FINEL.

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At October 31, 2016	Unrealized Appreciation At October 31, 2016	Unrealized Depreciation At October 31, 2016
11/16/16	84,728,000	Euro	$97,086,850	$93,061,889	$4,024,961	$—
12/14/16	61,049,000	Euro	67,946,927	67,140,820	806,107	—
01/18/17	110,611,000	Euro	124,454,519	121,863,430	2,591,089	—
02/15/17	51,536,000	Euro	58,283,866	56,851,330	1,432,536	—
03/15/17	71,562,000	Euro	79,476,757	79,044,374	432,383	—
01/18/17	43,294,000	British Pound	56,322,247	53,090,809	3,231,438	—
11/16/16	28,346,467,000	Japanese Yen	272,383,181	270,424,148	1,959,033	—
12/14/16	25,619,676,000	Japanese Yen	256,142,430	244,696,110	11,446,320	—
01/18/17	25,802,294,000	Japanese Yen	256,427,958	246,852,441	9,575,517	—
02/15/17	33,385,473,000	Japanese Yen	331,986,916	319,773,899	12,213,017	—
03/15/17	23,745,669,000	Japanese Yen	229,862,048	227,728,782	2,133,266	—
			$1,830,373,699	$1,780,528,032	$49,845,667	$—

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At October 31, 2016	Unrealized Appreciation At October 31, 2016	Unrealized Depreciation At October 31, 2016
01/18/17	7,383,000	British Pound	$9,489,575	$9,053,666	$—	$(435,909)

Affiliated Securities

Affiliated Securities	Shares October 31, 2015	Gross Additions	Gross Reductions	Shares October 31, 2016	Market Value October 31, 2016	Realized Gain / (Loss)	Dividend Income
Berkeley Group Holdings PLC	7,041,897	425,008	83,339	7,383,566	$213,194,387	$3,181,593	$19,699,751
Chofu Seisakusho Company Limited	3,526,280	—	40,400	3,485,880	89,847,751	51,827	916,283
Cintas Corporation*	5,828,568	—	2,495,872	3,332,696	355,498,682	156,309,709	6,008,208
Emin Leydier SA#	12,000,000	—	—	12,000,000	62,308,305	—	274,718
Flowserve Corporation	6,170,798	2,243,710	—	8,414,508	356,354,414	—	6,037,423
Hirose Electric Company Limited	2,217,600	224,700	—	2,442,300	323,249,013	—	4,823,328
Hornbach Holding AG & Company KGaA	1,339,934	—	—	1,339,934	94,447,318	—	1,888,911
IDACorp, Inc.*	3,760,485	—	3,760,485	—	—	147,023,644	3,813,819
Italmobiliare S.p.A.	1,021,137	173,497	—	1,194,634	56,666,017	(12)	395,116
Mills Music Trust	31,592	—	—	31,592	734,830	—	67,293
NOW, Inc.	5,851,664	—	—	5,851,664	126,161,876	—	—
NSC Groupe	66,717	—	—	66,717	5,481,910	—	177,823
Namyang Dairy Products Company Limited	39,989	—	—	39,989	23,554,805	—	26,668
Neopost SA	1,867,732	—	—	1,867,732	56,547,365	—	3,102,029
Orbital ATK, Inc.	2,642,113	1,051,993	—	3,694,106	274,693,722	—	3,406,933
Robertet SA*	157,260	—	—	157,260	54,082,218	—	594,248
Sabeton SA	385,000	—	—	385,000	6,656,483	—	79,249
San Juan Basin Royalty Trust	3,908,035	—	—	3,908,035	24,503,380	—	904,124
Scotts Miracle-Gro Company	4,172,577	—	—	4,172,577	367,562,308	—	7,969,622
T. Hasegawa Company Limited	5,147,000	—	258,800	4,888,200	86,511,864	60,658	1,280,087

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Affiliated Securities (continued)

Affiliated Securities	Shares October 31, 2015	Gross Additions	Gross Reductions	Shares October 31, 2016	Market Value October 31, 2016	Realized Gain / (Loss)	Dividend Income
Teradata Corporation	12,051,787	1,686,627	2,473,310	11,265,104	$303,707,204	$(36,851,362)	$—
Timken Company	4,133,029	—	—	4,133,029	136,596,609	—	4,298,350
Vista Outdoor, Inc.	4,424,582	—	1,172,125	3,252,457	125,772,512	28,335,335	—
Total					$3,144,132,973	$298,111,392	$65,763,983

#Formerly known as FINEL.

*Represents an unaffiliated issuer as of October 31, 2016, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks
Consumer Discretionary	4.18%
Consumer Staples	4.63
Energy	1.84
Financials	6.89
Health Care	2.61
Industrials	7.46
Information Technology	1.86
Materials	7.45
Telecommunication Services	1.94
Total International Common Stocks	38.86
U.S. Common Stocks
Consumer Discretionary	4.08
Consumer Staples	0.57
Energy	2.74
Financials	9.38
Health Care	1.05
Industrials	6.40
Information Technology	8.54
Materials	1.55
Utilities	0.45
Total U.S. Common Stocks	34.76

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Investment Company	0.00	%*
Commodity	6.92
U.S. Bonds
Consumer Discretionary	0.01
Government Issues	1.01
Total U.S. Bonds	1.02
International Notes and Bonds
Financials	0.02
Government Issues	1.35
Materials	0.06
Total International Notes and Bonds	1.43
Commercial Paper
International Commercial Paper	5.50
U.S. Commercial Paper	11.60
Total Commercial Paper	17.10
Total Investments	100.09%

*Less than 0.01%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund

Fund Overview

Data as of October 31, 2016 (unaudited)

Investment Objective

The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. Management's research-driven process focuses on undervalued securities.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Overseas Fund	Class A	without sales load	6.90	6.09	5.55
		with sales load	1.55	5.01	5.01
MSCI EAFE Index			-3.23	4.99	1.22
Consumer Price Index			1.64	1.32	1.82

Asset Allocation* (%)

Countries** (%)

Japan	22.61
France	10.94
United States	6.13
Canada	4.97
United Kingdom	4.88
Germany	4.01
Hong Kong	3.56
Mexico	3.52
South Korea	2.80
Switzerland	2.70
Singapore	2.38
Bermuda	1.74
Sweden	1.13
Australia	0.94
Thailand	0.92
Netherlands	0.73
Norway	0.71
Belgium	0.60
Greece	0.57
Chile	0.56
Denmark	0.50
Ireland	0.45
Austria	0.27
Russia	0.24
Taiwan	0.22
Israel	0.18
Turkey	0.17
Brazil	0.15
Poland	0.15
Italy	0.09
Indonesia	0.08
Africa	0.07

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short-term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI EAFE Index is an unmanaged total return index, reported in U.S. dollars, based on share prices and reinvested net dividends of approximately 1,100 companies from 21 developed market countries. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold Bullion** (precious metal)	5.79
KDDI Corporation (Japanese Wireless Telecommunication Services)	2.85
Fanuc Corporation (Japanese Industrial Machinery)	2.55
HeidelbergCement AG (German Construction Materials)	2.27
Secom Company Limited (Japanese Security & Alarm Services)	1.85
Mitsubishi Estate Company Limited (Japanese Diversified Real Estate Activities)	1.83
SMC Corporation (Japanese Industrial Machinery)	1.82
Grupo Televisa S.A.B. ADR (Mexican Broadcasting)	1.67
Sompo Holdings, Inc. (Japanese Property & Casualty Insurance)	1.57
Danone SA (French Packaged Foods & Meats)	1.54
Total	23.74

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 70.42%
International Common Stocks — 70.17%
Africa — 0.07%
118,663	Randgold Resources Limited, ADR	$7,074,131	$10,528,968
Australia — 0.93%
8,292,860	Newcrest Mining Limited	113,322,720	142,316,986
Austria — 0.27%
2,552,584	Wienerberger AG	31,893,214	40,812,583
Belgium — 0.60%
907,727	Groupe Bruxelles Lambert SA	69,227,228	78,082,414
98,473	Sofina SA	8,428,556	13,760,973
		77,655,784	91,843,387
Bermuda — 1.73%
2,998,400	Jardine Matheson Holdings Limited	133,424,811	182,632,544
5,881,403	Hiscox Limited	70,399,116	73,500,170
227,900	Jardine Strategic Holdings Limited	6,622,077	7,997,011
		210,446,004	264,129,725
Brazil — 0.15%
2,297,400	Cielo SA	22,597,097	23,319,474
Canada — 4.82%
8,295,502	Potash Corporation of Saskatchewan, Inc.	261,590,858	135,050,773
7,645,847	Cenovus Energy, Inc.	186,103,811	110,406,031
1,962,323	Agnico-Eagle Mines Limited	62,092,819	99,659,616
6,044,482	Goldcorp, Inc.	159,971,703	91,876,126
4,694,846	Barrick Gold Corporation	50,363,489	82,582,341
1,054,193	Franco-Nevada Corporation	44,943,106	68,998,437
2,106,982	Suncor Energy, Inc.	52,774,137	63,226,739
1,170,131	Canadian Natural Resources Limited	29,522,120	37,137,461
1,092,706	Imperial Oil Limited	33,133,968	35,437,793
1,100,050	EnCana Corporation	14,298,776	10,494,477
		894,794,787	734,869,794
Chile — 0.56%
3,990,749	Cia Cervecerias Unidas SA, ADR	85,670,619	85,801,103
Denmark — 0.50%
1,927,059	ISS A/S	65,007,600	75,765,005

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 70.17% (continued)
France — 10.77%
3,402,404	Danone SA	$228,487,659	$235,603,164
5,945,130	Bouygues SA	213,738,152	193,862,793
6,318,136	Carrefour SA	199,350,282	165,729,400
1,997,226	Sanofi	162,148,995	155,576,634
3,233,820	Cie de Saint-Gobain	138,658,254	143,576,789
1,125,050	Sodexo SA	39,996,849	130,665,533
2,215,409	Total SA	105,081,699	106,325,546
6,886,731	Rexel SA	99,926,196	95,519,473
235,837	Robertet SA (b)	20,591,064	81,105,100
11,593,581	Emin Leydier SA (b)(c)(d)(e)(f)(g)	9,166,547	60,198,032
493,657	Wendel SA	10,886,846	56,792,389
558,938	Laurent-Perrier (b)	19,851,603	42,950,204
648,834	Legrand SA	22,223,920	36,674,149
442,830	Société Foncière Financière et de Participations	29,139,582	32,569,822
801,693	Neopost SA	41,407,216	24,272,019
896,416	Legris Industries SA (b)(c)(d)(g)	23,119,325	23,213,525
364,373	Gaumont SA (b)	21,698,753	21,499,493
489,162	SFR Group SA	15,099,777	13,177,433
51,500	Robertet SA CI (d)(h)	2,151,628	12,397,710
49,706	Christian Dior SE	8,116,497	9,589,759
100,000	Sabeton SA	1,463,143	1,728,957
		1,412,303,987	1,643,027,924
Germany — 3.98%
3,667,964	HeidelbergCement AG	221,266,898	346,923,970
434,377	Linde AG	59,966,632	71,668,672
2,985,955	Hamburger Hafen und Logistik AG	87,574,307	47,561,355
664,606	Hornbach Holding AG & Company KGaA	15,728,733	46,845,781
11,838,914	Telefonica Deutschland Holding AG	53,322,660	45,889,480
404,105	Fraport AG	14,632,398	23,985,797
731,164	Deutsche Wohnen AG	5,633,188	23,854,326
		458,124,816	606,729,381

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 70.17% (continued)
Greece — 0.57%
6,144,609	Jumbo SA	$27,916,825	$87,350,938
Hong Kong — 3.54%
72,578,540	Hang Lung Properties Limited	172,373,958	160,213,602
33,586,303	Hopewell Holdings Limited	96,856,757	117,792,734
22,777,700	Great Eagle Holdings Limited	76,569,942	101,178,094
7,806,340	Guoco Group Limited	57,283,838	87,670,406
15,997,405	Hysan Development Company Limited	72,338,811	73,844,808
		475,423,306	540,699,644
Ireland — 0.45%
2,108,597	CRH PLC	35,126,498	68,239,636
Israel — 0.18%
7,510,515	Israel Chemicals Limited	75,169,596	26,742,860
Italy — 0.09%
287,915	Italmobiliare S.p.A.	36,335,427	13,656,899
Japan — 22.52%
14,291,900	KDDI Corporation	177,057,839	435,012,347
2,072,940	Fanuc Corporation	232,703,638	389,009,814
3,895,800	Secom Company Limited	165,603,656	281,699,737
14,094,550	Mitsubishi Estate Company Limited	253,382,151	279,754,037
956,890	SMC Corporation	143,339,850	278,207,076
7,378,400	Sompo Holdings, Inc.	203,351,796	239,497,221
308,900	Keyence Corporation	62,834,288	226,984,209
5,146,930	Hoya Corporation	114,377,734	215,212,053
4,973,200	MS&AD Insurance Group Holdings, Inc.	98,914,606	148,053,117
1,086,600	Hirose Electric Company Limited	113,363,708	143,816,230
835,470	Shimano, Inc.	10,069,760	143,082,304
7,996,600	Astellas Pharma, Inc.	61,646,785	118,915,779
2,715,380	Daiichikosho Company Limited	33,513,866	118,200,722
3,559,930	Kansai Paint Company Limited	26,253,316	76,718,240
1,150,030	Nissin Foods Holdings Company Limited	40,259,845	66,674,763
1,299,640	As One Corporation (b)	26,525,156	58,432,370
3,020,411	T. Hasegawa Company Limited (b)	39,946,566	53,455,543

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 70.17% (continued)
Japan — 22.52% (continued)
1,871,000	Chofu Seisakusho Company Limited (b)	$29,774,613	$48,224,592
438,706	SK Kaken Company Limited	7,328,951	45,723,816
1,687,224	Nagaileben Company Limited	16,095,088	37,132,764
2,045,420	Maezawa Kasei Industries Company Limited (b)	31,490,225	21,415,764
473,100	Komatsu Limited	8,324,840	10,569,975
		1,896,158,277	3,435,792,473
Mexico — 2.72%
10,358,163	Grupo Televisa S.A.B., ADR	220,329,359	254,085,739
5,341,868	Fresnillo PLC	93,005,205	107,230,582
2,246,692	Industrias Peñoles S.A.B. de C.V.	1,833,690	54,351,617
		315,168,254	415,667,938
Netherlands — 0.73%
560,446	HAL Trust	20,803,015	110,741,355
Norway — 0.71%
11,393,841	Orkla ASA	83,103,593	107,631,520
Poland — 0.04%
571,220	Pfleiderer Group SA	3,567,238	5,023,154
109,275	Pfleiderer Grajewo Senior Debt Interest Claims (g)(i)	636,263	912,888
		4,203,501	5,936,042
Russia — 0.23%
8,297,382	Gazprom PJSC, ADR	55,920,439	35,844,690
Singapore — 1.47%
25,512,113	Haw Par Corporation Limited (b)	76,875,317	164,304,426
32,779,415	ComfortDelGro Corporation Limited	24,022,250	59,845,257
		100,897,567	224,149,683
South Korea — 2.75%
1,457,048	KT&G Corporation	79,057,554	143,890,255
3,591,818	Kia Motors Corporation	166,678,266	127,757,914
353,250	Lotte Confectionery Company Limited	12,445,892	59,273,760
196,900	Nong Shim Company Limited	46,391,095	49,558,401

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 70.17% (continued)
South Korea — 2.75% (continued)
872,463	Fursys, Inc. (b)	$10,110,166	$25,886,055
22,950	Namyang Dairy Products Company Limited	4,912,653	13,518,287
		319,595,626	419,884,672
Sweden — 1.12%
3,013,030	Investor AB, Class 'A'	59,333,861	105,514,345
1,846,088	Investor AB, Class 'B'	40,783,748	65,629,873
		100,117,609	171,144,218
Switzerland — 2.69%
3,164,836	Nestlé SA	120,020,927	229,474,997
2,413,791	Pargesa Holding SA	129,478,662	162,090,255
252,160	Cie Financiere Richemont SA	15,430,531	16,219,477
14,839	Rieter Holding AG (c)	1,783,973	2,822,192
		266,714,093	410,606,921
Taiwan — 0.22%
11,509,694	Taiwan Secom Company Limited	17,429,499	33,007,282
Thailand — 0.92%
22,779,459	Bangkok Bank PCL, NVDR	93,410,526	103,816,664
52,214,985	Thai Beverage PCL	8,627,619	36,217,402
15,000	Bangkok Bank PCL	63,387	68,148
		102,101,532	140,102,214
Turkey — 0.17%
5,893,909	Yazicilar Holding AS	38,350,989	25,905,199
United Kingdom — 4.67%
4,323,801	Liberty Global PLC, Series 'C' (c)	143,399,841	137,496,872
2,389,901	British American Tobacco PLC	130,516,883	137,237,657
6,419,554	GlaxoSmithKline PLC	126,891,065	127,174,262
4,212,259	Berkeley Group Holdings PLC	73,194,131	121,625,509
4,071,139	Diageo PLC	110,378,699	108,606,163
638,277	Willis Towers Watson PLC	67,880,455	80,359,074
		652,261,074	712,499,537
Total International Common Stocks		8,001,687,479	10,704,748,051

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stock — 0.25%
Materials — 0.25%
551,449	Royal Gold, Inc.	$33,723,128	$37,950,720
Total Common Stocks		8,035,410,607	10,742,698,771
International Preferred Stock — 0.04%
South Korea — 0.04%
27,183	Namyang Dairy Products Company Limited	387,444	5,440,163
Investment Company — 0.00*%
121,191	State Street Institutional U.S. Government Money Market Fund, Premier Class	121,191	121,191
Right — 0.00%
55,324	Pfleiderer Atlantik Raco RI Rights (c)(d)(g)	16,617	—
Ounces
Commodity — 5.79%
690,811	Gold bullion (c)	563,993,676	882,980,785
Principal
Bank Loans — 0.01%
Germany — 0.01%
72 EUR	Atlantik Commitment Fee Facility due 02/01/20 (c)(d)(g)(i)(j)	—	15
609,010 EUR	Atlantik Duration Fee Facility due 02/01/20 (c)(d)(g)(i)(j)	—	128,733
28,263 EUR	Atlantik FX Repayment Facility due 02/01/20 (c)(d)(g)(i)(j)	—	5,974
1,996,448 EUR	Atlantik Standstill Accrued Interest Facility due 02/01/20 (c)(d)(g)(i)(j)	—	422,010
4,000,000 EUR	Atlantik Subordinated Debt 79.5M 15.00% due 02/01/20 (c)(d)(g)(i)(j)	5,431,204	845,522

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
Bank Loans — 0.01% (continued)
Germany — 0.01% (continued)
790,586 EUR	Atlantik Subordinated Debt Term Facility 1A 15.00% due 02/01/20 (c)(d)(g)(i)(j)	$1,073,458	$167,115
774,993 EUR	Atlantik Subordinated Debt Term Facility 2A 15.00% due 02/01/20 (c)(d)(g)(i)(j)	1,052,286	163,818
739,302 EUR	Atlantik Subordinated Debt Term Facility 3A 15.00% due 02/01/20 (c)(d)(g)(i)(j)	997,446	156,274
469,266 EUR	Atlantik Subordinated Debt Term Facility 4A 15.00% due 02/01/20 (c)(d)(g)(i)(j)	633,457	99,194
Total Bank Loans		9,187,851	1,988,655
Notes and Bonds — 2.39%
U.S. Bond — 0.07%
Government Obligation — 0.07%
$10,000,000	U.S. Treasury Note 0.75% due 03/15/17	10,005,867	10,012,550
Total U.S. Bond		10,005,867	10,012,550
International Notes and Bonds — 2.32%
International Corporate Notes and Bonds — 0.13%
France — 0.13%
8,000,000 EUR	Emin Leydier SA FRN 7.815% due 11/30/20 (d)(e)(g)(k)	9,650,406	8,782,002
10,000,000 EUR	Emin Leydier SA FRN 7.815% due 11/30/20 (d)(e)(g)(k)	14,227,973	10,977,503
Total International Corporate Notes and Bonds		23,878,379	19,759,505
International Government Bonds — 2.19%
Canada — 0.14%
27,880,000 CAD	Canadian Government Bond 1.25% due 08/01/17 (d)	21,409,921	20,891,605
Indonesia — 0.08%
152,606,000,000 IDR	Indonesia Treasury Bond 8.25% due 07/15/21	11,887,295	12,257,134

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Government Bonds — 2.19% (continued)
Mexico — 0.78%
1,094,660,000 MXN	Mexican Bonos 4.75% due 06/14/18	$69,093,006	$57,303,461
330,074,000 MXN	Mexican Bonos 5.00% due 12/11/19	24,229,607	17,089,734
825,590,000 MXN	Mexican Bonos 6.50% due 06/10/21	48,625,161	44,642,706
		141,947,774	119,035,901
Poland — 0.11%
61,575,000 PLN	Poland Government Bond 3.25% due 07/25/19	16,128,657	16,236,793
Singapore — 0.90%
88,530,000 SGD	Singapore Government Bond 0.50% due 04/01/18	67,285,335	63,320,219
45,219,000 SGD	Singapore Government Bond 2.375% due 04/01/17	36,630,161	32,712,099
53,521,000 SGD	Singapore Government Bond 3.25% due 09/01/20	41,153,235	41,497,289
		145,068,731	137,529,607
United Kingdom — 0.18%
23,026,000 GBP	United Kingdom Gilt 1.00% due 09/07/17 (a)	35,711,531	28,371,770
Total International Government Bonds		372,153,909	334,322,810
Total International Notes and Bonds		396,032,288	354,082,315
Total Notes and Bonds		406,038,155	364,094,865
Commercial Paper — 20.94%
International Commercial Paper — 8.36%
Australia — 0.10%
15,000,000 USD	Telstra Corporation Limited 0.87% due 01/23/17	14,970,604	14,977,600
Canada — 1.30%
11,938,000 USD	Suncor Energy, Inc. 1.12% due 01/13/17	11,911,372	11,915,056
16,983,000 USD	Total Capital Limited 0.63% due 11/14/16	16,979,198	16,980,305

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 8.36% (continued)
Canada — 1.30% (continued)
27,590,000 USD	Total Capital Limited 0.67% due 11/18/16	$27,581,401	$27,584,206
18,098,000 USD	Total Capital Limited 0.67% due 11/21/16	18,091,364	18,093,461
20,012,000 USD	Total Capital Limited 0.67% due 12/19/16	19,994,389	19,998,353
32,942,000 USD	Total Capital Limited 0.68% due 12/19/16	32,912,572	32,919,536
13,858,000 USD	Total Capital Limited 0.70% due 01/06/17	13,840,470	13,843,480
14,225,000 USD	Total Capital Limited 0.70% due 01/09/17	14,206,187	14,209,040
12,144,000 USD	Total Capital Limited 0.70% due 01/12/17	12,127,241	12,129,446
4,808,000 USD	Total Capital Limited 0.71% due 01/10/17	4,801,456	4,802,491
17,826,000 USD	Total Capital Limited 0.71% due 01/17/17	17,799,311	17,802,286
8,692,000 USD	Total Capital Limited 0.71% due 01/20/17	8,678,479	8,676,620
France — 2.13%
44,000,000 USD	Engie 0.83% due 12/01/16	43,970,300	43,981,018
39,623,000 USD	Engie 0.84% due 12/12/16	39,585,996	39,599,147
6,922,000 USD	Engie 0.84% due 12/20/16	6,914,274	6,916,876
9,110,000 USD	Engie 0.85% due 11/02/16	9,109,790	9,109,793
8,236,000 USD	Engie 0.85% due 12/16/16	8,227,455	8,230,496
40,700,000 USD	Engie 0.85% due 12/19/16	40,654,959	40,670,584
6,929,000 USD	Engie 0.85% due 01/09/17	6,917,977	6,920,067
13,775,000 USD	Engie 0.85% due 01/11/17	13,752,451	13,756,156

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 8.36% (continued)
France — 2.13% (continued)
7,093,000 USD	Essilor International 0.58% due 11/07/16	$7,092,326	$7,092,421
5,692,000 USD	Essilor International 0.58% due 12/01/16	5,689,296	5,689,544
6,000,000 USD	Essilor International 0.58% due 12/13/16	5,996,010	5,996,295
14,543,000 USD	Essilor International 0.58% due 12/21/16	14,531,487	14,531,957
30,000,000 USD	Essilor International 0.58% due 01/05/17	29,969,125	29,967,660
5,743,000 USD	Essilor International 0.63% due 12/20/16	5,738,154	5,738,749
12,932,000 USD	L'Oreal USA, Inc. 0.56% due 01/18/17	12,916,589	12,914,434
9,266,000 USD	L'Oreal USA, Inc. 0.58% due 11/10/16	9,264,680	9,264,978
26,570,000 USD	Sanofi 0.66% due 11/03/16	26,569,041	26,569,314
38,353,000 USD	Électricité de France SA 1.54% due 01/09/17	38,272,139	38,287,597
Germany — 0.90%
16,453,000 USD	BASF AG 0.67% due 11/10/16	16,450,285	16,451,044
28,566,000 USD	BASF AG 0.69% due 11/14/16	28,558,986	28,561,146
11,583,000 USD	BASF AG 0.69% due 11/15/16	11,579,937	11,580,876
7,906,000 USD	Henkel Corporation 0.68% due 01/11/17	7,895,553	7,896,260
25,952,000 USD	Henkel Corporation 0.70% due 12/05/16	25,935,088	25,939,208
15,994,000 USD	Henkel Corporation 0.71% due 11/02/16	15,993,689	15,993,637
18,033,000 USD	Henkel Corporation 0.71% due 11/07/16	18,030,896	18,031,527
8,708,000 USD	Henkel Corporation 0.71% due 12/12/16	8,701,058	8,702,758

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 8.36% (continued)
Germany — 0.90% (continued)
3,569,000 USD	Henkel Corporation 0.74% due 01/04/17	$3,564,368	$3,565,243
Japan — 0.79%
8,523,000 USD	Honda Corporation 0.61% due 11/04/16	8,522,574	8,522,673
18,098,000 USD	Honda Corporation 0.61% due 11/09/16	18,095,587	18,096,326
17,843,000 USD	Honda Corporation 0.61% due 11/10/16	17,840,324	17,841,141
17,054,000 USD	Honda Corporation 0.66% due 01/12/17	17,031,830	17,034,081
48,609,000 USD	Honda Corporation 0.69% due 01/18/17	48,537,382	48,544,785
11,294,000 USD	Mitsubishi Company 0.90% due 01/06/17	11,275,779	11,278,992
Switzerland — 2.36%
8,227,000 USD	Nestlé SA 0.54% due 11/07/16	8,226,273	8,226,472
14,650,000 USD	Nestlé SA 0.54% due 11/09/16	14,648,275	14,648,766
19,361,000 USD	Nestlé SA 0.55% due 11/08/16	19,358,967	19,359,568
16,983,000 USD	Nestlé SA 0.55% due 11/16/16	16,979,179	16,980,283
35,751,000 USD	Nestlé SA 0.56% due 11/28/16	35,736,253	35,739,850
16,072,000 USD	Nestlé SA 0.58% due 12/05/16	16,063,348	16,065,359
16,072,000 USD	Nestlé SA 0.58% due 12/06/16	16,063,093	16,065,121
26,575,000 USD	Nestlé SA 0.58% due 12/08/16	26,559,432	26,562,798
18,033,000 USD	Nestlé SA 0.58% due 01/23/17	18,009,302	18,008,132
17,165,000 USD	Nestlé SA 0.59% due 11/15/16	17,161,128	17,162,447
17,165,000 USD	Nestlé SA 0.59% due 11/18/16	17,160,299	17,161,850

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 8.36% (continued)
Switzerland — 2.36% (continued)
12,327,000 USD	Nestlé SA 0.60% due 02/06/17	$12,307,403	$12,306,060
20,702,000 USD	Nestlé SA 0.61% due 11/21/16	20,695,099	20,697,447
21,389,000 USD	Novartis International AG 0.50% due 12/23/16	21,373,861	21,372,909
16,743,000 USD	Novartis International AG 0.54% due 01/03/17	16,727,471	16,726,659
12,217,000 USD	Roche Holdings, Inc. 0.46% due 12/21/16	12,209,364	12,208,242
20,774,000 USD	Roche Holdings, Inc. 0.48% due 11/15/16	20,770,203	20,770,451
13,257,000 USD	Roche Holdings, Inc. 0.51% due 11/23/16	13,252,949	13,253,282
15,668,000 USD	Roche Holdings, Inc. 0.53% due 12/02/16	15,660,984	15,661,413
12,327,000 USD	Roche Holdings, Inc. 0.53% due 01/12/17	12,314,180	12,312,227
9,009,000 USD	Roche Holdings, Inc. 0.53% due 01/13/17	8,999,501	8,997,981
United Kingdom — 0.78%
41,548,000 USD	GlaxoSmithKline PLC 0.61% due 11/17/16	41,536,920	41,539,230
20,774,000 USD	GlaxoSmithKline PLC 0.61% due 11/18/16	20,768,114	20,769,326
17,733,000 USD	GlaxoSmithKline PLC 0.65% due 11/14/16	17,728,902	17,729,986
14,811,000 USD	GlaxoSmithKline PLC 0.67% due 12/16/16	14,798,781	14,801,102
23,435,000 USD	Reckitt Benckiser 0.66% due 12/02/16	23,421,883	23,424,522
Total International Commercial Paper		1,275,610,593	1,275,760,146
U.S. Commercial Paper — 12.58%
$14,650,000	Abbott Laboratories 0.76% due 11/02/16	14,649,695	14,649,693
21,683,000	Air Products 0.53% due 11/01/16	21,683,000	21,682,756

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.58% (continued)
$8,110,000	Anthem, Inc. 0.74% due 11/09/16	$8,108,684	$8,108,631
12,360,000	Apple, Inc. 0.50% due 11/16/16	12,357,476	12,358,248
26,575,000	Apple, Inc. 0.52% due 12/09/16	26,560,694	26,564,146
17,416,000	Apple, Inc. 0.53% due 12/12/16	17,405,686	17,408,157
5,768,000	Apple, Inc. 0.54% due 01/04/17	5,762,565	5,763,261
8,193,000	Apple, Inc. 0.54% due 01/06/17	8,185,039	8,185,971
15,467,000	Apple, Inc. 0.54% due 01/23/17	15,448,100	15,448,522
8,628,000	Apple, Inc. 0.54% due 01/26/17	8,617,076	8,617,137
8,628,000	Apple, Inc. 0.54% due 01/27/17	8,616,949	8,616,948
19,733,000	Apple, Inc. 0.55% due 12/16/16	19,719,680	19,722,965
16,941,000	Apple, Inc. 0.55% due 01/09/17	16,923,466	16,925,518
14,320,000	Apple, Inc. 0.58% due 01/24/17	14,300,954	14,302,587
13,045,000	Berkshire Hathaway, Inc. 0.76% due 12/09/16	13,034,673	13,033,101
12,002,000	Campbell Soup Company 0.66% due 12/19/16	11,991,598	11,988,506
6,686,000	Campbell Soup Company 0.66% due 01/05/17	6,678,153	6,675,017
5,207,000	Campbell Soup Company 0.66% due 01/10/17	5,200,419	5,197,573
7,207,000	Campbell Soup Company 0.66% due 01/19/17	7,196,720	7,191,673
24,455,000	Caterpillar Financial Services Company 0.51% due 11/10/16	24,451,943	24,452,452
39,840,000	Chevron Corporation 0.44% due 11/23/16	39,829,531	39,830,811
16,763,000	Chevron Corporation 0.45% due 11/22/16	16,758,697	16,759,322

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.58% (continued)
$11,583,000	Chevron Corporation 0.47% due 11/04/16	$11,582,556	$11,582,600
34,181,000	Chevron Corporation 0.49% due 11/17/16	34,173,708	34,175,431
13,801,000	Chevron Corporation 0.49% due 11/18/16	13,797,872	13,798,599
13,032,000	Chevron Corporation 0.50% due 12/02/16	13,026,501	13,027,494
16,072,000	Chevron Corporation 0.51% due 11/30/16	16,065,527	16,066,910
14,465,000	Chevron Corporation 0.51% due 12/08/16	14,457,567	14,458,633
21,087,000	Chevron Corporation 0.51% due 12/09/16	21,075,871	21,077,360
8,743,000	Chevron Corporation 0.52% due 12/07/16	8,738,541	8,739,289
3,042,000	Chevron Corporation 0.59% due 01/20/17	3,038,079	3,038,612
17,002,000	Coca-Cola Company 0.52% due 12/14/16	16,991,643	16,993,085
17,416,000	Coca-Cola Company 0.52% due 12/15/16	17,405,144	17,406,639
18,491,000	Coca-Cola Company 0.67% due 01/23/17	18,462,863	18,465,371
23,455,000	Coca-Cola Company 0.68% due 01/24/17	23,418,332	23,421,883
18,997,000	Coca-Cola Company 0.82% due 03/02/17	18,945,919	18,952,901
22,672,000	Coca-Cola Company 0.85% due 03/24/17	22,597,252	22,604,528
3,242,000	Danaher Corporation 0.56% due 11/23/16	3,240,910	3,241,029
3,911,000	Danaher Corporation 0.62% due 12/19/16	3,907,819	3,908,173
13,611,000	Danaher Corporation 0.62% due 12/23/16	13,599,007	13,600,159
32,521,000	DuPont 0.77% due 11/21/16	32,507,269	32,506,392
15,114,000	Entergy Corporation 1.26% due 01/12/17	15,076,517	15,081,176

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.58% (continued)
$13,278,000	Exxon Mobil Corporation 0.49% due 11/04/16	$13,277,469	$13,277,541
21,975,000	Exxon Mobil Corporation 0.49% due 11/07/16	21,973,242	21,973,637
14,346,000	Exxon Mobil Corporation 0.50% due 12/21/16	14,336,237	14,336,611
10,291,000	Exxon Mobil Corporation 0.52% due 11/15/16	10,288,959	10,289,542
13,493,000	Exxon Mobil Corporation 0.52% due 12/13/16	13,484,972	13,485,893
11,438,000	Exxon Mobil Corporation 0.53% due 12/01/16	11,433,044	11,434,208
23,455,000	Exxon Mobil Corporation 0.54% due 01/04/17	23,432,900	23,434,503
28,461,000	Exxon Mobil Corporation 0.55% due 12/05/16	28,446,485	28,449,849
18,018,000	Exxon Mobil Corporation 0.57% due 01/17/17	17,996,418	17,998,754
8,130,000	Honeywell International, Inc. 0.48% due 11/01/16	8,130,000	8,129,925
6,459,000	Honeywell International, Inc. 0.51% due 11/02/16	6,458,910	6,458,880
14,944,000	Honeywell International, Inc. 0.54% due 11/17/16	14,940,480	14,941,128
13,795,000	Honeywell International, Inc. 0.55% due 11/07/16	13,793,758	13,794,034
13,018,000	International Business Machines Corporation 0.51% due 12/02/16	13,012,395	13,013,221
30,138,000	MetLife 0.52% due 01/06/17	30,109,821	30,094,474
5,355,000	MetLife 0.56% due 11/22/16	5,353,282	5,353,252
18,033,000	MetLife 0.62% due 01/05/17	18,013,139	18,007,609
20,568,000	MetLife 0.63% due 01/03/17	20,545,684	20,540,503
24,383,000	MetLife 0.69% due 12/05/16	24,367,341	24,368,848

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.58% (continued)
$18,098,000	MetLife 0.71% due 11/15/16	$18,093,073	$18,094,305
22,079,000	MetLife 0.71% due 11/16/16	22,072,560	22,074,123
12,967,000	MetLife 0.73% due 11/21/16	12,961,813	12,962,991
31,274,000	MetLife 0.78% due 01/19/17	31,221,156	31,212,842
13,795,000	Microsoft Corporation 0.51% due 11/03/16	13,794,617	13,794,609
16,453,000	Microsoft Corporation 0.52% due 11/08/16	16,451,368	16,451,665
12,422,000	Microsoft Corporation 0.57% due 12/15/16	12,413,498	12,414,857
30,005,000	Microsoft Corporation 0.61% due 01/04/17	29,972,995	29,975,637
19,563,000	Microsoft Corporation 0.61% due 01/05/17	19,541,807	19,543,417
9,016,000	Microsoft Corporation 0.61% due 01/11/17	9,005,331	9,005,686
18,033,000	Microsoft Corporation 0.61% due 01/18/17	18,009,557	18,005,650
8,980,000	Microsoft Corporation 0.62% due 02/02/17	8,965,849	8,964,571
12,290,000	Microsoft Corporation 0.63% due 01/10/17	12,275,184	12,276,232
8,193,000	Microsoft Corporation 0.66% due 01/17/17	8,181,609	8,182,385
11,294,000	Microsoft Corporation 0.69% due 01/25/17	11,275,867	11,276,922
12,327,000	Microsoft Corporation 0.72% due 01/24/17	12,306,578	12,308,722
22,369,000	Microsoft Corporation 0.72% due 02/08/17	22,325,325	22,327,369
19,223,000	Microsoft Corporation 0.74% due 02/07/17	19,184,800	19,181,681
13,288,000	National Grid USA 0.91% due 12/07/16	13,276,174	13,276,542
10,291,000	National Grid USA 1.07% due 11/23/16	10,284,271	10,285,852

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.58% (continued)
$28,985,000	PepsiCo, Inc. 0.46% due 11/04/16	$28,983,913	$28,983,889
17,165,000	PepsiCo, Inc. 0.46% due 11/09/16	17,163,283	17,163,412
5,580,000	PepsiCo, Inc. 0.46% due 11/29/16	5,578,047	5,578,031
5,580,000	PepsiCo, Inc. 0.46% due 12/02/16	5,577,838	5,577,803
31,988,000	Pfizer, Inc. 0.48% due 11/01/16	31,988,000	31,987,733
12,900,000	Pfizer, Inc. 0.48% due 11/02/16	12,899,832	12,899,781
23,464,000	Pfizer, Inc. 0.61% due 11/09/16	23,460,871	23,462,006
22,436,000	Pfizer, Inc. 0.61% due 11/16/16	22,430,391	22,432,281
16,772,000	Pfizer, Inc. 0.61% due 12/06/16	16,762,216	16,764,989
6,109,000	Philip Morris International, Inc. 0.53% due 11/22/16	6,107,147	6,107,268
15,111,000	Philip Morris International, Inc. 0.61% due 12/29/16	15,096,393	15,097,206
9,009,000	Philip Morris International, Inc. 0.61% due 12/30/16	9,000,141	9,000,592
13,257,000	Procter & Gamble Company 0.51% due 12/06/16	13,250,556	13,251,459
33,920,000	Procter & Gamble Company 0.51% due 12/13/16	33,900,213	33,902,700
11,042,000	Qualcomm, Inc. 0.51% due 11/08/16	11,040,926	11,041,038
17,985,000	Qualcomm, Inc. 0.51% due 12/20/16	17,972,761	17,972,435
7,098,000	Qualcomm, Inc. 0.53% due 12/06/16	7,094,412	7,094,607
18,001,000	Qualcomm, Inc. 0.53% due 12/07/16	17,991,639	17,992,138
21,726,000	Qualcomm, Inc. 0.56% due 01/10/17	21,702,765	21,701,105
16,626,000	Qualcomm, Inc. 0.56% due 01/11/17	16,607,965	16,606,514

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.58% (continued)
$16,471,000	Rockwell Automation, Inc. 0.63% due 12/14/16	$16,458,802	$16,455,519
16,471,000	Rockwell Automation, Inc. 0.63% due 12/15/16	16,458,519	16,455,147
13,018,000	Schlumberger Investments SA 1.02% due 01/05/17	12,994,495	12,998,000
15,114,000	Schlumberger Investments SA 1.07% due 01/11/17	15,082,701	15,087,823
12,422,000	United Healthcare Company 0.87% due 12/14/16	12,409,388	12,410,325
12,422,000	United Healthcare Company 0.87% due 12/16/16	12,408,802	12,409,731
8,265,000	United Healthcare Company 0.91% due 12/22/16	8,254,579	8,255,581
14,944,000	United Healthcare Company 0.91% due 12/27/16	14,923,311	14,925,024
14,944,000	United Healthcare Company 0.91% due 12/28/16	14,922,941	14,924,618
11,822,000	United Parcel Service, Inc. 0.41% due 11/01/16	11,822,000	11,821,892
16,220,000	United Parcel Service, Inc. 0.43% due 11/03/16	16,219,622	16,219,540
28,461,000	United Parcel Service, Inc. 0.47% due 12/07/16	28,447,908	28,447,866
24,127,000	Wal-Mart Stores, Inc. 0.47% due 11/08/16	24,124,842	24,125,204
7,687,000	Walt Disney Company 0.52% due 11/16/16	7,685,367	7,685,623
15,259,000	Walt Disney Company 0.56% due 12/12/16	15,249,442	15,250,882
21,420,000	Walt Disney Company 0.56% due 12/15/16	21,405,601	21,407,683
10,962,000	Walt Disney Company 0.59% due 01/19/17	10,948,048	10,947,214
24,541,000	Walt Disney Company 0.59% due 01/20/17	24,509,370	24,507,262
4,129,000	Walt Disney Company 0.59% due 01/24/17	4,123,412	4,122,878
10,854,000	Walt Disney Company 0.59% due 01/25/17	10,839,136	10,837,587

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 12.58% (continued)
$8,628,000	Walt Disney Company 0.59% due 01/31/17	$8,615,350	$8,613,580
Total U.S. Commercial Paper		1,919,110,608	1,919,153,695
Total Commercial Paper		3,194,721,201	3,194,913,841
Total Investments — 99.59% (Cost: $12,209,876,742)			15,192,238,271
Other Assets in Excess of Liabilities — 0.41%			63,197,637
Net Assets — 100.00%			$15,255,435,908

*  Less than 0.01%

(a)  Represents a security registered under Regulation S. Bonds sold under Regulation S may not be offered, sold or delivered within the U.S., or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(b)  An affiliate of the Fund as defined by the Investment Company Act of 1940. An affiliate is defined as a company in which the Fund directly or indirectly owns, controls, or holds power to vote 5% or more of the outstanding voting securities.

(c)  Non-income producing security/commodity.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $138,449,032 or 0.91% of net assets.

(e)  On November 30, 2015, during a shareholder and bondholder meeting, a merger was approved between FINEL SA and Emin Leydier SAS, effective December 1, 2015. The merger provided that FINEL SA absorbed Emin Leydier SAS, and changed its name to Emin Leydier SA.

(f)  Held through Financiere Bleue, LLC, wholly owned holding company and disregarded entity for U.S. tax purposes.

(g)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2016, the value of these securities amounted to $106,072,605 or 0.70% of net assets.

(h)  Represents non-voting class of shares.

(i)  On December 3, 2015, Atlantik SA reorganized and merged, via a reverse merger, with Grajewo SA to form Pfleiderer Grajewo SA. As part of the restructuring, the existing debt positions have, and are expected, to be redeemed in kind to Pfleiderer Grajewo SA common stock, which publicly trades on the Warsaw Stock Exchange.

(j)  Payment-in-kind security.

(k)  Floating rate security. Rate shown is the rate in effect at October 31, 2016.

At October 31, 2016, aggregate cost for federal income tax purposes was $12,692,935,375. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$3,611,036,570
Gross unrealized depreciation	(1,111,733,674)
Net unrealized appreciation	$2,499,302,896

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

AG  — Aktien Gesellschaft

A/S  — Aktieselskab

ASA  — Norwegian Public Limited Company

FRN  — Floating Rate Note

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PJSC  — Public Joint Stock Company

PLC  — Public Limited Company

SA  — Société Anonyme

SAS  — Société par Actions Simplifiée

S.p.A.  — Società per Azioni

Currencies

CAD  — Canadian Dollar

EUR  — Euro

GBP  — British Pound

IDR  — Indonesian Rupiah

MXN  — Mexican Peso

PLN  — Polish Zloty

SGD  — Singapore Dollar

USD  — United States Dollar

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
Emin Leydier SA FRN 7.815% due 11/30/20#	06/22/05	$9,650,406	$1.10
Emin Leydier SA FRN 7.815% due 11/30/20	07/30/09	14,227,973	1.10
Emin Leydier SA#	07/14/09	9,166,547	5.19
Legris Industries SA	04/30/04	23,119,325	25.90
Pfleiderer Atlantik Raco RI Rights	01/29/13	16,536	—
Pfleiderer Grajewo Senior Debt Interest Claims	12/04/15	636,263	8.35

#Formerly known as FINEL.

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At October 31, 2016	Unrealized Appreciation At October 31, 2016	Unrealized Depreciation At October 31, 2016
11/16/16	50,397,000	Euro	$57,748,158	$55,354,074	$2,394,084	$—
12/14/16	36,266,000	Euro	40,363,695	39,884,829	478,866	—
01/18/17	69,106,000	Euro	77,754,961	76,136,136	1,618,825	—
02/15/17	29,712,000	Euro	33,602,341	32,776,442	825,899	—
03/15/17	49,139,000	Euro	54,573,773	54,276,871	296,902	—
01/18/17	21,887,000	British Pound	28,300,611	26,839,713	1,460,898	—
11/16/16	14,484,030,000	Japanese Yen	139,182,750	138,177,060	1,005,690	—

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Foreign Currency Exchange Contracts — Sales (continued)

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At October 31, 2016	Unrealized Appreciation At October 31, 2016	Unrealized Depreciation At October 31, 2016
12/14/16	13,463,845,000	Japanese Yen	$134,605,609	$128,594,542	$6,011,067	$—
01/18/17	12,958,141,000	Japanese Yen	128,780,396	123,971,487	4,808,909	—
02/15/17	17,047,537,000	Japanese Yen	169,524,574	163,285,312	6,239,262	—
03/15/17	12,081,775,000	Japanese Yen	116,953,603	115,868,199	1,085,404	—
			$981,390,471	$955,164,665	$26,225,806	$—

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At October 31, 2016	Unrealized Appreciation At October 31, 2016	Unrealized Depreciation At October 31, 2016
01/18/17	1,400,000	British Pound	$1,869,857	$1,716,800	$—	$(153,057)

Affiliated Securities

Affiliated Securities	Shares October 31, 2015	Gross Additions	Gross Reductions	Shares October 31, 2016	Market Value October 31, 2016	Realized Gain / (Loss)	Dividend Income
As One Corporation	1,299,640	—	—	1,299,640	$58,432,370	$—	$1,145,716
Chofu Seisakusho Company Limited	2,023,800	—	152,800	1,871,000	48,224,592	344,425	505,913
Emin Leydier SA#	11,593,581	—	—	11,593,581	60,198,032	—	265,414
Fursys, Inc.	872,463	—	—	872,463	25,886,055	—	407,289
Gaumont SA	364,373	—	—	364,373	21,499,493	—	352,473
Haw Par Corporation Limited	25,512,113	—	—	25,512,113	164,304,426	—	7,298,341
Laurent-Perrier	558,938	—	—	558,938	42,950,204	—	552,454
Legris Industries SA	896,416	—	—	896,416	23,213,525	—	5,518,228
Maezawa Kasei Industries Company Limited	2,045,420	—	—	2,045,420	21,415,764	—	519,018
Robertet SA	235,837	—	—	235,837	81,105,100	—	891,171
T. Hasegawa Company Limited	3,206,911	—	186,500	3,020,411	53,455,543	208,231	794,972
Total					$600,685,104	$552,656	$18,250,989

#Formerly known as FINEL.
First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks
Consumer Discretionary	8.29%
Consumer Staples	9.72
Energy	2.62
Financials	13.63
Health Care	5.74
Industrials	13.56
Information Technology	2.74
Materials	10.63
Telecommunication Services	3.24
Total International Common Stocks	70.17
U.S. Common Stock
Materials	0.25
Total U.S. Common Stock	0.25
International Preferred Stock
Consumer Staples	0.04
Total International Preferred Stock	0.04
Investment Company	0.00 *
Right	0.00
Commodity	5.79
Bank Loans	0.01
U.S. Bond
Government Issues	0.07
Total U.S. Bond	0.07
International Notes and Bonds
Government Issues	2.19
Materials	0.13
Total International Corporate Bonds	2.32
Commercial Paper
International Commercial Paper	8.36
U.S. Commercial Paper	12.58
Total Commercial Paper	20.94
Total Investments	99.59%

*Less than 0.01%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle U.S. Value Fund

Fund Overview

Data as of October 31, 2016 (unaudited)

Investment Objective

The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. Management utilizes a highly disciplined, bottom-up, value-oriented approach in seeking to achieve its investment objective.

Average Annual Returns^ (%)			One-Year	Five-Years	Ten-Years
First Eagle U.S. Value Fund	Class A	without sales charge	6.21	7.92	6.34
		with sales charge	0.91	6.82	5.80
S&P 500 Index			4.51	13.57	6.70
Consumer Price Index			1.64	1.32	1.82

Asset Allocation* (%)

Sector/Industry** (%)

Financials	20.86
Information Technology	15.84
Industrials	11.58
Commodity	9.11
Consumer Discretionary	8.80
Materials	6.41
Energy	6.37
Health Care	1.73
Consumer Staples	1.19
Utilities	0.94

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**Sector/Industry allocations exclude short-term investments.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle U.S. Value Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge gives effect to the deduction of the maximum sales charge of 5.00%.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold Bullion** (precious metal)	9.18
Oracle Corporation (Systems Software)	4.06
Comcast Corporation Class 'A' (Cable & Satellite)	3.81
Microsoft Corporation (Systems Software)	3.36
Bank of New York Mellon Corporation (Asset Management & Custody Banks)	3.32
Omnicom Group, Inc. (Advertising)	3.29
Weyerhaeuser Company REIT (Timber REITs)	2.90
American Express Company (Consumer Finance)	2.22
Alleghany Corporation (Reinsurance)	2.19
Linear Technology Corporation (Semiconductors)	2.04
Total	36.37

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 73.32%
U.S. Common Stocks — 67.46%
Consumer Discretionary — 8.84%
1,340,875	Comcast Corporation, Class 'A'	$20,392,183	$82,892,892
896,174	Omnicom Group, Inc.	33,547,273	71,532,609
382,831	Vista Outdoor, Inc. (a)	5,236,491	14,804,075
201,299	Tiffany & Company	12,153,934	14,779,373
359,081	H&R Block, Inc.	6,046,002	8,248,090
		77,375,883	192,257,039
Consumer Staples — 1.20%
290,726	Colgate-Palmolive Company	11,156,933	20,746,207
75,546	Wal-Mart Stores, Inc.	3,291,619	5,289,731
		14,448,552	26,035,938
Energy — 4.76%
1,114,312	National Oilwell Varco, Inc.	56,893,357	35,769,415
708,552	FMC Technologies, Inc. (a)	22,244,582	22,864,973
414,278	ConocoPhillips	14,687,729	18,000,379
352,752	Devon Energy Corporation	19,314,438	13,365,773
63,037	Phillips 66	4,957,476	5,115,452
96,554	SEACOR Holdings, Inc. (a)	6,036,566	4,761,078
595,832	San Juan Basin Royalty Trust	9,222,426	3,735,867
		133,356,574	103,612,937
Financials — 19.71%
1,666,394	Bank of New York Mellon Corporation	37,021,955	72,104,868
2,107,946	Weyerhaeuser Company, REIT	41,062,509	63,090,824
727,022	American Express Company	27,732,599	48,288,801
92,464	Alleghany Corporation (a)	26,401,085	47,730,842
909,608	BB&T Corporation	21,844,946	35,656,634
724,595	U.S. Bancorp	17,621,199	32,432,872
1,041,753	Synchrony Financial	30,254,803	29,783,718
437,493	American International Group, Inc.	22,781,145	26,993,318
450,471	WR Berkley Corporation	12,069,597	25,721,894
485,877	Brown & Brown, Inc.	15,072,951	17,909,426
78	Berkshire Hathaway, Inc., Class 'A' (a)	5,963,923	16,824,600
172,024	Cincinnati Financial Corporation	4,072,026	12,175,859
		261,898,738	428,713,656

First Eagle Funds | Annual Report | October 31, 2016

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 67.46% (continued)
Health Care — 1.74%
230,045	Varian Medical Systems, Inc. (a)	$17,715,380	$20,871,983
139,509	Anthem, Inc.	7,468,153	17,000,567
		25,183,533	37,872,550
Industrials — 11.66%
215,416	3M Company	13,177,382	35,608,265
817,802	Flowserve Corporation	38,937,371	34,633,915
421,151	Orbital ATK, Inc.	17,773,753	31,316,788
321,031	Deere & Company	25,917,237	28,347,037
312,435	Union Pacific Corporation	25,564,175	27,550,518
249,514	Cintas Corporation	5,494,973	26,615,658
96,076	WW Grainger, Inc.	20,956,664	19,995,337
486,109	Timken Company	19,040,145	16,065,902
103,917	Cummins, Inc.	9,221,673	13,282,671
37,210	Northrop Grumman Corporation	1,889,497	8,521,090
33,004	Lockheed Martin Corporation	2,277,131	8,131,526
99,125	NOW, Inc. (a)	2,875,395	2,137,135
11,401	Unifirst Corporation	1,160,746	1,396,623
		184,286,142	253,602,465
Information Technology — 15.73%
2,299,321	Oracle Corporation	66,498,422	88,339,913
1,220,064	Microsoft Corporation	28,336,700	73,106,235
738,921	Linear Technology Corporation	18,027,441	44,379,595
590,022	Xilinx, Inc.	23,817,911	30,014,419
1,024,064	Teradata Corporation (a)	36,828,429	27,608,765
193,008	Texas Instruments, Inc.	9,095,627	13,674,617
98,562	F5 Networks, Inc. (a)	8,795,775	13,622,254
15,888	Alphabet, Inc., Class 'C' (a)	3,787,101	12,464,771
14,594	Alphabet, Inc., Class 'A' (a)	8,157,701	11,819,681
90,481	Mastercard, Inc., Class 'A'	1,815,907	9,683,277
112,369	Visa, Inc., Class 'A'	2,025,047	9,271,566
94,242	Automatic Data Processing, Inc.	2,927,397	8,204,709
		210,113,458	342,189,802

First Eagle Funds | Annual Report | October 31, 2016

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 67.46% (continued)
Materials — 2.87%
308,043	Scotts Miracle-Gro Company, Class 'A'	$12,914,322	$27,135,508
79,413	Praxair, Inc.	8,186,437	9,296,086
121,921	Royal Gold, Inc.	7,844,609	8,390,603
40,120	Martin Marietta Materials, Inc.	3,046,712	7,437,446
45,390	Vulcan Materials Company	1,637,066	5,138,148
325,000	Tahoe Resources, Inc.	2,498,865	3,896,220
19,378	Deltic Timber Corporation	779,110	1,088,656
		36,907,121	62,382,667
Utilities — 0.95%
445,669	UGI Corporation	14,796,530	20,630,018
Total U.S. Common Stocks		958,366,531	1,467,297,072
International Common Stocks — 5.86%
Africa — 0.09%
21,756	Randgold Resources Limited, ADR	1,296,964	1,930,410
Australia — 1.07%
1,362,059	Newcrest Mining Limited	17,925,737	23,374,823
Canada — 3.02%
963,302	Potash Corporation of Saskatchewan, Inc.	34,257,256	15,682,556
305,876	Agnico-Eagle Mines Limited	10,815,984	15,534,387
740,683	Goldcorp, Inc.	20,048,900	11,258,382
155,814	Franco-Nevada Corporation	6,600,119	10,198,249
183,577	Canadian Natural Resources Limited	5,115,920	5,826,342
152,263	Suncor Energy, Inc.	3,811,531	4,569,139
77,849	Imperial Oil Limited	2,353,056	2,524,738
		83,002,766	65,593,793
Curacao — 0.75%
209,134	Schlumberger Limited	16,392,851	16,360,553
United Kingdom — 0.93%
161,294	Willis Towers Watson PLC	11,232,685	20,306,914
Total International Common Stocks		129,851,003	127,566,493
Total Common Stocks		1,088,217,534	1,594,863,565

First Eagle Funds | Annual Report | October 31, 2016

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
Investment Company — 0.00*%
7,185	State Street Institutional U.S. Government Money Market Fund, Premier Class	$7,185	$7,185
Ounces
Commodity — 9.18%
156,194	Gold bullion (a)	186,047,980	199,644,364
Principal
U.S. Corporate Bonds — 0.92%
$600,000	Bausch & Lomb, Inc. 7.125% due 08/01/28	531,484	570,000
6,542,000	Citgo Petroleum Corporation 6.25% due 08/15/22 (c)	6,548,929	6,689,195
4,945,000	Veritas US, Inc. 7.50% due 02/01/23 (c)	4,631,516	4,722,475
7,969,000	Wachovia Capital Trust III 5.57% due 12/01/16 (b)(d)	7,959,043	7,978,961
Total U.S. Corporate Bonds		19,670,972	19,960,631
U.S. Treasury Bills — 5.06%
40,000,000	U.S. Treasury Bill 0.26% due 11/03/16	39,999,422	39,999,760
30,000,000	U.S. Treasury Bill 0.27% due 12/01/16	29,993,375	29,995,680
40,000,000	U.S. Treasury Bill 0.34% due 12/08/16	39,986,433	39,993,040
Total U.S. Treasury Bills		109,979,230	109,988,480
Commercial Paper — 12.23%
International Commercial Paper — 4.60%
Canada — 0.31%
2,810,000 USD	Total Capital Limited 0.67% due 11/18/16	2,809,124	2,809,410
1,535,000 USD	Total Capital Limited 0.67% due 12/19/16	1,533,649	1,533,953
2,311,000 USD	Total Capital Limited 0.68% due 12/19/16	2,308,936	2,309,424

First Eagle Funds | Annual Report | October 31, 2016

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 4.60% (continued)
France — 0.30%
2,632,000 USD	Engie 0.84% due 12/12/16	$2,629,542	$2,630,415
578,000 USD	Engie 0.85% due 12/16/16	577,400	577,614
1,770,000 USD	Essilor International 0.58% due 11/07/16	1,769,832	1,769,855
1,654,000 USD	L'Oreal USA, Inc. 0.58% due 11/10/16	1,653,764	1,653,818
Germany — 0.61%
6,783,000 USD	BASF AG 0.67% due 11/10/16	6,781,881	6,782,194
2,068,000 USD	BASF AG 0.69% due 11/14/16	2,067,492	2,067,648
2,068,000 USD	BASF AG 0.69% due 11/15/16	2,067,453	2,067,621
2,256,000 USD	Henkel Corporation 0.68% due 01/11/17	2,253,019	2,253,221
Italy — 0.51%
10,997,000 USD	Eni S.p.A. 0.64% due 11/01/16	10,997,000	10,996,799
Japan — 1.49%
22,155,000 USD	Hitachi Limited 0.60% due 11/01/16	22,155,000	22,154,560
2,126,000 USD	Honda Corporation 0.61% due 11/04/16	2,125,894	2,125,919
3,222,000 USD	Mitsubishi Company 0.90% due 01/06/17	3,216,802	3,217,719
4,923,000 USD	Mitsui & Company Limited 0.59% due 11/01/16	4,923,000	4,922,910
Switzerland — 0.97%
3,392,000 USD	Nestlé SA 0.54% due 11/07/16	3,391,700	3,391,782
993,000 USD	Nestlé SA 0.55% due 11/08/16	992,896	992,927
3,690,000 USD	Nestlé SA 0.58% due 12/05/16	3,688,014	3,688,475
3,690,000 USD	Nestlé SA 0.58% due 12/06/16	3,687,955	3,688,421

First Eagle Funds | Annual Report | October 31, 2016

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 4.60% (continued)
Switzerland — 0.97% (continued)
5,414,000 USD	Nestlé SA 0.61% due 11/21/16	$5,412,195	$5,412,809
4,012,000 USD	Roche Holdings, Inc. 0.51% due 11/23/16	4,010,774	4,010,875
United Kingdom — 0.41%
4,424,000 USD	GlaxoSmithKline PLC 0.65% due 11/14/16	4,422,978	4,423,248
4,541,000 USD	Reckitt Benckiser 0.66% due 12/02/16	4,538,458	4,538,970
Total International Commercial Paper		100,014,758	100,020,587
U.S. Commercial Paper — 7.63%
$1,259,000	Apple, Inc. 0.50% due 11/16/16	1,258,743	1,258,821
1,838,000	Apple, Inc. 0.54% due 01/06/17	1,836,214	1,836,423
8,078,000	Apple, Inc. 0.54% due 01/26/17	8,067,772	8,067,829
8,078,000	Apple, Inc. 0.54% due 01/27/17	8,067,653	8,067,653
1,688,000	Apple, Inc. 0.55% due 12/16/16	1,686,861	1,687,142
4,834,000	Apple, Inc. 0.55% due 01/09/17	4,828,997	4,829,582
3,947,000	Berkshire Hathaway, Inc. 0.76% due 12/09/16	3,943,875	3,943,400
1,908,000	Campbell Soup Company 0.66% due 01/05/17	1,905,761	1,904,866
7,719,000	Chevron Corporation 0.44% due 11/23/16	7,716,972	7,717,220
2,068,000	Chevron Corporation 0.47% due 11/04/16	2,067,921	2,067,929
3,610,000	Chevron Corporation 0.49% due 11/17/16	3,609,230	3,609,412
3,610,000	Chevron Corporation 0.49% due 11/18/16	3,609,182	3,609,372
3,952,000	Chevron Corporation 0.50% due 12/02/16	3,950,332	3,950,633
3,690,000	Chevron Corporation 0.51% due 11/30/16	3,688,514	3,688,831

First Eagle Funds | Annual Report | October 31, 2016

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 7.63% (continued)
$3,321,000	Chevron Corporation 0.51% due 12/08/16	$3,319,293	$3,319,538
4,841,000	Chevron Corporation 0.51% due 12/09/16	4,838,445	4,838,787
1,535,000	Coca-Cola Company 0.52% due 12/14/16	1,534,065	1,534,195
5,474,000	Exxon Mobil Corporation 0.49% due 11/04/16	5,473,781	5,473,811
3,818,000	Exxon Mobil Corporation 0.52% due 11/15/16	3,817,243	3,817,459
3,016,000	Honeywell International, Inc. 0.48% due 11/01/16	3,016,000	3,015,972
1,405,000	Honeywell International, Inc. 0.55% due 11/07/16	1,404,873	1,404,902
470,000	MetLife 0.56% due 11/22/16	469,849	469,847
4,810,000	MetLife 0.73% due 11/21/16	4,808,076	4,808,513
1,405,000	Microsoft Corporation 0.51% due 11/03/16	1,404,961	1,404,960
6,783,000	Microsoft Corporation 0.52% due 11/08/16	6,782,327	6,782,450
2,757,000	Microsoft Corporation 0.63% due 01/10/17	2,753,676	2,753,912
1,838,000	Microsoft Corporation 0.66% due 01/17/17	1,835,445	1,835,619
3,222,000	Microsoft Corporation 0.69% due 01/25/17	3,216,827	3,217,128
17,998,000	Microsoft Corporation 0.74% due 02/07/17	17,962,234	17,959,314
3,818,000	National Grid USA 1.07% due 11/23/16	3,815,503	3,816,090
5,086,000	Pfizer, Inc. 0.61% due 12/06/16	5,083,033	5,083,874
4,012,000	Procter & Gamble Company 0.51% due 12/06/16	4,010,050	4,010,323
8,023,000	Procter & Gamble Company 0.51% due 12/13/16	8,018,320	8,018,908
4,133,000	Qualcomm, Inc. 0.53% due 12/07/16	4,130,851	4,130,965

First Eagle Funds | Annual Report | October 31, 2016

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Commercial Paper — 7.63% (continued)
$1,155,000	Rockwell Automation, Inc. 0.63% due 12/14/16	$1,154,145	$1,153,914
1,155,000	Rockwell Automation, Inc. 0.63% due 12/15/16	1,154,125	1,153,888
2,950,000	United Parcel Service, Inc. 0.41% due 11/01/16	2,950,000	2,949,973
2,852,000	Walt Disney Company 0.52% due 11/16/16	2,851,394	2,851,489
780,000	Walt Disney Company 0.56% due 12/15/16	779,476	779,551
1,165,000	Walt Disney Company 0.59% due 01/19/17	1,163,517	1,163,429
926,000	Walt Disney Company 0.59% due 01/24/17	924,747	924,627
3,096,000	Walt Disney Company 0.59% due 01/25/17	3,091,760	3,091,318
8,078,000	Walt Disney Company 0.59% due 01/31/17	8,066,157	8,064,499
Total U.S. Commercial Paper		166,068,200	166,068,368
Total Commercial Paper		266,082,958	266,088,955
Total Investments — 100.71% (Cost: $1,670,005,859)			2,190,553,180
Liabilities in Excess of Other Assets — (0.71)%			(15,468,415)
Net Assets — 100.00%			$2,175,084,765

*  Less than 0.01%

(a)  Non-income producing security/commodity.

(b)  Floating rate security. Rate shown is the rate in effect at October 31, 2016.

(c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(d)  Security has no maturity date. The date shown represents the next call date.

At October 31, 2016, aggregate cost for federal income tax purposes was $1,667,405,367. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$603,563,500
Gross unrealized depreciation	(80,415,687)
Net unrealized appreciation	$523,147,813

First Eagle Funds | Annual Report | October 31, 2016

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

AG  — Aktien Gesellschaft

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

SA  — Société Anonyme

S.p.A.  — Società per Azioni

Currency

USD  — United States Dollar

Affiliated Securities

Affiliated Securities	Shares October 31, 2015	Gross Additions	Gross Reductions	Shares October 31, 2016	Market Value October 31, 2016	Realized Gain / (Loss)	Dividend Income
Comtech Telecommunications Corporation*	1,191,749	—	1,191,749	—	$—	$(21,074,689)	$1,001,715

*Represents an unaffiliated issuer as of October 31, 2016, as such, amounts represented above will not agree to balances in the Statements of Assets and Liabilities and Statements of Operations.

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Common Stocks
Consumer Discretionary	8.84%
Consumer Staples	1.20
Energy	4.76
Financials	19.71
Health Care	1.74
Industrials	11.66
Information Technology	15.73
Materials	2.87
Utilities	0.95
Total U.S. Common Stocks	67.46
International Common Stocks
Energy	1.35
Financials	0.93
Materials	3.58
Total International Common Stocks	5.86
Investment Company	0.00	*
Commodity	9.18

First Eagle Funds | Annual Report | October 31, 2016

First Eagle U.S. Value Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
U.S. Corporate Bonds
Consumer Discretionary	0.02%
Energy	0.31
Financials	0.37
Information Technology	0.22
Total U.S. Corporate Bonds	0.92
U.S. Treasury Bills	5.06
Commercial Paper
International Commercial Paper	4.60
U.S. Commercial Paper	7.63
Total Commercial Paper	12.23
Total Investments	100.71%

*Less than 0.01%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Gold Fund

Fund Overview

Data as of October 31, 2016 (unaudited)

Investment Objective

The First Eagle Gold Fund is a non-diversified fund. The Fund's investment objective seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. In seeking to achieve its objective, the Fund invests primarily in gold, and/or securities directly related to gold or issuers principally engaged in the gold industry.

Average Annual Returns (%)			One-Year	Five-Years	Ten-Years
First Eagle Gold Fund	Class A	without sales load	45.55	-11.11	1.45
		with sales load	38.28	-12.01	0.93
FTSE Gold Mines Index			71.31	-15.60	-3.60
MSCI World Index			1.18	9.03	3.89
Consumer Price Index			1.64	1.32	1.82

Asset Allocation* (%)

Countries** (%)

Canada	36.27
United States	36.04
Mexico	9.67
Australia	6.27
Africa	4.02
South Africa	2.84

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short-term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Gold Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares with a sales charge give effect to the deduction of the maximum sales charge of 5.00%.

The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets. The index provides total returns in U.S. dollars with net dividends reinvested. The FTSE Gold Mines Index Series is designed to reflect the performance of the worldwide market in the shares of companies whose principal activity is the mining of gold. The FTSE Gold Mines Index encompasses all gold mining companies that have a sustainable, attributable gold production of at least 300,000 ounces a year and that derive 51% or more of their revenue from mined gold. The Index is unmanaged, is available with dividends reinvested. One cannot invest directly in an index. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings* (%)

Gold Bullion** (United States)	18.59
Fresnillo PLC (Mexico)	6.38
Newcrest Mining Limited (Australia)	6.27
Franco-Nevada Corporation (Canada)	5.19
Newmont Mining Corporation (United States)	4.69
Goldcorp, Inc. (Canada)	4.40
Silver Bullion** (United States)	4.39
Tahoe Resources, Inc. (United States)	4.26
Royal Gold, Inc. (United States)	4.17
Barrick Gold Corporation (Canada)	4.05
Total	62.39

*  Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

**The Fund invests in gold and precious metals through investment in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the "Subsidiary"). Gold Bullion and commodities include the Fund's investment in the Subsidiary.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Gold Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 70.92%
International Common Stocks — 57.80%
Africa — 4.03%
582,677	Randgold Resources Limited, ADR	$9,514,908	$51,700,930
Australia — 6.28%
4,688,004	Newcrest Mining Limited	113,771,023	80,452,655
1,000,000	St. Augustine Gold and Copper Limited (a)(b)	389,465	48,460
		114,160,488	80,501,115
Canada — 34.96%
1,016,861	Franco-Nevada Corporation	22,125,313	66,555,004
3,715,245	Goldcorp, Inc.	91,988,621	56,471,724
2,949,275	Barrick Gold Corporation	68,976,281	51,877,747
1,000,387	Agnico-Eagle Mines Limited	31,899,223	50,806,205
9,407,331	New Gold, Inc. (a)	22,269,492	37,101,902
1,704,760	Detour Gold Corporation (a)	30,715,585	32,498,854
1,999,467	MAG Silver Corporation (a)	17,192,189	29,336,845
2,741,097	Osisko Gold Royalties Limited	33,029,315	28,855,804
7,700,300	B2Gold Corporation (a)	10,477,836	22,274,781
6,443,257	Eldorado Gold Corporation (a)	64,771,164	20,319,822
3,629,791	IAMGOLD Corporation (a)	6,779,183	14,532,154
2,566,285	Novagold Resources, Inc. (a)	15,174,637	12,831,425
5,093,970	Dundee Precious Metals, Inc. (a)	9,291,866	10,405,933
2,324,836	Kinross Gold Corporation (a)	15,523,579	8,973,867
1,192,200	Newmarket Gold, Inc. (a)	3,310,063	3,519,803
1,538,000	Primero Mining Corporation (a)	7,017,284	2,075,434
		450,541,631	448,437,304
Mexico — 9.69%
4,074,782	Fresnillo PLC	15,877,335	81,795,591
1,756,596	Industrias Peñoles S.A.B. de C.V.	12,615,547	42,495,292
		28,492,882	124,290,883
South Africa — 2.84%
1,840,964	AngloGold Ashanti Limited, ADR (a)	40,356,620	25,294,846
2,681,635	Gold Fields Limited, ADR	11,637,005	11,128,785
		51,993,625	36,423,631
Total International Common Stocks		654,703,534	741,353,863

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Gold Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 13.12%
Materials — 13.12%
1,623,421	Newmont Mining Corporation	$56,199,224	$60,131,514
4,552,854	Tahoe Resources, Inc. (b)	50,908,424	54,581,296
776,972	Royal Gold, Inc.	13,980,337	53,471,213
Total U.S. Common Stocks		121,087,985	168,184,023
Total Common Stocks		775,791,519	909,537,886
Investment Company — 0.00*%
10,969	State Street Institutional U.S. Government Money Market Fund, Premier Class	10,969	10,969
Warrant — 0.01%
Canada — 0.01%
59,602	Osisko Gold Royalties Limited, Warrant expire 02/26/19 (a)	81,620	128,864
Ounces
Commodities — 22.98%
186,504	Gold bullion (a)	143,236,170	238,385,781
3,149,995	Silver bullion (a)	58,487,088	56,375,450
Total Commodities		201,723,258	294,761,231
Principal
International Convertible Bonds — 1.36%
Canada — 1.36%
15,000,000 USD	Detour Gold Corporation 5.50% due 11/30/17 (d)(e)	15,000,000	15,412,500
2,500,000 USD	Primero Mining Corporation 5.75% due 02/28/20 (c)(f)	2,181,401	2,014,500
Total International Convertible Bonds		17,181,401	17,427,000
International Commercial Paper — 4.90%
Italy — 1.42%
18,144,000 USD	Eni S.p.A. 0.64% due 11/01/16	18,144,000	18,143,669

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Gold Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Commercial Paper — 4.90% (continued)
Japan — 3.48%
36,554,000 USD	Hitachi Limited 0.60% due 11/01/16	$36,554,000	$36,553,274
8,123,000 USD	Mitsui & Company Limited 0.59% due 11/01/16	8,123,000	8,122,852
Total International Commercial Paper		62,821,000	62,819,795
Total Investments — 100.17% (Cost: $1,057,609,767)			1,284,685,745
Liabilities in Excess of Other Assets — (0.17)%			(2,117,426)
Net Assets — 100.00%			$1,282,568,319

*  Less than 0.01%

(a)  Non-income producing security/commodity.

(b)  Represents a security registered under Regulation D. Regulation D provides exemptions for small companies to offer and sell their securities without having to register the securities under the Securities Act of 1933.

(c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(d)  This security is convertible until November 30, 2017.

(e)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $15,412,500 or 1.20% of net assets.

(f)  This security is convertible until February 28, 2020.

At October 31, 2016, aggregate cost for federal income tax purposes was $1,131,527,327. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$393,660,147
Gross unrealized depreciation	(240,501,729)
Net unrealized appreciation	$153,158,418

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

PLC  — Public Limited Company

S.p.A.  — Società per Azioni

Currency

USD  — United States Dollar

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Gold Fund | Consolidated Schedule of Investments | Year Ended October 31, 2016

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks Materials	57.80%
Total International Common Stocks	57.80
U.S. Common Stocks Materials	13.12
Total U.S. Common Stocks	13.12
Investment Company	0.00 *
Warrant	0.01
Commodities	22.98
International Convertible Bonds Materials	1.36
Total International Convertible Bonds	1.36
International Commercial Paper	4.90
Total Investments	100.17%

*  Less than 0.01%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund

Fund Overview

Data as of October 31, 2016 (unaudited)

Investment Objective

First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. Fundamental research drives the identification of income-producing investment opportunities across all market environments.

Average Annual Returns^ (%)			One-Year	Since Inception (05/01/12)
First Eagle Global Income Builder	Class A	without sales load	5.76	5.80
		with sales load	0.51	4.60
Composite Index			2.59	6.19
MSCI World Index			1.18	8.23
Bloomberg Barclays U.S. Aggregate Bond Index			4.37	2.70

Asset Allocation* (%)

Countries** (%)

United States	43.41
France	8.30
Canada	6.22
United Kingdom	4.59
Hong Kong	4.57
Japan	3.75
Singapore	2.61
Bermuda	2.54
Germany	2.34
Netherlands	1.93
Switzerland	1.67
Mexico	1.47
Australia	1.40
Austria	0.83
Norway	0.77
Belgium	0.71
Sweden	0.61
Chile	0.59
South Korea	0.54
Thailand	0.46
Denmark	0.35
New Zealand	0.33
Russia	0.24
Ireland	0.21
Brazil	0.20
Poland	0.11
Israel	0.09
Romania	0.09

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short-term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

The average annual returns for Class A Shares give effect to the deduction of the maximum sales charge of 5.00%.

Effective March 1, 2016 the Fund is compared against a composite index, 60% of which consists of the MSCI World Index and 40% of which consists of the Bloomberg Barclays U.S. Aggregate Bond Index. The Fund believes this composite index provides a useful comparison against the performance of the Fund, which currently invests in both equity and fixed income securities. The MSCI World Index is a widely followed, unmanaged group of stocks from 23 developed international markets. The index provides total returns in U.S. dollars with net dividends reinvested. The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged broad-based benchmark that measure the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. One cannot invest directly in an index.

Top 10 Holdings* (%)

Microsoft Corporation (U.S. Systems Software)	1.66
Gold Bullion (precious metal)	1.51
Mandarin Oriental International Limited (Hong Kong Hotels, Resorts & Cruise Lines)	1.49
Nestlé SA (Swiss Packaged Foods & Meats)	1.45
Weyerhaeuser Company REIT (U.S. Timber REITs)	1.43
ACCO Brands Corporation (U.S. Office Supplies & Forms)	1.34
GlaxoSmithKline PLC (U.K. Pharmaceuticals)	1.32
HeidelbergCement AG (German Construction Materials)	1.27
Bi-Lo LLC (U.S. Food-Retail)	1.26
Danone SA (French Packaged Foods & Meats)	1.25
Total	13.98

*Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 53.66%
International Common Stocks — 38.04%
Austria — 0.83%
90,832	Mayr Melnhof Karton AG	$10,042,057	$10,060,825
Belgium — 0.71%
100,327	Groupe Bruxelles Lambert SA	8,638,231	8,630,100
Bermuda — 1.35%
160,000	Jardine Matheson Holdings Limited	8,396,815	9,745,600
537,434	Hiscox Limited	6,659,513	6,716,338
		15,056,328	16,461,938
Brazil — 0.20%
4,245,517	Brasil Brokers Participacoes SA (b)	5,221,651	2,394,088
Canada — 3.84%
1,094,626	TransAlta Renewables, Inc.	11,445,462	12,086,342
644,005	Goldcorp, Inc.	14,518,484	9,788,876
159,945	Agnico-Eagle Mines Limited	4,155,127	8,123,055
348,482	Potash Corporation of Saskatchewan, Inc.	11,814,061	5,673,287
63,658	Franco-Nevada Corporation	2,551,898	4,166,507
275,850	Cenovus Energy, Inc.	7,570,286	3,983,274
95,933	Suncor Energy, Inc.	2,403,325	2,878,777
		54,458,643	46,700,118
Chile — 0.59%
312,465	Cia Cervecerias Unidas SA, ADR	6,593,140	6,717,998
200,388	Quinenco SA	413,623	490,831
		7,006,763	7,208,829
Denmark — 0.35%
109,595	ISS A/S	3,464,789	4,308,880
France — 6.52%
219,363	Danone SA	14,766,930	15,190,030
447,428	Bouygues SA	13,438,070	14,590,033
152,429	Sanofi	14,870,336	11,873,664
299,577	Carrefour SA	8,623,970	7,858,127
558,267	Rexel SA	8,269,387	7,743,205
168,390	Cie de Saint-Gobain	7,754,204	7,476,265
97,219	Total SA	4,800,080	4,665,894

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.04% (continued)
France — 6.52% (continued)
40,413	Thermador Groupe	$3,409,425	$3,493,616
91,258	Neopost SA	5,941,904	2,762,923
43,918	Legrand SA	2,160,460	2,482,384
4,980	LVMH Moet Hennessy Louis Vuitton SE	736,427	905,028
981	Christian Dior SE	155,593	189,264
		84,926,786	79,230,433
Germany — 2.24%
163,286	HeidelbergCement AG	12,287,862	15,443,943
942,883	Telefonica Deutschland Holding AG	4,261,882	3,654,762
21,487	Linde AG	2,893,776	3,545,180
197,473	Hamburger Hafen und Logistik AG	4,717,771	3,145,420
120,109	SMT Scharf AG (b)	3,295,905	1,441,117
		27,457,196	27,230,422
Hong Kong — 4.56%
12,987,500	Mandarin Oriental International Limited	22,128,977	18,117,563
3,239,151	Hopewell Holdings Limited	10,983,054	11,360,240
4,629,534	Hang Lung Properties Limited	11,596,245	10,219,471
1,749,774	Great Eagle Holdings Limited	5,919,319	7,772,462
1,193,083	Hysan Development Company Limited	5,499,320	5,507,330
3,056,192	Hopewell Highway Infrastructure Limited	1,476,209	1,635,370
67,700	Guoco Group Limited	589,955	760,316
		58,193,079	55,372,752
Ireland — 0.21%
77,242	CRH PLC	1,795,585	2,499,750
Israel — 0.09%
318,065	Israel Chemicals Limited	3,160,135	1,132,541
Japan — 3.74%
463,800	KDDI Corporation	9,272,975	14,116,998
40,300	Fanuc Corporation	5,930,454	7,562,735
145,800	Hoya Corporation	3,549,754	6,096,434
399,100	Astellas Pharma, Inc.	3,907,071	5,934,933
153,700	Sompo Holdings, Inc.	3,442,413	4,988,984
137,600	Mitsubishi Estate Company Limited	2,528,292	2,731,138

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.04% (continued)
Japan — 3.74% (continued)
61,000	Weathernews, Inc.	$1,894,879	$1,907,886
213,500	Dexerials Corporation	2,060,879	1,718,261
19,600	Komatsu Limited	427,395	437,902
		33,014,112	45,495,271
Mexico — 0.45%
270,387	Fresnillo PLC	4,330,288	5,427,644
Netherlands — 1.49%
291,766	Sligro Food Group NV	10,728,966	10,447,736
38,897	HAL Trust	4,970,303	7,685,855
		15,699,269	18,133,591
New Zealand — 0.33%
1,200,571	SKY Network Television Limited	4,462,958	3,966,400
Norway — 0.77%
993,802	Orkla ASA	7,859,231	9,387,916
Romania — 0.09%
200,000	Societatea Nationala de Gaze Naturale ROMGAZ SA, GDR (c)(d)	1,850,000	1,104,000
Russia — 0.24%
687,492	Gazprom PJSC, ADR	5,077,143	2,969,965
Singapore — 1.78%
10,157,800	Frasers Commercial Trust, REIT	10,283,730	9,966,143
24,584,698	Asian Pay Television Trust	15,163,351	9,100,535
8,325,700	Overseas Education Limited	5,229,085	2,633,106
		30,676,166	21,699,784
South Korea — 0.54%
65,912	KT&G Corporation	4,912,779	6,509,116
Sweden — 0.61%
210,953	Investor AB, Class 'A'	6,088,519	7,387,436
Switzerland — 1.66%
243,184	Nestlé SA	17,068,987	17,632,714
4,078	APG SGA SA	1,173,192	1,703,030
13,550	Cie Financiere Richemont SA	829,192	871,565
		19,071,371	20,207,309

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
International Common Stocks — 38.04% (continued)
Thailand — 0.46%
952,800	Bangkok Bank PCL, NVDR	$5,265,666	$4,342,356
1,762,000	Thai Beverage PCL	512,015	1,222,160
		5,777,681	5,564,516
United Kingdom — 4.39%
812,871	GlaxoSmithKline PLC	19,711,937	16,103,341
160,862	British American Tobacco PLC	8,720,206	9,237,338
3,095,746	Mitie Group PLC	10,622,845	7,980,045
276,043	Berkeley Group Holdings PLC	9,150,767	7,970,514
203,891	Diageo PLC	5,467,516	5,439,220
782,467	esure Group PLC	2,527,920	2,604,096
15,942	Willis Towers Watson PLC	1,787,756	2,007,098
55,225	Victrex PLC	1,188,416	1,183,596
651,009	Brammer PLC	1,495,540	828,709
		60,672,903	53,353,957
Total International Common Stocks		478,913,663	462,437,581
U.S. Common Stocks — 15.62%
Consumer Discretionary — 1.20%
92,807	Omnicom Group, Inc.	7,048,073	7,407,855
66,810	Tiffany & Company	4,027,583	4,905,190
100,083	H&R Block, Inc.	2,262,066	2,298,907
		13,337,722	14,611,952
Consumer Staples — 0.51%
46,656	Colgate-Palmolive Company	2,612,501	3,329,372
40,932	Wal-Mart Stores, Inc.	3,043,050	2,866,059
		5,655,551	6,195,431
Energy — 1.30%
134,653	ConocoPhillips	8,143,037	5,850,673
177,210	National Oilwell Varco, Inc.	9,493,390	5,688,441
356,080	San Juan Basin Royalty Trust	6,002,453	2,232,621
25,373	Phillips 66	1,996,685	2,059,019
		25,635,565	15,830,754
Financials — 3.02%
581,528	Weyerhaeuser Company, REIT	15,194,856	17,405,133

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 15.62% (continued)
Financials — 3.02% (continued)
155,799	BB&T Corporation	$5,504,245	$6,107,321
119,394	Synchrony Financial	3,440,767	3,413,474
43,969	Cincinnati Financial Corporation	1,888,063	3,112,126
63,500	Bank of New York Mellon Corporation	2,315,020	2,747,645
40,067	American Express Company	2,239,196	2,661,250
29,088	U.S. Bancorp	1,166,481	1,301,979
		31,748,628	36,748,928
Health Care — 0.49%
48,573	Anthem, Inc.	6,294,588	5,919,106
Industrials — 3.53%
109,299	Deere & Company	8,844,559	9,651,102
47,526	3M Company	5,932,657	7,856,048
72,028	Union Pacific Corporation	5,901,724	6,351,429
25,361	WW Grainger, Inc.	5,539,276	5,278,131
111,960	Flowserve Corporation	4,484,064	4,741,506
111,023	Timken Company	4,164,578	3,669,310
13,646	Northrop Grumman Corporation	1,446,399	3,124,934
8,931	Lockheed Martin Corporation	770,946	2,200,420
		37,084,203	42,872,880
Information Technology — 4.59%
336,175	Microsoft Corporation	10,783,452	20,143,606
219,609	Xilinx, Inc.	9,018,972	11,171,510
255,663	Oracle Corporation	10,774,428	9,822,572
127,742	Linear Technology Corporation	4,746,932	7,672,185
70,601	Texas Instruments, Inc.	3,327,464	5,002,081
23,240	Automatic Data Processing, Inc.	1,181,513	2,023,274
		39,832,761	55,835,228
Materials — 0.49%
27,686	Praxair, Inc.	2,859,576	3,240,923
38,328	Royal Gold, Inc.	1,879,386	2,637,733
		4,738,962	5,878,656

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 15.62% (continued)
Utilities — 0.49%
127,584	UGI Corporation	$4,234,335	$5,905,863
Total U.S. Common Stocks		168,562,315	189,798,798
Total Common Stocks		647,475,978	652,236,379
U.S. Preferred Stocks — 0.15%
Financials — 0.15%
67,936	MetLife, Inc., Series 'A'	1,637,203	1,719,460
4,712	General American Investors Company, Inc., Series 'B'	122,920	125,198
Total U.S. Preferred Stocks		1,760,123	1,844,658
Investment Company — 0.00*%
18,514	State Street Institutional U.S. Government Money Market Fund, Premier Class	18,514	18,514
Ounces
Commodity — 1.51%
14,342	Gold bullion (b)	18,411,922	18,332,303
Principal
Bonds — 33.60%
U.S. Corporate Bonds — 24.22%
$15,438,000	ACCO Brands Corporation 6.75% due 04/30/20	15,727,391	16,248,495
2,281,000	American Axle & Manufacturing, Inc. 6.25% due 03/15/21	2,325,178	2,372,240
4,392,000	American Axle & Manufacturing, Inc. 6.625% due 10/15/22	4,459,114	4,633,560
1,076,000	Aramark Services, Inc. 4.75% due 06/01/26 (c)	1,076,000	1,076,000
5,970,000	Aramark Services, Inc. 5.125% due 01/15/24 (c)	6,143,880	6,253,575
17,718,000	Bi-Lo LLC 9.25% due 02/15/19 (c)	17,551,830	15,370,365
2,941,000	Centene Corporation 4.75% due 01/15/25 (e)	2,941,000	2,928,133

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 24.22% (continued)
$6,624,000	CenturyLink, Inc. Series 'W' 6.75% due 12/01/23	$6,711,676	$6,806,160
2,306,000	Charter Communications Operating LLC 4.464% due 07/23/22 (c)	2,431,540	2,456,300
3,845,000	Charter Communications Operating LLC 4.908% due 07/23/25 (c)	4,116,659	4,147,029
13,847,000	Citgo Petroleum Corporation 6.25% due 08/15/22 (c)	13,703,496	14,158,557
8,817,000	Cloud Peak Energy Resources LLC 12.00% due 11/01/21	7,610,542	8,927,212
3,225,000	CNH Industrial Capital LLC 3.875% due 10/15/21	3,207,072	3,200,813
5,903,000	Crestwood Midstream Partners L.P. 6.00% due 12/15/20	4,566,352	6,006,302
2,859,000	DCP Midstream LLC 4.75% due 09/30/21 (c)	2,167,271	2,923,328
8,902,000	DCP Midstream LLC 5.35% due 03/15/20 (c)	8,381,624	9,169,060
1,545,000	DCP Midstream LLC 6.45% due 11/03/36 (c)	1,212,234	1,606,800
1,610,000	Diamond 1 Finance Corporation 3.48% due 06/01/19 (c)	1,620,013	1,651,858
4,220,000	Diamond 1 Finance Corporation 4.42% due 06/15/21 (c)	4,297,201	4,412,884
5,103,000	Diamond 1 Finance Corporation 6.02% due 06/15/26 (c)	5,120,149	5,562,551
6,633,000	Dollar Tree, Inc. 5.75% due 03/01/23	6,862,331	7,064,145
13,351,000	Frontier Communications Corporation 8.875% due 09/15/20	13,358,944	14,185,437
13,340,000	GameStop Corporation 5.50% due 10/01/19 (c)	13,303,002	13,706,850
7,033,000	Harland Clarke Holdings Corporation 9.75% due 08/01/18 (c)	6,931,603	7,191,242
10,250,000	Huntington Ingalls Industries, Inc. 5.00% due 12/15/21 (c)	10,624,876	10,736,875
10,530,000	KLX, Inc. 5.875% due 12/01/22 (c)	10,483,663	10,716,381
2,309,000	LifePoint Health, Inc. 5.375% due 05/01/24 (c)	2,314,435	2,294,684

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 24.22% (continued)
$3,390,000	LifePoint Health, Inc. 5.875% due 12/01/23	$3,472,789	$3,440,850
3,292,000	Parker Drilling Company 6.75% due 07/15/22	3,007,431	2,617,140
8,542,000	Plantronics, Inc. 5.50% due 05/31/23 (c)	8,546,287	8,691,485
3,500,000	Post Holdings, Inc. 6.75% due 12/01/21 (c)	3,574,598	3,745,000
6,321,000	Quintiles IMS, Inc. 4.875% due 05/15/23 (c)	6,379,642	6,518,531
1,520,000	Spectrum Brands, Inc. 5.75% due 07/15/25	1,520,000	1,645,400
13,774,000	Sprint Capital Corporation 6.90% due 05/01/19	10,859,608	14,497,135
6,339,000	Sprint Communications, Inc. 6.00% due 12/01/16	6,338,654	6,346,924
4,616,000	Taylor Morrison Communities, Inc. 5.875% due 04/15/23 (c)	4,629,899	4,869,880
743,000	Toys R Us Property Company II LLC 8.50% due 12/01/17	736,047	743,000
2,710,000	Veritas US, Inc. 7.50% due 02/01/23 (c)	2,538,202	2,588,050
7,389,000	Vista Outdoor, Inc. 5.875% due 10/01/23	7,423,755	7,759,189
10,940,000	Vulcan Materials Company 4.50% due 04/01/25	11,210,390	11,746,825
4,350,000	Wachovia Capital Trust III 5.57% due 12/01/16 (f)(g)	4,344,564	4,355,438
4,695,000	WESCO Distribution, Inc. 5.375% due 12/15/21	4,819,806	4,794,769
2,693,000	WESCO Distribution, Inc. 5.375% due 06/15/24 (c)	2,696,817	2,723,970
6,868,000	Western Digital Corporation 7.375% due 04/01/23 (c)	6,990,078	7,511,875
4,356,000	Western Digital Corporation 10.50% due 04/01/24 (c)	4,369,293	5,031,180
8,354,000	Zebra Technologies Corporation 7.25% due 10/15/22	8,945,519	9,001,435
Total U.S. Corporate Bonds		281,652,455	294,434,912

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Bonds — 9.38%
International Corporate Bonds — 7.43%
Australia — 1.40%
2,795,000 USD	Ausdrill Finance PTY Limited 6.875% due 11/01/19 (c)	$2,675,116	$2,829,937
13,933,000 USD	Nufarm Australia Limited 6.375% due 10/15/19 (c)	14,175,050	14,211,660
		16,850,166	17,041,597
Bermuda — 1.18%
891,000 USD	Aircastle Limited 4.625% due 12/15/18	891,000	928,868
4,919,000 USD	Aircastle Limited 5.50% due 02/15/22	5,038,278	5,275,627
4,859,000 USD	Aircastle Limited 6.25% due 12/01/19	5,074,752	5,290,236
2,525,000 USD	Aircastle Limited 7.625% due 04/15/20	2,644,232	2,872,188
		13,648,262	14,366,919
Canada — 2.36%
6,476,000 USD	New Gold, Inc. 6.25% due 11/15/22 (c)	6,032,996	6,540,760
500,000 USD	New Gold, Inc. 7.00% due 04/15/20 (c)	504,937	515,000
7,627,000 USD	Open Text Corporation 5.625% due 01/15/23 (c)	7,630,146	7,898,674
4,844,000 USD	Open Text Corporation 5.875% due 06/01/26 (c)	4,864,635	5,158,860
8,484,000 USD	Precision Drilling Corporation 6.50% due 12/15/21	8,435,321	8,197,665
400,000 USD	Precision Drilling Corporation 6.625% due 11/15/20	400,363	389,500
		27,868,398	28,700,459
France — 1.77%
10,427,000 USD	Rexel SA 5.25% due 06/15/20 (c)	10,503,783	10,765,877
10,468,000 USD	SFR Group SA 6.00% due 05/15/22 (c)	10,494,848	10,733,050
		20,998,631	21,498,927

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Corporate Bonds — 7.43% (continued)
Germany — 0.09%
1,099,000 USD	IHO Verwaltungs GmbH 4.50% due 09/15/23 (a)(c)	$1,099,000	$1,112,738
Netherlands — 0.44%
4,847,000 USD	NXP BV 4.625% due 06/01/23 (c)	4,899,723	5,307,465
United Kingdom — 0.19%
2,210,000 USD	Jaguar Land Rover Automotive PLC 5.625% due 02/01/23 (c)	2,199,266	2,286,289
Total International Corporate Bonds		87,563,446	90,314,394
International Government Bonds — 1.95%
Mexico — 1.02%
129,730,000 MXN	Mexican Bonos 4.75% due 06/14/18	8,512,925	6,791,130
103,280,000 MXN	Mexican Bonos 6.50% due 06/10/21	5,745,359	5,584,732
		14,258,284	12,375,862
Poland — 0.11%
4,978,000 PLN	Poland Government Bond 3.25% due 07/25/19	1,304,031	1,312,655
Singapore — 0.82%
12,124,000 SGD	Singapore Government Bond 2.375% due 04/01/17	9,171,781	8,770,683
1,568,000 SGD	Singapore Government Bond 3.25% due 09/01/20	1,233,166	1,215,742
		10,404,947	9,986,425
Total International Government Bonds		25,967,262	23,674,942
Total International Bonds		113,530,708	113,989,336
Total Bonds		395,183,163	408,424,248
Bank Loans — 1.81%
United States — 1.81%
6,778,000 USD	Caelus Energy Alaska O3 LLC, Second Lien Term Loan 8.75% due 04/15/20	6,690,652	5,015,720
7,070,803 USD	Libbey Glass, Inc., Term Loan B 3.75% due 04/09/21	7,069,490	7,097,319
First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
Bank Loans — 1.81% (continued)
United States — 1.81% (continued)
6,367,382 USD	OSG Bulk Ships, Inc., Exit Term Loan 5.25% due 08/05/19	$6,353,815	$6,311,667
6,049,245 USD	Osum Productions Corporation 6.50% due 07/28/20	5,947,620	3,629,547
Total Bank Loans		26,061,577	22,054,253
International Commercial Paper — 9.05%
Italy — 2.61%
31,758,000 USD	Eni S.p.A. 0.64% due 11/01/16	31,758,000	31,757,419
Japan — 6.44%
63,983,000 USD	Hitachi Limited 0.60% due 11/01/16	63,983,000	63,981,729
14,219,000 USD	Mitsui & Company Limited 0.59% due 11/01/16	14,219,000	14,218,742
Total International Commercial Paper		109,960,000	109,957,890
Total Investments — 99.78% (Cost: $1,198,871,277)			1,212,868,245
Other Assets in Excess of Liabilities — 0.22%			2,646,941
Net Assets — 100.00%			$1,215,515,186

*  Less than 0.01%

(a)  Payment-in-kind security.

(b)  Non-income producing security/commodity.

(c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $1,104,000 or 0.09% of net assets.

(e)  When-Issued security.

(f)  Security has no maturity date. The date shown represents the next call date.

(g)  Floating rate security. Rate shown is the rate in effect at October 31, 2016.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

At October 31, 2016, aggregate cost for federal income tax purposes was $1,201,662,267. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$95,477,513
Gross unrealized depreciation	(84,271,535)
Net unrealized appreciation	$11,205,978

Abbreviations used in this schedule include:

ADR  — American Depositary Receipt

AG  — Aktien Gesellschaft

A/S  — Aktieselskab

ASA  — Norwegian Public Limited Company

GDR  — Global Depositary Receipt

NVDR  — Non-Voting Depository Receipt

PCL  — Public Company Limited

PJSC  — Public Joint Stock Company

PLC  — Public Limited Company

REIT  — Real Estate Investment Trust

SA  — Société Anonyme

S.p.A.  — Società per Azioni

Currencies

MXN  — Mexican Peso

PLN  — Polish Zloty

SGD  — Singapore Dollar

USD  — United States Dollar

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At October 31, 2016	Unrealized Appreciation At October 31, 2016	Unrealized Depreciation At October 31, 2016
11/16/16	5,455,000	Euro	$6,250,693	$5,991,556	$259,137	$—
12/14/16	3,672,000	Euro	4,085,306	4,038,414	46,892	—
01/18/17	4,396,000	Euro	4,946,181	4,843,204	102,977	—
02/15/17	3,790,000	Euro	4,286,244	4,180,894	105,350	—
03/15/17	3,303,000	Euro	3,668,312	3,648,355	19,957	—
01/18/17	3,078,000	British Pound	3,912,646	3,774,507	138,139	—
11/16/16	189,410,000	Japanese Yen	1,823,656	1,806,964	16,692	—
12/14/16	204,303,000	Japanese Yen	2,042,382	1,951,319	91,063	—
01/18/17	187,975,000	Japanese Yen	1,868,130	1,798,370	69,760	—
02/15/17	225,946,000	Japanese Yen	2,247,976	2,164,164	83,812	—
03/15/17	121,460,000	Japanese Yen	1,175,753	1,164,841	10,912	—
			$36,307,279	$35,362,588	$944,691	$—

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At October 31, 2016	Unrealized Appreciation At October 31, 2016	Unrealized Depreciation At October 31, 2016
11/16/16	1,240,000	Euro	$1,404,870	$1,361,967	$—	$(42,903)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
International Common Stocks
Consumer Discretionary	3.74%
Consumer Staples	7.38
Energy	1.28
Financials	6.87
Health Care	3.29
Industrials	7.14
Information Technology	0.37
Materials	5.52
Telecommunication Services	1.46
Utilities	0.99
Total International Common Stocks	38.04
U.S. Common Stocks
Consumer Discretionary	1.20
Consumer Staples	0.51
Energy	1.30
Financials	3.02
Health Care	0.49
Industrials	3.53
Information Technology	4.59
Materials	0.49
Utilities	0.49
Total U.S. Common Stocks	15.62
U.S. Preferred Stocks
Financials	0.15
Total U.S. Preferred Stocks	0.15
Investment Company	0.00	*
Commodity	1.51
U.S. Corporate Bonds
Consumer Discretionary	4.36
Consumer Staples	2.29
Energy	3.73

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund | Schedule of Investments | Year Ended October 31, 2016

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Financials	0.36%
Health Care	0.71
Industrials	4.74
Information Technology	3.33
Telecommunication Services	4.70
Total U.S. Corporate Bonds	24.22
International Corporate Bonds
Consumer Discretionary	0.28
Energy	0.71
Financials	1.41
Industrials	0.89
Information Technology	1.51
Materials	1.75
Telecommunication Services	0.88
Total International Corporate Bonds	7.43
International Government Bonds
Government Issues	1.95
Total International Government Bonds	1.95
Bank Loans	1.81
International Commercial Paper	9.05
Total Investments	99.78%

*Less than 0.01%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle High Yield Fund

Fund Overview

Data as of October 31, 2016 (unaudited)

Investment Objective

First Eagle High Yield Fund seeks to provide investors with a high level of current income. To pursue this objective, the Fund normally invests at least 80% of its net assets in high yield, below investment-grade instruments.

Average Annual Returns^ (%)		One-Year	Five-Years	Since Inception (11/19/07)
First Eagle High Yield Fund	Class I	8.54	5.75	8.93
Bloomberg Barclays U.S. Corporate High Yield Index		10.14	7.17	8.06

Asset Allocation* (%)

Countries** (%)

United States	71.56
Canada	5.35
United Kingdom	3.08
Australia	2.15
Netherlands	2.08
France	1.89
Bermuda	1.35
Ireland	0.23
Germany	0.09

^  Performance figures reflect certain fee waivers and/or expense limitations, without which returns may have been lower.

*  Asset Allocation and Countries percentages are based on total investments in the portfolio.

**Country allocations reflect country of the issuer (not currency of issue) and exclude short-term investments. Bonds of non-U.S. issuers may be U.S. dollar denominated.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle High Yield Fund | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses.

Class I Shares require $1 million minimum investment and are offered without a sales charge. Performance information is for Class I Shares and assumes all distributions have been reinvested and if a sales charge was included values would be lower. Had fees not been waived and/or expenses reimbursed, the performance would have been lower.

The Bloomberg Barclays U.S. Corporate High Yield Index is composed of fixed-rate, publicly issued, non-investment grade debt and is unmanaged, with dividends reinvested. The index includes both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. One cannot invest directly in an index.

Top 10 Holdings* (%)

Bi-Lo LLC, Senior Unsecured (Food-Retail)	1.77
ACCO Brands Corporation (Office Supplies & Forms)	1.73
Bi-Lo LLC, Senior Secured (Food-Retail)	1.64
Open Text Corporation (Enterprise Software)	1.50
Antero Resources Corporation (Oil Company-Exploration & Production)	1.49
HCA, Inc. (Medical-Hospitals)	1.48
EnQuest PLC (Oil Company-Exploration & Production)	1.47
Nufarm Australia Limited (Agricultural Chemicals)	1.41
Cloud Peak Energy Resources LLC (Coal)	1.37
Caelus Energy Alaska O3 LLC Second Lien Term Loan (Oil Company-Exploration & Production)	1.36
Total	15.22

*Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stock — 0.01%
Industrials — 0.01%
119,580	Rex Energy Corporation (a)(b)(d)	$523,967	$54,528
Principal
Bonds — 77.11%
U.S. Corporate Bonds — 61.06%
$9,625,000	ACCO Brands Corporation 6.75% due 04/30/20	9,732,651	10,130,312
5,314,000	Alliance One International, Inc. 9.875% due 07/15/21	4,643,931	4,437,190
2,909,000	American Axle & Manufacturing, Inc. 6.25% due 03/15/21	2,909,000	3,025,360
3,278,000	American Axle & Manufacturing, Inc. 6.625% due 10/15/22	3,304,231	3,458,290
6,161,000	AMN Healthcare, Inc. 5.125% due 10/01/24 (e)	6,196,131	6,253,415
2,259,000	Antero Resources Corporation 5.375% due 11/01/21	2,273,747	2,292,885
8,582,000	Antero Resources Corporation 5.625% due 06/01/23	8,586,688	8,753,640
1,556,000	Aramark Services, Inc. 4.75% due 06/01/26 (e)	1,570,641	1,556,000
3,003,000	Aramark Services, Inc. 5.125% due 01/15/24 (e)	3,090,074	3,145,643
5,156,000	Ashtead Capital, Inc. 6.50% due 07/15/22 (e)	5,362,365	5,407,355
16,523,000	Bi-Lo LLC 8.625% due 09/15/18 (e)(f)	15,365,381	10,409,490
11,088,000	Bi-Lo LLC 9.25% due 02/15/19 (e)	11,149,488	9,618,840
2,669,000	California Resources Corporation 8.00% due 12/15/22 (e)	717,388	1,801,575
5,341,000	CCO Holdings LLC 6.625% due 01/31/22	5,502,296	5,567,993
3,271,000	Centene Corporation 4.75% due 05/15/22	3,327,666	3,320,065
4,123,000	Centene Corporation 5.625% due 02/15/21	4,248,929	4,325,068

First Eagle Funds | Annual Report | October 31, 2016

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 61.06% (continued)
$3,984,000	CenturyLink, Inc. Series 'S' 6.45% due 06/15/21	$4,103,698	$4,252,920
4,968,000	CenturyLink, Inc. Series 'W' 6.75% due 12/01/23	5,012,593	5,104,620
465,000	Charter Communications Operating LLC 4.908% due 07/23/25 (e)	465,000	501,526
6,175,000	Chemtura Corporation 5.75% due 07/15/21	6,195,411	6,433,578
6,799,000	Citgo Petroleum Corporation 6.25% due 08/15/22 (e)	6,721,731	6,951,977
7,953,000	Cloud Peak Energy Resources LLC 12.00% due 11/01/21	6,675,550	8,052,412
1,559,000	CNH Industrial Capital LLC 3.875% due 10/15/21	1,550,333	1,547,308
6,244,000	CNH Industrial Capital LLC 6.25% due 11/01/16	6,244,000	6,244,000
600,000	Crestwood Midstream Partners L.P. 6.00% due 12/15/20	580,076	610,500
6,755,000	Crestwood Midstream Partners L.P. 6.125% due 03/01/22	6,856,974	6,906,987
3,692,000	Crown Americas LLC 4.50% due 01/15/23	3,782,333	3,784,300
4,372,000	DaVita, Inc. 5.00% due 05/01/25	4,388,418	4,218,980
6,386,000	DCP Midstream LLC 4.75% due 09/30/21 (e)	4,623,435	6,529,685
835,000	Diamond 1 Finance Corporation 3.48% due 06/01/19 (e)	840,193	856,709
3,670,000	Diamond 1 Finance Corporation 4.42% due 06/15/21 (e)	3,780,134	3,837,745
2,787,000	Diamond 1 Finance Corporation 6.02% due 06/15/26 (e)	2,795,491	3,037,983
4,740,000	Diamond 1 Finance Corporation 7.125% due 06/15/24 (e)	4,914,786	5,192,457
4,533,000	Dollar Tree, Inc. 5.75% due 03/01/23	4,770,041	4,827,645
3,031,021	EP Energy LLC 9.375% due 05/01/20	2,691,118	2,379,351
3,790,000	Fresenius Medical Care US Finance II, Inc. 5.625% due 07/31/19 (e)	4,145,111	4,102,675

First Eagle Funds | Annual Report | October 31, 2016

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 61.06% (continued)
$1,036,000	Fresenius Medical Care US Finance II, Inc. 6.50% due 09/15/18 (e)	$1,125,819	$1,116,290
1,376,000	Fresenius Medical Care US Finance, Inc. 6.875% due 07/15/17	1,428,360	1,417,280
2,894,000	Frontier Communications Corporation 7.125% due 03/15/19	2,970,348	3,096,580
5,421,000	Frontier Communications Corporation 8.50% due 04/15/20	5,913,103	5,786,917
1,835,000	Frontier Communications Corporation 8.875% due 09/15/20	1,853,192	1,949,688
7,251,000	GameStop Corporation 5.50% due 10/01/19 (e)	7,241,442	7,450,402
3,244,000	Genesis Energy L.P. 6.00% due 05/15/23	3,244,000	3,252,110
6,986,000	Global Partners L.P. 6.25% due 07/15/22	7,039,124	6,671,630
5,864,000	Harland Clarke Holdings Corporation 6.875% due 03/01/20 (e)	5,874,399	5,614,780
3,062,000	Harland Clarke Holdings Corporation 9.75% due 08/01/18 (e)	3,021,757	3,130,895
8,500,000	HCA, Inc. 3.75% due 03/15/19	8,621,440	8,691,250
940,000	HCA, Inc. 4.50% due 02/15/27	940,000	928,250
3,349,000	Huntington Ingalls Industries, Inc. 5.00% due 12/15/21 (e)	3,505,671	3,508,078
7,070,000	International Lease Finance Corporation 8.75% due 03/15/17	7,258,411	7,245,619
2,000,000	International Lease Finance Corporation 8.875% due 09/01/17	2,118,062	2,107,500
6,567,000	Kemet Corporation 10.50% due 05/01/18	6,564,577	6,583,417
3,845,000	KFC Holding Company 5.00% due 06/01/24 (e)	3,960,869	3,998,800
4,583,000	KLX, Inc. 5.875% due 12/01/22 (e)	4,585,653	4,664,119
5,080,000	LifePoint Health, Inc. 5.375% due 05/01/24 (e)	5,082,705	5,048,504
5,327,000	Magnachip Semiconductor Corporation 6.625% due 07/15/21	5,309,602	4,634,490

First Eagle Funds | Annual Report | October 31, 2016

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 61.06% (continued)
$4,841,000	Men's Wearhouse, Inc. 7.00% due 07/01/22	$4,388,267	$4,465,823
470,000	MGIC Investment Corporation 5.75% due 08/15/23	470,000	495,850
233,000	MPT Operating Partnership L.P. 5.25% due 08/01/26	233,000	237,660
5,736,000	NGL Energy Partners L.P. 7.50% due 11/01/23 (e)	5,736,000	5,750,340
4,048,000	Parker Drilling Company 6.75% due 07/15/22	4,111,101	3,218,160
134,000	Parker Drilling Company 7.50% due 08/01/20	134,000	110,215
3,674,000	Plantronics, Inc. 5.50% due 05/31/23 (e)	3,683,077	3,738,295
980,000	Post Holdings, Inc. 6.75% due 12/01/21 (e)	987,359	1,048,600
2,467,000	Quintiles IMS, Inc. 4.875% due 05/15/23 (e)	2,507,041	2,544,094
800,000	Quintiles IMS, Inc. 5.00% due 10/15/26 (e)	800,000	827,000
5,386,000	Radio Systems Corporation 8.375% due 11/01/19 (e)	5,419,930	5,621,637
7,001,000	Rex Energy Corporation 1.00% due 10/01/20 (g)	7,173,499	3,763,038
5,130,000	Shea Homes L.P. 5.875% due 04/01/23 (e)	5,257,229	5,040,225
4,720,000	Silgan Holdings, Inc. 5.50% due 02/01/22	4,701,067	4,897,000
3,968,000	Spectrum Brands, Inc. 5.75% due 07/15/25	4,034,944	4,295,360
6,349,000	Sprint Capital Corporation 6.90% due 05/01/19	5,012,830	6,682,322
4,529,000	Sprint Communications, Inc. 6.00% due 12/01/16	4,530,923	4,534,661
7,500,000	Sprint Communications, Inc. 7.00% due 08/15/20	7,716,497	7,800,000
3,228,000	Taylor Morrison Communities, Inc. 5.875% due 04/15/23 (e)	3,237,713	3,405,540
4,833,000	Time, Inc. 5.75% due 04/15/22 (e)	4,833,000	4,651,763

First Eagle Funds | Annual Report | October 31, 2016

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
U.S. Corporate Bonds — 61.06% (continued)
$1,710,000	Toys R Us Property Company II LLC 8.50% due 12/01/17	$1,705,479	$1,710,000
233,000	Valvoline, Inc. 5.50% due 07/15/24 (e)	233,000	245,815
1,275,000	Veritas US, Inc. 7.50% due 02/01/23 (e)	1,194,173	1,217,625
4,887,000	Vista Outdoor, Inc. 5.875% due 10/01/23	4,909,985	5,131,839
2,254,000	Vizient, Inc. 10.375% due 03/01/24 (e)	2,254,000	2,513,210
2,073,000	Wachovia Capital Trust III 5.57% due 12/01/16 (c)(h)	2,070,409	2,075,591
4,523,000	WESCO Distribution, Inc. 5.375% due 12/15/21	4,668,126	4,619,114
1,377,000	WESCO Distribution, Inc. 5.375% due 06/15/24 (e)	1,378,945	1,392,836
3,386,000	Western Digital Corporation 7.375% due 04/01/23 (e)	3,446,152	3,703,438
2,142,000	Western Digital Corporation 10.50% due 04/01/24 (e)	2,148,543	2,474,010
4,269,000	Zebra Technologies Corporation 7.25% due 10/15/22	4,570,952	4,599,848
Total U.S. Corporate Bonds		360,322,808	358,583,987
International Corporate Bonds — 16.05%
Australia — 2.12%
4,114,000 USD	Ausdrill Finance PTY Limited 6.875% due 11/01/19 (e)	3,693,716	4,165,425
8,149,000 USD	Nufarm Australia Limited 6.375% due 10/15/19 (e)	8,261,918	8,311,980
		11,955,634	12,477,405
Bermuda — 1.33%
1,707,000 USD	Aircastle Limited 4.625% due 12/15/18	1,707,000	1,779,548
900,000 USD	Aircastle Limited 6.75% due 04/15/17	912,519	918,000
4,515,000 USD	Aircastle Limited 7.625% due 04/15/20	4,628,257	5,135,812
		7,247,776	7,833,360

First Eagle Funds | Annual Report | October 31, 2016

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Corporate Bonds — 16.05% (continued)
Canada — 5.30%
8,240,000 USD	Jupiter Resources, Inc. 8.50% due 10/01/22 (e)	$7,962,816	$6,756,800
5,338,000 USD	New Gold, Inc. 6.25% due 11/15/22 (e)	5,255,285	5,391,380
1,974,000 USD	New Gold, Inc. 7.00% due 04/15/20 (e)	1,984,096	2,033,220
8,500,000 USD	Open Text Corporation 5.625% due 01/15/23 (e)	8,553,418	8,802,770
2,493,000 USD	Open Text Corporation 5.875% due 06/01/26 (e)	2,503,595	2,655,045
5,684,000 USD	Precision Drilling Corporation 6.50% due 12/15/21	5,740,427	5,492,165
		31,999,637	31,131,380
France — 1.87%
4,900,000 USD	Rexel SA 5.25% due 06/15/20 (e)	4,879,319	5,059,250
5,769,000 USD	SFR Group SA 6.00% due 05/15/22 (e)	5,809,853	5,915,071
		10,689,172	10,974,321
Germany — 0.09%
526,000 USD	IHO Verwaltungs GmbH 4.50% due 09/15/23 (e)(f)	526,000	532,575
Ireland — 0.23%
1,000,000 USD	Ardagh Packaging Finance PLC 144A 4.067% due 05/15/21 (c)(e)	995,420	1,020,000
300,000 USD	Ardagh Packaging Finance PLC 144A 4.625% due 05/15/23 (e)	300,000	303,000
		1,295,420	1,323,000
Netherlands — 2.06%
1,880,000 USD	CNH Industrial NV 4.50% due 08/15/23	1,880,000	1,889,400
4,513,000 USD	NXP BV 4.625% due 06/01/23 (e)	4,564,245	4,941,735
5,033,000 USD	VTR Finance BV 6.875% due 01/15/24 (e)	5,111,482	5,265,776
		11,555,727	12,096,911

First Eagle Funds | Annual Report | October 31, 2016

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
International Corporate Bonds — 16.05% (continued)
United Kingdom — 3.05%
13,534,236 USD	EnQuest PLC 7.00% due 04/15/22 (b)	$10,666,201	$8,619,616
2,875,000 USD	Inmarsat Finance PLC 4.875% due 05/15/22 (e)	2,740,415	2,711,413
948,000 USD	Inmarsat Finance PLC 6.50% due 10/01/24 (e)	948,000	959,850
790,000 USD	Jaguar Land Rover Automotive PLC 5.625% due 02/01/23 (e)	790,000	817,271
4,685,000 USD	Virgin Media Secured Finance PLC 5.50% due 01/15/25 (e)	4,690,527	4,802,125
		19,835,143	17,910,275
Total International Corporate Bonds		95,104,509	94,279,227
Total Bonds		455,427,317	452,863,214
Bank Loans — 9.78%
United States — 9.78%
5,617,834 USD	BJ's Wholesale Club, Inc., Second Lien Term Loan 8.50% due 03/26/20	5,602,928	5,631,879
5,983,315 USD	Cactus Wellhead LLC, Tranche B Term Loan 7.00% due 07/31/20	4,856,381	5,280,276
10,782,000 USD	Caelus Energy Alaska O3 LLC, Second Lien Term Loan 8.75% due 04/15/20	10,603,647	7,978,680
3,834,505 USD	CBAC Borrower LLC, Term Loan B 8.25% due 07/02/20	3,890,607	3,757,815
4,736,000 USD	Hostess Brands, LLC, Second Lien Term Loan 8.50% due 08/03/23	4,747,917	4,762,664
6,116,820 USD	Jack Ohio Finance LLC Term B Loan 5.00% due 06/20/19	5,996,796	6,106,605
4,130,028 USD	OSG Bulk Ships, Inc., Exit Term Loan 5.25% due 08/05/19	4,119,098	4,093,890
6,276,743 USD	Osum Productions Corporation 6.50% due 07/28/20	6,171,276	3,766,045
11,753,955 USD	Payless, Inc., First Lien Term Loan 5.00% due 03/11/21	10,665,796	7,419,684
1,202,000 USD	Payless, Inc., Second Lien Term Loan 8.50% due 03/11/22	1,193,042	216,360

First Eagle Funds | Annual Report | October 31, 2016

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2016

Principal	Description	Cost (Note 1)	Value (Note 1)
Bank Loans — 9.78% (continued)
United States — 9.78% (continued)
10,467,379 USD	True Religion Apparel, Inc., First Lien Term Loan 5.88% due 07/30/19	$10,178,738	$2,691,582
5,720,396 USD	Water Pik Technologies, Inc., First Lien Term Loan 5.75% due 07/08/20	5,654,076	5,706,095
Total Bank Loans		73,680,302	57,411,575
International Commercial Paper — 12.04%
Italy — 3.48%
20,423,000 USD	Eni S.p.A. 0.64% due 11/01/16	20,423,000	20,422,627
Japan — 8.56%
41,146,000 USD	Hitachi Limited 0.60% due 11/01/16	41,146,000	41,145,183
9,144,000 USD	Mitsui & Company Limited 0.59% due 11/01/16	9,144,000	9,143,833
Total International Commercial Paper		70,713,000	70,711,643
Shares
Investment Company — 0.06%
369,856	State Street Institutional U.S. Government Money Market Fund, Premier Class	369,856	369,856
Total Investments — 99.00% (Cost: $600,714,442)			581,410,816
Other Assets in Excess of Liabilities — 1.00%			5,853,313
Net Assets — 100.00%			$587,264,129

(a)  Non-income producing security/commodity.

(b)  Represents securities that are subject to legal or contractual restrictions on resale. At October 31, 2016, the value of these securities amounted to $8,674,144 or 1.48% of net assets.

(c)  Floating rate security. Rate shown is the rate in effect at October 31, 2016.

(d)  Securities valued in accordance with fair value procedures under the supervision of the Board of Trustees, representing $54,528 or 0.01% of net assets.

(e)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(f)  Payment-in-kind security.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2016

(g)  Multi-step—Coupon rate changes in predetermined increments to maturity. Rate disclosed is as of October 31, 2016. Maturity date disclosed is the ultimate maturity date.

(h)  Security has no maturity date. The date shown represents the next call date.

At October 31, 2016, aggregate cost for federal income tax purposes was $600,806,158. Net unrealized depreciation consisted of:

Gross unrealized appreciation	$15,130,136
Gross unrealized depreciation	(34,525,478)
Net unrealized depreciation	$(19,395,342)

Abbreviations used in this schedule include:

PLC  — Public Limited Company

SA  — Société Anonyme

S.p.A.  — Società per Azioni

Currency

USD  — United States Dollar

Restricted Securities	Acquisition Date	Cost	Carrying Value Per Share/Principal
EnQuest PLC 7.00% due 04/15/22	04/09/14	$10,666,201	$0.64
Rex Energy Corporation	03/31/16	596,638	0.46

Foreign Currency Exchange Contracts — Sales

Settlement Dates Through	Foreign Currency To be Delivered		U.S. $ To be Received	U.S. $ Value At October 31, 2016	Unrealized Appreciation At October 31, 2016	Unrealized Depreciation At October 31, 2016
01/18/17	2,977,000	Euro	$3,349,586	$3,279,849	$69,737	$—

Foreign Currency Exchange Contracts — Purchases

Settlement Dates Through	Foreign Currency To be Received		U.S. $ To be Delivered	U.S. $ Value At October 31, 2016	Unrealized Appreciation At October 31, 2016	Unrealized Depreciation At October 31, 2016
01/18/17	2,977,000	Euro	$3,352,165	$3,279,849	$—	$(72,316)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Common Stock
Industrials	0.01%
Total U.S. Common Stock	0.01
U.S. Corporate Bonds
Consumer Discretionary	13.20
Consumer Staples	5.57

First Eagle Funds | Annual Report | October 31, 2016

First Eagle High Yield Fund | Schedule of Investments | Year Ended October 31, 2016

Industry Diversification for Portfolio Holdings (continued)	Percent of Net Assets
Energy	9.30%
Financials	3.02
Health Care	5.66
Industrials	7.69
Information Technology	4.56
Materials	1.14
Telecommunication Services	9.94
Utilities	0.98
Total U.S. Corporate Bonds	61.06
International Corporate Bonds
Consumer Discretionary	0.23
Energy	3.55
Financials	2.04
Industrials	1.41
Information Technology	2.79
Materials	2.68
Telecommunication Services	3.35
Total International Corporate Bonds	16.05
Bank Loans	9.78
International Commercial Paper	12.04
Investment Company	0.06
Total Investments	99.00%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Fund of America

Fund Overview

Data as of October 31, 2016 (unaudited)

Investment Objective

The First Eagle Fund of America is a non-diversified U.S. equity fund that seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities. The Fund has a unique event-driven bias that focuses on identifying companies poised to benefit from change that the market has not yet recognized.

Average Annual Returns (%)		One-Year	Five-Years	Ten-Years
First Eagle Fund of America	Class Y	-5.28	10.07	6.98
S&P 500 Index		4.51	13.57	6.70

Asset Allocation* (%)

Sector/Industry** (%)

Materials	35.10
Health Care	18.18
Industrials	14.69
Information Technology	13.00
Consumer Discretionary	10.92
Consumer Staples	6.23
Energy	1.51

*  Asset Allocation and Sector/Industry percentages are based on total investments in the portfolio.

**Sector/Industry allocations exclude short-term investments and options positions.

The Fund's portfolio composition is subject to change at any time.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Fund of America | Fund Overview

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The Fund's average annual returns shown above are historical and reflect changes in share price, reinvested dividends and is net of expenses.

The Standard & Poor's 500 Index is a widely recognized unmanaged index including a representative sample of 500 leading companies in leading sectors of the U.S. economy. Although the Standard & Poor's 500 Index focuses on the large-cap segment of the market, with approximately 80% coverage of U.S. equities, it is also considered a proxy for the total market. The Standard & Poor's 500 Index includes dividends reinvested. One cannot invest directly in an index.

Top 10 Holdings* (%)

General Dynamics Corporation (Aerospace & Defense)	5.74
Tyson Foods, Inc. Class 'A' (Packaged Foods & Meats)	5.71
Sealed Air Corporation (Paper Packaging)	5.27
Biogen, Inc. (Biotechnology)	4.99
Wyndham Worldwide Corporation (Hotels, Resorts & Cruise Lines)	4.97
Hewlett-Packard Enterprise Company (Technology Hardware, Storage & Peripherals)	4.92
Martin Marietta Materials, Inc. (Construction Materials)	4.87
Packaging Corporation of America (Paper Packaging)	4.61
Pitney Bowes, Inc. (Office Services & Supplies)	4.06
Axalta Coating Systems Limited (Specialty Chemicals)	3.63
Total	48.77

*Holdings in cash, commercial paper and other short-term cash equivalents have been excluded.

Percentages are based on total net assets.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
Common Stocks — 98.60%
U.S. Common Stocks — 92.15%
Consumer Discretionary — 10.81%
1,940,445	Wyndham Worldwide Corporation	$70,588,347	$127,758,899
1,235,970	Lowe's Companies, Inc. (a)	51,776,104	82,377,401
913,212	Visteon Corporation (a)	61,424,276	64,481,899
53,400	Las Vegas Sands Corporation (a)	2,871,318	3,090,792
		186,660,045	277,708,991
Consumer Staples — 6.17%
2,069,895	Tyson Foods, Inc., Class 'A' (a)	87,541,994	146,652,061
153,845	Post Holdings, Inc. (a)(b)	12,715,873	11,727,604
		100,257,867	158,379,665
Energy — 1.49%
912,015	Plains All American Pipeline L.P.	23,785,651	27,688,775
195,885	SemGroup Corporation, Class 'A' (a)	6,959,602	6,317,291
53,530	Phillips 66	3,339,857	4,343,960
		34,085,110	38,350,026
Health Care — 17.99%
457,260	Biogen, Inc. (a)(b)	128,341,028	128,115,107
7,687,515	Halozyme Therapeutics, Inc. (a)(b)	78,871,799	66,343,254
4,578,690	Allscripts Healthcare Solutions, Inc. (b)	61,237,406	54,990,067
1,167,301	Alere, Inc. (a)(b)	48,028,680	52,155,009
3,584,891	Innoviva, Inc. (a)	74,748,003	36,924,377
1,055,029	Medicines Company (a)(b)	39,325,829	34,763,206
568,205	Eagle Pharmaceuticals, Inc. (a)(b)	29,765,017	31,751,295
1,102,004	Intrexon Corporation (a)(b)	27,093,805	28,762,304
226,794	Laboratory Corporation of America Holdings (a)(b)	31,340,955	28,426,360
		518,752,522	462,230,979
Industrials — 14.54%
978,990	General Dynamics Corporation (a)	134,227,087	147,572,953
5,848,105	Pitney Bowes, Inc.	95,767,563	104,330,193
1,002,266	Armstrong World Industries, Inc. (b)	40,918,519	37,584,975
884,259	Hertz Global Holdings, Inc. (a)(b)	40,605,819	29,313,186
1,313,205	Univar, Inc. (a)(b)	24,253,594	29,218,811
570,080	HD Supply Holdings, Inc. (b)	18,810,149	18,812,640

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
U.S. Common Stocks — 92.15% (continued)
Industrials — 14.54% (continued)
133,979	Owens Corning, Inc. (a)	$6,448,881	$6,535,496
		361,031,612	373,368,254
Information Technology — 11.52%
5,621,175	Hewlett-Packard Enterprise Company	70,138,067	126,307,802
1,984,820	eBay, Inc. (b)	48,854,931	56,587,218
970,160	Yahoo!, Inc. (a)(b)	35,817,012	40,310,148
1,738,450	HP, Inc. (a)	26,019,049	25,190,141
127,021	MicroStrategy, Inc., Class 'A' (b)	20,624,578	24,744,961
360,000	Seagate Technology PLC (a)	12,145,961	12,351,600
263,302	Versum Materials, Inc. (a)(b)	5,706,893	5,976,955
253,200	Twitter, Inc. (a)(b)	4,315,982	4,544,940
		223,622,473	296,013,765
Materials — 29.63%
2,965,010	Sealed Air Corporation (a)	78,686,969	135,293,406
674,335	Martin Marietta Materials, Inc. (a)	105,197,690	125,008,222
1,434,960	Packaging Corporation of America (a)	81,719,286	118,384,200
6,201,191	Graphic Packaging Holding Company	74,250,853	77,514,888
526,605	Air Products & Chemicals, Inc. (a)	71,096,063	70,259,639
1,024,355	WR Grace & Company	45,749,699	68,590,811
703,215	Albemarle Corporation (a)	46,836,802	58,753,613
2,531,289	Olin Corporation (a)	53,563,957	55,511,168
1,906,380	GCP Applied Technologies, Inc. (b)	29,614,037	49,279,923
111,500	CF Industries Holdings, Inc. (a)	2,768,545	2,677,115
		589,483,901	761,272,985
Total U.S. Common Stocks		2,013,893,530	2,367,324,665
International Common Stocks — 6.45%
Bermuda — 3.63%
3,718,020	Axalta Coating Systems Limited (b)	105,506,764	93,396,662
Canada — 0.34%
1,229,011	BlackBerry Limited (b)	8,858,386	8,664,528
Netherlands — 1.47%
475,365	LyondellBasell Industries NV, Class 'A' (a)	31,583,523	37,815,286

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2016

Shares	Description	Cost (Note 1)	Value (Note 1)
Singapore — 1.01%
1,829,415	Flex Limited (a)(b)	$23,857,209	$25,959,399
Total International Common Stocks		169,805,882	165,835,875
Total Common Stocks		2,183,699,412	2,533,160,540
Investment Company — 1.00%
25,758,346	State Street Institutional U.S. Government Money Market Fund, Premier Class	25,758,346	25,758,346

Total Investment Portfolio Excluding Options Written — 99.60% (Cost: $2,209,457,758)				$2,558,918,886
Contracts		Strike Price	Expiration Date
Covered Call Options Written — (0.63)%
928	Air Products & Chemicals, Inc.	$150.00	December 2016	$(259,840)
460	Air Products & Chemicals, Inc.	155.00	December 2016	(39,100)
4,319	Albemarle Corporation	82.50	December 2016	(1,835,575)
348	Alere, Inc.	42.00	November 2016	(109,620)
343	Alere, Inc.	44.00	November 2016	(86,607)
60	Biogen, Inc.	290.00	January 2017	(94,200)
98	Biogen, Inc.	300.00	December 2016	(81,340)
97	Biogen, Inc.	305.00	January 2017	(106,700)
86	Biogen, Inc.	320.00	November 2016	(8,600)
530	Biogen, Inc.	325.00	January 2017	(312,700)
90	Biogen, Inc.	330.00	January 2017	(45,720)
1,115	CF Industries Holdings, Inc.	25.00	November 2016	(72,475)
930	Eagle Pharmaceuticals, Inc.	60.00	December 2016	(295,275)
450	Eagle Pharmaceuticals, Inc.	65.00	December 2016	(112,500)
528	Eagle Pharmaceuticals, Inc.	70.00	March 2017	(214,368)
2,487	Flex Limited	13.00	January 2017	(354,398)
1,033	Flex Limited	14.00	November 2016	(40,287)
2,861	Flex Limited	14.00	January 2017	(201,701)
4,083	General Dynamics Corporation	155.00	February 2017	(1,714,860)
4,861	Halozyme Therapeutics, Inc.	10.00	January 2017	(559,015)

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2016

Contracts		Strike Price	Expiration Date	Value (Note 1)
Covered Call Options Written — (0.63)% (continued)
2,945	Halozyme Therapeutics, Inc.	$11.00	December 2016	$(154,613)
302	Hertz Global Holdings, Inc.	35.00	January 2017	(72,480)
3,682	HP, Inc.	15.00	December 2016	(132,552)
7,193	HP, Inc.	16.00	December 2016	(64,737)
332	Innoviva, Inc.	10.00	December 2016	(25,730)
378	Intrexon Corporation	30.00	January 2017	(61,425)
826	Laboratory Corporation of America Holdings	140.00	November 2016	(9,086)
534	Las Vegas Sands Corporation	55.00	November 2016	(216,270)
495	Lowe's Companies, Inc.	72.50	January 2017	(34,155)
219	LyondellBasell Industries NV	75.00	December 2016	(132,495)
574	Martin Marietta Materials, Inc.	175.00	November 2016	(740,460)
248	Martin Marietta Materials, Inc.	175.00	January 2017	(408,456)
73	Martin Marietta Materials, Inc.	180.00	December 2016	(80,300)
146	Martin Marietta Materials, Inc.	180.00	January 2017	(184,690)
505	Martin Marietta Materials, Inc.	185.00	January 2017	(479,750)
2,632	Medicines Company	40.00	November 2016	(505,344)
849	Olin Corporation	20.00	January 2017	(213,099)
458	Owens Corning, Inc.	50.00	November 2016	(27,938)
2,312	Packaging Corporation of America	77.50	January 2017	(1,525,920)
3,939	Packaging Corporation of America	80.00	January 2017	(1,930,110)
500	Packaging Corporation of America	82.50	January 2017	(165,000)
2,000	Packaging Corporation of America	85.00	January 2017	(470,000)
175	Post Holdings, Inc.	80.00	November 2016	(21,875)
512	Post Holdings, Inc.	80.00	December 2016	(148,480)
67	Post Holdings, Inc.	85.00	November 2016	(3,517)
100	Seagate Technology PLC	33.00	November 2016	(20,300)

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2016

Contracts		Strike Price	Expiration Date	Value (Note 1)
Covered Call Options Written — (0.63)% (continued)
800	Seagate Technology PLC	$34.00	November 2016	$(109,600)
100	Seagate Technology PLC	34.00	December 2016	(19,000)
700	Seagate Technology PLC	35.00	November 2016	(58,800)
600	Seagate Technology PLC	35.00	December 2016	(88,800)
100	Seagate Technology PLC	35.00	January 2017	(17,300)
500	Seagate Technology PLC	36.00	November 2016	(22,500)
200	Seagate Technology PLC	37.00	November 2016	(5,200)
200	Seagate Technology PLC	38.00	November 2016	(3,000)
100	Seagate Technology PLC	38.00	December 2016	(4,800)
157	Sealed Air Corporation	49.00	November 2016	(3,532)
384	SemGroup Corporation	35.00	November 2016	(11,520)
384	SemGroup Corporation	35.00	January 2017	(51,840)
2,532	Twitter, Inc.	18.00	December 2016	(367,140)
2,603	Tyson Foods, Inc.	75.00	January 2017	(455,525)
1,610	Tyson Foods, Inc.	77.50	January 2017	(177,100)
681	Univar, Inc.	20.00	November 2016	(175,358)
666	Univar, Inc.	20.00	December 2016	(171,495)
230	Visteon Corporation	70.00	December 2016	(64,400)
500	Yahoo!, Inc.	41.00	January 2017	(125,000)
Total Covered Call Options Written (Premiums Received: $23,236,759)				(16,305,573)
Total Investments — 98.97% (Cost: $2,186,220,999)				2,542,613,313
Other Assets in Excess of Liabilities — 1.03%				26,484,893
Net Assets — 100.00%				$2,569,098,206

(a)  At October 31, 2016, all or a portion of this security was segregated to cover collateral requirement for options.

(b)  Non-income producing security/commodity.

At October 31, 2016, aggregate cost for federal income tax purposes was $2,213,078,555. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$445,221,275
Gross unrealized depreciation	(99,380,944)
Net unrealized appreciation	$345,840,331

Abbreviation used in this schedule include:

PLC  — Public Limited Company

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Fund of America | Schedule of Investments | Year Ended October 31, 2016

Industry Diversification for Portfolio Holdings	Percent of Net Assets
U.S. Common Stocks
Consumer Discretionary	10.81%
Consumer Staples	6.17
Energy	1.49
Health Care	17.99
Industrials	14.54
Information Technology	11.52
Materials	29.63
Total U.S. Common Stocks	92.15
International Common Stocks
Information Technology	1.35
Materials	5.10
Total International Common Stocks	6.45
Investment Company	1.00
Covered Call Options Written	(0.63)
Total Investments	98.97%

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

Statements of Assets and Liabilities

	First Eagle Global Fund*	First Eagle Overseas Fund*
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$34,128,154,516	$11,336,733,731
Affiliated issuers	2,524,625,814	309,149,335
Gold bullion	2,770,072,512	563,993,676
Silver bullion	—	—
Foreign currency	840	894
Total Investments, at Cost	39,422,853,682	12,209,877,636
Investments, at Value (Note 1)
Unaffiliated issuers	43,570,264,031	13,708,572,382
Affiliated issuers	2,734,552,073	600,685,104
Gold bullion	3,436,319,050	882,980,785
Silver bullion	—	—
Foreign currency	840	883
Total Investments, at Value	49,741,135,994	15,192,239,154
Cash	—	—
Receivable for forward currency contracts held, at value (Note 1)	49,845,667	26,225,806
Receivable for investment securities sold	18,896,906	7,576,155
Receivable for Fund shares sold	81,807,653	41,220,721
Accrued interest and dividends receivable	106,251,905	47,688,526
Investment for trustee deferred compensation plan (Note 2)	474,784	146,996
Other assets	212,600	66,945
Total Assets	49,998,625,509	15,315,164,303
Liabilities
Payable for Fund shares redeemed	65,233,734	38,646,228
Payable for investment securities purchased	175,459,753	3,472,581
Payable for forward currency contracts held, at value (Note 1)	435,909	153,057
Investment advisory fees payable (Note 2)	31,552,911	9,637,331
Distribution fees payable (Note 3)	10,730,180	1,411,486
Services fees payable (Note 3)	2,453,296	211,241
Trustee deferred compensation plan (Note 2)	474,784	146,996
Administrative fees payable (Note 2)	281,959	91,994
Trustee fees payable	91,712	26,780
Accrued expenses and other liabilities	15,765,857	5,930,701
Total Liabilities	302,480,095	59,728,395
Net Assets	$49,696,145,414	$15,255,435,908
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$886,464	$631,325
Capital surplus	37,565,349,977	12,228,388,151
Net unrealized appreciation (depreciation) on:
Investments (net of $4,540,956, $1,872,619, $0 and $0 deferred capital gain country tax, respectively)	10,313,741,356	2,980,488,910
Foreign currency and forward contract related translation	45,516,334	24,008,336
Undistributed net realized gains (losses) on investments	1,997,232,160	304,879,480
Undistributed net investment income (loss)	(226,580,877)	(282,960,294)
Net Assets	$49,696,145,414	$15,255,435,908

First Eagle Funds | Annual Report | October 31, 2016

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$1,483,957,879	$855,886,509
Affiliated issuers	—	—
Gold bullion	186,047,980	143,236,170
Silver bullion	—	58,487,088
Foreign currency	46	11
Total Investments, at Cost	1,670,005,905	1,057,609,778
Investments, at Value (Note 1)
Unaffiliated issuers	1,990,908,816	989,924,514
Affiliated issuers	—	—
Gold bullion	199,644,364	238,385,781
Silver bullion	—	56,375,450
Foreign currency	46	11
Total Investments, at Value	2,190,553,226	1,284,685,756
Cash	—	7,654
Receivable for forward currency contracts held, at value (Note 1)	—	—
Receivable for investment securities sold	933,079	—
Receivable for Fund shares sold	1,381,357	2,203,734
Accrued interest and dividends receivable	2,204,222	368,910
Investment for trustee deferred compensation plan (Note 2)	22,947	10,397
Other assets	15,067	8,787
Total Assets	2,195,109,898	1,287,285,238
Liabilities
Payable for Fund shares redeemed	3,307,153	2,803,828
Payable for investment securities purchased	13,971,520	—
Payable for forward currency contracts held, at value (Note 1)	—	—
Investment advisory fees payable (Note 2)	1,302,150	803,264
Distribution fees payable (Note 3)	507,951	249,084
Services fees payable (Note 3)	110,824	43,285
Trustee deferred compensation plan (Note 2)	22,947	10,397
Administrative fees payable (Note 2)	44,750	24,558
Trustee fees payable	6,112	2,400
Accrued expenses and other liabilities	751,726	780,103
Total Liabilities	20,025,133	4,716,919
Net Assets	$2,175,084,765	$1,282,568,319
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$108,398	$71,441
Capital surplus	1,472,393,821	1,616,146,658
Net unrealized appreciation (depreciation) on:
Investments (net of $4,540,956, $1,872,619, $0 and $0 deferred capital gain country tax, respectively)	520,547,321	227,075,978
Foreign currency and forward contract related translation	—	—
Undistributed net realized gains (losses) on investments	175,876,633	(495,154,477)
Undistributed net investment income (loss)	6,158,592	(65,571,281)
Net Assets	$2,175,084,765	$1,282,568,319

Year Ended October 31, 2016

First Eagle Funds | Annual Report | October 31, 2016

Statements of Assets and Liabilities (continued)

	First Eagle Global Fund*		First Eagle Overseas Fund*
Class A
Net assets	$15,833,531,263		$3,654,512,147
Shares outstanding	280,933,042		153,138,562
Net asset value per share and redemption proceeds per share	$56.36		$23.86
Offering price per share (NAV per share plus maximum sales charge)**	$59.33	(1)	$25.12	(1)
Class C
Net assets	$11,505,279,027		$992,573,358
Shares outstanding	211,222,427		43,332,631
Net asset value per share	$54.47		$22.91
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$53.93		$22.68
Class I
Net assets	$22,357,335,124		$10,608,350,403
Shares outstanding	394,308,490		434,854,042
Net asset value per share and redemption proceeds per share	$56.70		$24.40

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

**  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

(2)  The maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
Class A
Net assets	$817,481,150		$566,707,799
Shares outstanding	40,709,944		31,497,163
Net asset value per share and redemption proceeds per share	$20.08		$17.99
Offering price per share (NAV per share plus maximum sales charge)**	$21.14	(1)	$18.94	(1)
Class C
Net assets	$516,405,163		$206,225,012
Shares outstanding	26,415,358		12,212,791
Net asset value per share	$19.55		$16.89
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(2)	$19.35		$16.72
Class I
Net assets	$841,198,452		$509,635,508
Shares outstanding	41,273,073		27,731,345
Net asset value per share and redemption proceeds per share	$20.38		$18.38

Year Ended October 31, 2016

First Eagle Funds | Annual Report | October 31, 2016

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund	First Eagle High Yield Fund
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$1,180,459,355	$600,714,442
Gold bullion	18,411,922	—
Foreign currency	53,116	—
Total Investments, at Cost	1,198,924,393	600,714,442
Investments, at Value (Note 1)
Unaffiliated issuers	1,194,535,942	581,410,816
Gold bullion	18,332,303	—
Foreign currency	53,051	—
Total Investments, at Value	1,212,921,296	581,410,816
Receivable for forward currency contracts held, at value (Note 1)	944,691	69,737
Receivable for investment securities sold	—	—
Receivable for premiums for written options	—	—
Receivable for Fund shares sold	4,541,435	1,397,407
Accrued interest and dividends receivable	8,508,246	7,743,400
Investment for trustee deferred compensation plan (Note 2)	14,011	6,438
Other assets	8,495	4,301
Total Assets	1,226,938,174	590,632,099
Liabilities
Option contracts written, at value (premiums received $0, $0 and $23,236,759, respectively) (Note 1)	—	—
Payable for Fund shares redeemed	3,344,650	1,940,333
Payable for investment securities purchased	4,208,314	41,976
Payable for forward currency contracts held, at value (Note 1)	42,903	72,316
Payable for dividends to shareholders	2,177,791	541,283
Investment advisory fees payable (Note 2)	774,760	324,396
Distribution fees payable (Note 3)	299,924	106,936
Services fees payable (Note 3)	74,250	24,404
Trustee deferred compensation plan (Note 2)	14,011	6,438
Administrative fees payable (Note 2)	51,651	24,954
Trustee fees payable	2,167	2,227
Accrued expenses and other liabilities	432,567	282,707
Total Liabilities	11,422,988	3,367,970
Net Assets	$1,215,515,186	$587,264,129
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$110,813	$65,339
Capital surplus	1,254,681,641	692,735,109
Net unrealized appreciation (depreciation) on:
Investments	13,996,968	(19,303,626)
Foreign currency and forward contract related translation	822,883	(2,579)
Written options	—	—
Undistributed net realized gains (losses) on investments	(49,310,133)	(85,557,531)
Undistributed net investment income (loss)	(4,786,986)	(672,583)
Net Assets	$1,215,515,186	$587,264,129

First Eagle Funds | Annual Report | October 31, 2016

Year Ended October 31, 2016

First Eagle Fund of America
Assets
Investments, at Cost (Note 1)
Unaffiliated issuers	$2,209,457,758
Gold bullion	—
Foreign currency	—
Total Investments, at Cost	2,209,457,758
Investments, at Value (Note 1)
Unaffiliated issuers	2,558,918,886
Gold bullion	—
Foreign currency	—
Total Investments, at Value	2,558,918,886
Receivable for forward currency contracts held, at value (Note 1)	—
Receivable for investment securities sold	39,376,242
Receivable for premiums for written options	50,864
Receivable for Fund shares sold	3,703,210
Accrued interest and dividends receivable	2,189,808
Investment for trustee deferred compensation plan (Note 2)	37,157
Other assets	17,304
Total Assets	2,604,293,471
Liabilities
Option contracts written, at value (premiums received $0, $0 and $23,236,759, respectively) (Note 1)	16,305,573
Payable for Fund shares redeemed	9,049,559
Payable for investment securities purchased	5,890,982
Payable for forward currency contracts held, at value (Note 1)	—
Payable for dividends to shareholders	—
Investment advisory fees payable (Note 2)	2,030,561
Distribution fees payable (Note 3)	614,692
Services fees payable (Note 3)	112,910
Trustee deferred compensation plan (Note 2)	37,157
Administrative fees payable (Note 2)	16,820
Trustee fees payable	6,251
Accrued expenses and other liabilities	1,130,760
Total Liabilities	35,195,265
Net Assets	$2,569,098,206
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$80,361
Capital surplus	2,061,241,549
Net unrealized appreciation (depreciation) on:
Investments	349,461,128
Foreign currency and forward contract related translation	—
Written options	6,931,186
Undistributed net realized gains (losses) on investments	145,173,143
Undistributed net investment income (loss)	6,210,839
Net Assets	$2,569,098,206

First Eagle Funds | Annual Report | October 31, 2016

Statements of Assets and Liabilities (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
Class A
Net assets	$361,605,508		$158,101,746
Shares outstanding	32,908,379		17,592,315
Net asset value per share and redemption proceeds per share	$10.99		$8.99
Offering price per share (NAV per share plus maximum sales charge)*	$11.57	(1)	$9.41	(2)
Class C
Net assets	$344,660,110		$114,139,247
Shares outstanding	31,450,181		12,710,582
Net asset value per share	$10.96		$8.98
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$10.85		$8.89
Class I
Net assets	$509,249,568		$315,023,136
Shares outstanding	46,454,190		35,036,376
Net asset value per share and redemption proceeds per share	$10.96		$8.99
Class Y
Net assets	$—		$—
Shares outstanding	—		—
Net asset value per share and redemption proceeds per share	—		—

*  A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(1)  The maximum sales charge is 5.00% for Class A shares. Classes C, I and Y have no front-end sales charges.

(2)  The maximum sales charge is 4.50% for Class A shares. Classes C, I and Y have no front-end sales charges.

(3)  The maximum contingent deferred sales charge (CDSC) is 1.00% for Class C shares, which is charged on the lesser of the original purchase price or the current market value at the time of sale. This pertains to shares sold or redeemed within the first year of purchase.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

	First Eagle Fund of America
Class A
Net assets	$865,109,356
Shares outstanding	26,267,874
Net asset value per share and redemption proceeds per share	$32.93
Offering price per share (NAV per share plus maximum sales charge)*	$34.66	(1)
Class C
Net assets	$509,568,005
Shares outstanding	18,654,550
Net asset value per share	$27.32
Redemption proceeds per share (NAV per share less maximum contingent deferred sale charge)(3)	$27.05
Class I
Net assets	$808,426,291
Shares outstanding	23,972,780
Net asset value per share and redemption proceeds per share	$33.72
Class Y
Net assets	$385,994,554
Shares outstanding	11,465,333
Net asset value per share and redemption proceeds per share	$33.67

Year Ended October 31, 2016
First Eagle Funds | Annual Report | October 31, 2016

Statements of Operations

	First Eagle Global Fund*	First Eagle Overseas Fund*
Investment Income
Interest (net of $204,303, $90,310, $0 and $2, foreign taxes withheld, respectively)	$56,768,125	$18,175,860
Dividends from: (net of $52,433,808, $30,433,936, $301,719 and $503,506, foreign taxes withheld, respectively)
Unaffiliated issuers	669,880,469	242,733,970
Affiliated issuers	55,347,708	18,250,989
Other Income	—	—
Total Income	781,996,302	279,160,819
Expenses
Investment advisory fees (Note 2)	354,912,049	105,436,407
Administrative costs (Note 2)	2,511,202	944,076
Distribution fees (Note 3)
Class A	39,382,342	9,477,366
Class C	85,593,592	7,483,410
Service fees - Class C (Note 3)	28,531,197	2,494,470
Shareholder servicing agent fees	32,494,949	11,789,550
Custodian and accounting fees	5,773,754	2,694,190
Professional fees	1,211,291	504,058
Shareholder reporting fees	2,917,166	952,056
Trustees' fees	977,745	311,464
Registration and filing fees	498,272	235,618
Other Expenses	938,321	299,279
Total Expenses	555,741,880	142,621,944
Expense Waiver	—	—
Expense reductions due to earnings credits (Note 1)	(2,553)	(573)
Net Expenses	555,739,327	142,621,371
Net Investment Income (Loss) (Note 1)	226,256,975	136,539,448
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency and Forward Contract Related Transactions (Note 1)
Net realized gains (losses) from:
Investment transactions	2,262,473,996	366,450,785
Investment transactions of affiliated issuers	(5,221,961)	552,656
Commodity related transactions	—	—
Foreign currency and forward contract related transactions	(16,691,245)	(9,178,608)
	2,240,560,790	357,824,833
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of decrease in deferred capital gain country tax accruals of $826,621, $365,314, $0 and $0, respectively)	774,211,687	452,096,545
Foreign currency and forward contract related translation	42,725,083	21,927,834
	816,936,770	474,024,379
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions	3,057,497,560	831,849,212
Net Increase in Net Assets Resulting from Operations	$3,283,754,535	$968,388,660

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

	First Eagle U.S. Value Fund*	First Eagle Gold Fund*
Investment Income
Interest (net of $204,303, $90,310, $0 and $2, foreign taxes withheld, respectively)	$2,032,352	$1,422,006
Dividends from: (net of $52,433,808, $30,433,936, $301,719 and $503,506, foreign taxes withheld, respectively)
Unaffiliated issuers	30,647,440	5,331,293
Affiliated issuers	1,001,715	—
Other Income	—	28
Total Income	33,681,507	6,753,327
Expenses
Investment advisory fees (Note 2)	16,762,411	8,243,496
Administrative costs (Note 2)	339,716	199,406
Distribution fees (Note 3)
Class A	2,153,173	1,279,457
Class C	4,051,229	1,410,845
Service fees - Class C (Note 3)	1,350,409	470,282
Shareholder servicing agent fees	1,826,112	1,579,720
Custodian and accounting fees	267,780	452,254
Professional fees	222,004	230,670
Shareholder reporting fees	169,920	161,550
Trustees' fees	54,095	32,883
Registration and filing fees	112,008	134,176
Other Expenses	76,102	45,316
Total Expenses	27,384,959	14,240,055
Expense Waiver	(743,297)	—
Expense reductions due to earnings credits (Note 1)	(223)	(185)
Net Expenses	26,641,439	14,239,870
Net Investment Income (Loss) (Note 1)	7,040,068	(7,486,543)
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency and Forward Contract Related Transactions (Note 1)
Net realized gains (losses) from:
Investment transactions	219,971,452	(26,594,365)
Investment transactions of affiliated issuers	(21,074,689)	—
Commodity related transactions	—	(6,409,832)
Foreign currency and forward contract related transactions	(1,472)	(5,304)
	198,895,291	(33,009,501)
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of decrease in deferred capital gain country tax accruals of $826,621, $365,314, $0 and $0, respectively)	(83,612,595)	397,256,653
Foreign currency and forward contract related translation	1	1
	(83,612,594)	397,256,654
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions	115,282,697	364,247,153
Net Increase in Net Assets Resulting from Operations	$122,322,765	$356,760,610

Year Ended October 31, 2016

First Eagle Funds | Annual Report | October 31, 2016

Statements of Operations (continued)

	First Eagle Global Income Builder Fund	First Eagle High Yield Fund
Investment Income
Interest	$30,332,925	$46,381,797
Dividends from: (net of $1,370,622, $0 and $306,586, foreign taxes withheld, respectively)
Unaffiliated issuers	21,031,915	241
Other Income	—	121,829
Total Income	51,364,840	46,503,867
Expenses
Investment advisory fees (Note 2)	8,900,774	4,256,527
Administrative costs (Note 2)	593,385	304,038
Distribution fees (Note 3)
Class A	922,023	388,780
Class C	2,667,654	839,510
Class Y	—	—
Service fees - Class C (Note 3)	889,218	279,837
Shareholder servicing agent fees	794,181	507,417
Custodian and accounting fees	290,493	156,107
Professional fees	188,874	185,574
Shareholder reporting fees	89,182	51,556
Trustees' fees	32,888	14,312
Recoupment of previously reimbursed expenses	—	16,673
Registration and filing fees	118,502	111,297
Other Expenses	52,248	30,127
Total Expenses	15,539,422	7,141,755
Expense Waiver	—	(320,711)
Expense reductions due to earnings credits (Note 1)	(54)	(38)
Net Expenses	15,539,368	6,821,006
Net Investment Income (Note 1)	35,825,472	39,682,861
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency and Forward Contract Related Transactions (Note 1)
Net realized gains (losses) from:
Investment transactions	(32,638,747)	(72,363,339)
Foreign currency and forward contract related transactions	421,830	125,497
Written options	—	—
Net increase from payments by affiliate	—	—
	(32,216,917)	(72,237,842)
Changes in unrealized appreciation (depreciation) of:
Investment transactions	55,120,725	68,502,853
Foreign currency and forward contract related translation	325,049	(77,204)
Written options	—	—
	55,445,774	68,425,649
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	23,228,857	(3,812,193)
Net Increase (Decrease) in Net Assets Resulting from Operations	$59,054,329	$35,870,668

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Fund of America
Investment Income
Interest	$94,824
Dividends from: (net of $1,370,622, $0 and $306,586, foreign taxes withheld, respectively)
Unaffiliated issuers	55,402,362
Other Income	—
Total Income	55,497,186
Expenses
Investment advisory fees (Note 2)	29,412,953
Administrative costs (Note 2)	350,459
Distribution fees (Note 3)
Class A	2,787,651
Class C	4,795,284
Class Y	1,100,620
Service fees - Class C (Note 3)	1,598,428
Shareholder servicing agent fees	2,981,015
Custodian and accounting fees	186,842
Professional fees	296,686
Shareholder reporting fees	275,866
Trustees' fees	82,625
Recoupment of previously reimbursed expenses	—
Registration and filing fees	167,812
Other Expenses	89,167
Total Expenses	44,125,408
Expense Waiver	—
Expense reductions due to earnings credits (Note 1)	(314)
Net Expenses	44,125,094
Net Investment Income (Note 1)	11,372,092
Realized and Unrealized Gains (Losses) on Investments, Foreign Currency and Forward Contract Related Transactions (Note 1)
Net realized gains (losses) from:
Investment transactions	215,189,608
Foreign currency and forward contract related transactions	—
Written options	(20,851,116)
Net increase from payments by affiliate	395,475
194,733,967
Changes in unrealized appreciation (depreciation) of:
Investment transactions	(411,543,608)
Foreign currency and forward contract related translation	—
Written options	22,763,531
(388,780,077)
Net realized and unrealized gains (losses) on investments, foreign currency and forward contract related transactions and written options	(194,046,110)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(182,674,018)

Year Ended October 31, 2016

First Eagle Funds | Annual Report | October 31, 2016

Statements of Changes in Net Assets

	First Eagle Global Fund*		First Eagle Overseas Fund*
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations
Net investment income (loss)	$226,256,975	$224,039,048	$136,539,448	$102,853,718
Net realized gain (loss) from investments, foreign currency and forward contract related transactions	2,240,560,790	702,228,616	357,824,833	291,387,294
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related translation	816,936,770	(119,849,366)	474,024,379	(39,865,496)
Net increase (decrease) in net assets resulting from operations	3,283,754,535	806,418,298	968,388,660	354,375,516
Distribution to Shareholders
Dividends paid from net investment income
Class A	(20,540,892)	(94,351,754)	(7,782,215)	(46,032,316)
Class C	—	—	—	(3,667,856)
Class I	(75,943,676)	(163,763,434)	(39,432,818)	(92,281,699)
Class Y	—	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	(159,791,472)	(760,954,296)	(43,688,520)	(169,970,080)
Class C	(118,177,472)	(543,612,985)	(11,525,934)	(41,124,624)
Class I	(193,145,973)	(875,458,228)	(91,886,402)	(317,655,154)
Class Y	—	—	—	—
Decrease in net assets resulting from distributions	(567,599,485)	(2,438,140,697)	(194,315,889)	(670,731,729)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	8,623,485,592	7,237,206,433	3,781,719,221	2,954,088,005
Net asset value of shares issued for reinvested dividends and distributions	466,194,791	1,946,656,388	172,549,670	571,713,378
Cost of shares redeemed	(10,046,240,604)	(10,081,000,488)	(3,353,998,106)	(3,869,279,529)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	(956,560,221)	(897,137,667)	600,270,785	(343,478,146)
Net increase (decrease) in net assets	1,759,594,829	(2,528,860,066)	1,374,343,556	(659,834,359)
Net Assets (Note 1)
Beginning of period	47,936,550,585	50,465,410,651	13,881,092,352	14,540,926,711
End of period	$49,696,145,414	$47,936,550,585	$15,255,435,908	$13,881,092,352
Undistributed net investment income (loss)	$(226,580,877)	$(339,887,103)	$(282,960,294)	$(373,167,315)

*  First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund and First Eagle Gold Fund financial statements are shown on a consolidated basis and includes the balances of the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

	First Eagle U.S. Value Fund*		First Eagle Gold Fund*
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations
Net investment income (loss)	$7,040,068	$12,155,170	$(7,486,543)	$(6,049,648)
Net realized gain (loss) from investments, foreign currency and forward contract related transactions	198,895,291	115,007,165	(33,009,501)	(180,523,091)
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related translation	(83,612,594)	(126,116,901)	397,256,654	107,187,962
Net increase (decrease) in net assets resulting from operations	122,322,765	1,045,434	356,760,610	(79,384,777)
Distribution to Shareholders
Dividends paid from net investment income
Class A	(1,671,959)	(4,276,875)	—	—
Class C	—	—	—	—
Class I	(4,132,607)	(7,291,523)	—	—
Class Y	—	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	(39,449,441)	(68,208,361)	—	—
Class C	(24,900,242)	(40,092,964)	—	—
Class I	(37,324,644)	(65,388,758)	—	—
Class Y	—	—	—	—
Decrease in net assets resulting from distributions	(107,478,893)	(185,258,481)	—	—
Fund Share Transactions (Note 6)
Net proceeds from shares sold	218,890,095	376,416,087	539,278,255	377,231,787
Net asset value of shares issued for reinvested dividends and distributions	87,430,613	146,429,880	1,522	2,933
Cost of shares redeemed	(647,806,153)	(970,534,969)	(458,487,257)	(452,926,090)
Redemption fees	—	—	244,508	97,370
Increase (decrease) in net assets from Fund share transactions	(341,485,445)	(447,689,002)	81,037,028	(75,594,000)
Net increase (decrease) in net assets	(326,641,573)	(631,902,049)	437,797,638	(154,978,777)
Net Assets (Note 1)
Beginning of period	2,501,726,338	3,133,628,387	844,770,681	999,749,458
End of period	$2,175,084,765	$2,501,726,338	$1,282,568,319	$844,770,681
Undistributed net investment income (loss)	$6,158,592	$7,966,082	$(65,571,281)	$(66,066,348)

Year Ended October 31, 2016

First Eagle Funds | Annual Report | October 31, 2016

Statements of Changes in Net Assets (continued)

	First Eagle Global Income Builder Fund		First Eagle High Yield Fund
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations
Net investment income (loss)	$35,825,472	$38,839,615	$39,682,861	$53,184,439
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	(32,216,917)	(14,936,565)	(72,237,842)	(12,822,861)
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related translation and written options	55,445,774	(45,145,876)	68,425,649	(84,502,662)
Net increase (decrease) in net assets resulting from operations	59,054,329	(21,242,826)	35,870,668	(44,141,084)
Distribution to Shareholders
Dividends paid from net investment income
Class A	(11,931,929)	(14,186,018)	(9,813,222)	(12,173,874)
Class C	(8,805,639)	(9,978,926)	(6,294,447)	(8,080,947)
Class I	(16,027,850)	(16,674,671)	(22,870,141)	(34,229,618)
Class Y	—	—	—	—
Distributions paid from net realized gains from investment transactions
Class A	—	(5,760,732)	—	(2,046,517)
Class C	—	(5,130,068)	—	(1,588,861)
Class I	—	(6,259,206)	—	(5,743,396)
Class Y	—	—	—	—
Return of capital
Class A	—	—	(841,762)	—
Class C	—	—	(607,631)	—
Class I	—	—	(1,847,224)	—
Class Y	—	—	—	—
Decrease in net assets resulting from distributions	(36,765,418)	(57,989,621)	(42,274,427)	(63,863,213)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	369,605,515	423,687,654	165,269,545	344,872,964
Net asset value of shares issued for reinvested dividends and distributions	28,829,112	45,444,967	33,228,940	51,177,189
Cost of shares redeemed	(468,630,730)	(434,855,745)	(408,659,739)	(625,406,187)
Redemption fees	—	—	—	—
Increase (decrease) in net assets from Fund share transactions	(70,196,103)	34,276,876	(210,161,254)	(229,356,034)
Net increase (decrease) in net assets	(47,907,192)	(44,955,571)	(216,565,013)	(337,360,331)
Net Assets (Note 1)
Beginning of period	1,263,422,378	1,308,377,949	803,829,142	1,141,189,473
End of period	$1,215,515,186	$1,263,422,378	$587,264,129	$803,829,142
Undistributed net investment income (loss)	$(4,786,986)	$(3,156,870)	$(672,583)	$(803,394)

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

	First Eagle Fund of America
	Year Ended October 31, 2016	Year Ended October 31, 2015
Operations
Net investment income (loss)	$11,372,092	$2,210,625
Net realized gain (loss) from investments, foreign currency and forward contract related transactions and written options	194,733,967	106,885,654
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related translation and written options	(388,780,077)	(126,018,736)
Net increase (decrease) in net assets resulting from operations	(182,674,018)	(16,922,457)
Distribution to Shareholders
Dividends paid from net investment income
Class A	(366,874)	(3,778,293)
Class C	—	—
Class I	(3,230,265)	(5,021,220)
Class Y	(39,794)	(1,525,229)
Distributions paid from net realized gains from investment transactions
Class A	(36,560,686)	(85,878,012)
Class C	(24,299,418)	(54,000,038)
Class I	(31,330,431)	(63,244,020)
Class Y	(13,335,526)	(36,180,308)
Return of capital
Class A	—	—
Class C	—	—
Class I	—	—
Class Y	—	—
Decrease in net assets resulting from distributions	(109,162,994)	(249,627,120)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	448,044,476	1,250,888,863
Net asset value of shares issued for reinvested dividends and distributions	89,263,570	202,439,475
Cost of shares redeemed	(1,414,221,680)	(700,365,900)
Redemption fees	—	—
Increase (decrease) in net assets from Fund share transactions	(876,913,634)	752,962,438
Net increase (decrease) in net assets	(1,168,750,646)	486,412,861
Net Assets (Note 1)
Beginning of period	3,737,848,852	3,251,435,991
End of period	$2,569,098,206	$3,737,848,852
Undistributed net investment income (loss)	$6,210,839	$(1,015,388)

Year Ended October 31, 2016

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Fund

Financial Highlights

	Year Ended October 31,
	2016			2015
	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	53.10	51.66	53.43	54.90	53.57	55.23
Income (loss) from investment operations:
Net investment income (loss) ($)	0.30	-0.11	0.44	0.28	-0.12	0.43
Net realized and unrealized gains (losses) on investments	3.56	3.45	3.57	0.60	0.59	0.60
Total income (loss) from investment operations	3.86	3.34	4.01	0.88	0.47	1.03
Less distributions:
Dividends from net investment income ($)	-0.07	—	-0.21	-0.30	—	-0.45
Distributions from capital gains	-0.53	-0.53	-0.53	-2.38	-2.38	-2.38
Total distributions	-0.60	-0.53	-0.74	-2.68	-2.38	-2.83
Net asset value, end of year ($)	56.36	54.47	56.70	53.10	51.66	53.43
Total return(a) (%)	7.38	6.56	7.65	1.78	1.02	2.07
Ratios and supplemental data
Net assets, end of year (millions) ($)	15,834	11,505	22,357	16,275	11,663	19,999
Ratio of operating expenses to average net assets including earnings credits (%)	1.10	1.86	0.84	1.11	1.86	0.84
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.10	1.86	0.84	1.11	1.86	0.84
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.55	-0.21	0.81	0.52	-0.23	0.79
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.55	-0.21	0.81	0.52	-0.23	0.79
Portfolio turnover rate (%)	11.54	11.54	11.54	11.28	11.28	11.28

*  Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the sales charge of 5.00% for Class A and the contingent deferred sales charge (CDSC) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

	Year Ended October 31,
	2014			2013			2012
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	54.92	53.67	55.23	49.24	48.16	49.50	46.90	45.91	47.15
Income (loss) from investment operations:
Net investment income (loss) ($)	0.30	-0.11	0.43	0.39	0.01	0.52	0.45	0.09	0.57
Net realized and unrealized gains (losses) on investments	2.12	2.08	2.13	7.41	7.27	7.45	3.03	2.98	3.03
Total income (loss) from investment operations	2.42	1.97	2.56	7.80	7.28	7.97	3.48	3.07	3.60
Less distributions:
Dividends from net investment income ($)	-0.66	-0.29	-0.78	-0.51	-0.16	-0.63	-0.53	-0.21	-0.64
Distributions from capital gains	-1.78	-1.78	-1.78	-1.61	-1.61	-1.61	-0.61	-0.61	-0.61
Total distributions	-2.44	-2.07	-2.56	-2.12	-1.77	-2.24	-1.14	-0.82	-1.25
Net asset value, end of year ($)	54.90	53.57	55.23	54.92	53.67	55.23	49.24	48.16	49.50
Total return(a) (%)	4.64	3.85	4.90	16.47	15.63	16.78	7.64	6.83	7.90
Ratios and supplemental data
Net assets, end of year (millions) ($)	17,735	12,342	20,389	18,987	11,436	15,578	15,840	9,322	11,182
Ratio of operating expenses to average net assets including earnings credits (%)	1.11	1.86	0.86	1.13	1.87	0.88	1.15	1.89	0.90
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.11	1.86	0.86	1.13	1.87	0.88	1.15	1.89	0.90
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.55	-0.21	0.78	0.77	0.02	1.02	0.94	0.19	1.19
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.55	-0.21	0.78	0.77	0.02	1.02	0.94	0.19	1.19
Portfolio turnover rate (%)	15.36	15.36	15.36	11.60	11.60	11.60	11.29	11.29	11.29

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Overseas Fund

Financial Highlights

	Year Ended October 31,
	2016			2015
	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	22.62	21.84	23.12	23.18	22.42	23.62
Income (loss) from investment operations:
Net investment income (loss) ($)	0.19	0.02	0.26	0.14	-0.03	0.20
Net realized and unrealized gains (losses) on investments	1.34	1.30	1.38	0.39	0.39	0.41
Total income (loss) from investment operations	1.53	1.32	1.64	0.53	0.36	0.61
Less distributions:
Dividends from net investment income ($)	-0.04	—	-0.11	-0.23	-0.08	-0.25
Distributions from capital gains	-0.25	-0.25	-0.25	-0.86	-0.86	-0.86
Total distributions	-0.29	-0.25	-0.36	-1.09	-0.94	-1.11
Net asset value, end of year ($)	23.86	22.91	24.40	22.62	21.84	23.12
Total return(a) (%)	6.90	6.14	7.22	2.59	1.82	2.88
Ratios and supplemental data
Net assets, end of year (millions) ($)	3,655	993	10,608	4,143	1,036	8,702
Ratio of operating expenses to average net assets including earnings credits (%)	1.14	1.89	0.87	1.16	1.89	0.88
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14	1.89	0.87	1.16	1.89	0.88
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.84	0.10	1.12	0.60	-0.13	0.88
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.84	0.10	1.12	0.60	-0.13	0.88
Portfolio turnover rate (%)	9.30	9.30	9.30	12.95	12.95	12.95

*  Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the sales charge of 5.00% for Class A and the contingent deferred sales charge (CDSC) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

	Year Ended October 31,
	2014			2013			2012
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	24.40	23.64	24.84	22.26	21.62	22.63	22.25	21.61	22.61
Income (loss) from investment operations:
Net investment income (loss) ($)	0.15	-0.03	0.21	0.13	-0.04	0.20	0.24	0.08	0.30
Net realized and unrealized gains (losses) on investments	0.05	0.07	0.05	3.17	3.09	3.22	0.80	0.77	0.81
Total income (loss) from investment operations	0.20	0.04	0.26	3.30	3.05	3.42	1.04	0.85	1.11
Less distributions:
Dividends from net investment income ($)	-0.46	-0.30	-0.52	-0.26	-0.13	-0.31	-0.39	-0.20	-0.45
Distributions from capital gains	-0.96	-0.96	-0.96	-0.90	-0.90	-0.90	-0.64	-0.64	-0.64
Total distributions	-1.42	-1.26	-1.48	-1.16	-1.03	-1.21	-1.03	-0.84	-1.09
Net asset value, end of year ($)	23.18	22.42	23.62	24.40	23.64	24.84	22.26	21.62	22.63
Total return(a) (%)	1.00	0.28	1.23	15.52	14.67	15.82	5.06	4.28	5.36
Ratios and supplemental data
Net assets, end of year (millions) ($)	4,644	1,086	8,811	5,912	1,120	7,378	5,111	986	5,252
Ratio of operating expenses to average net assets including earnings credits (%)	1.14	1.89	0.89	1.15	1.90	0.90	1.17	1.92	0.92
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.14	1.89	0.89	1.15	1.90	0.90	1.17	1.92	0.92
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.62	-0.13	0.87	0.59	-0.17	0.86	1.12	0.37	1.36
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.62	-0.13	0.87	0.59	-0.17	0.86	1.12	0.37	1.36
Portfolio turnover rate (%)	12.01	12.01	12.01	12.33	12.33	12.33	10.50	10.50	10.50

First Eagle Funds | Annual Report | October 31, 2016

First Eagle U.S. Value Fund

Financial Highlights

	Year Ended October 31,
	2016			2015
	Class A	Class C	Class I	Class A		Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	19.82	19.43	20.11	21.10		20.78	21.40
Income (loss) from investment operations:
Net investment income (loss) ($)	0.08	-0.07	0.13	0.10		-0.05	0.16
Net realized and unrealized gains (losses) on investments	1.07	1.04	1.08	-0.10		-0.10	-0.12
Total income (loss) from investment operations	1.15	0.97	1.21	-0.00	**	-0.15	0.04
Less distributions:
Dividends from net investment income ($)	-0.04	—	-0.09	-0.08		—	-0.13
Distributions from capital gains	-0.85	-0.85	-0.85	-1.20		-1.20	-1.20
Total distributions	-0.89	-0.85	-0.94	-1.28		-1.20	-1.33
Net asset value, end of year ($)	20.08	19.55	20.38	19.82		19.43	20.11
Total return(a) (%)	6.21	5.38	6.49	0.04		-0.70	0.28
Ratios and supplemental data
Net assets, end of year (millions) ($)	817	516	841	966		593	942
Ratio of operating expenses to average net assets including fee waivers and reimbursements/(recoupments) (%)	1.11	1.87	0.84	1.14		1.90	0.87
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	1.14	1.90	0.87	1.14		1.90	0.87
Ratio of net investment income (loss) to average net assets including fee waivers and reimbursements/ (recoupments) (%)	0.40	-0.37	0.67	0.49		-0.27	0.76
Ratio of net investment income (loss) to average net assets excluding fee waivers and reimbursements/ (recoupments) (%)	0.37	-0.40	0.64	0.49		-0.27	0.76
Portfolio turnover rate (%)	10.65	10.65	10.65	15.14		15.14	15.14

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

(a)  Does not take into account the sales charge of 5.00% for Class A and the contingent deferred sales charge (CDSC) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

	Year Ended October 31,
	2014				2013			2012
	Class A	Class C		Class I	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	20.26	19.97		20.54	18.27	18.02	18.50	17.12	16.91	17.33
Income (loss) from investment operations:
Net investment income (loss) ($)	0.13	-0.03		0.18	0.18	0.03	0.23	0.15	0.02	0.19
Net realized and unrealized gains (losses) on investments	1.60	1.58		1.62	2.36	2.35	2.40	1.59	1.57	1.61
Total income (loss) from investment operations	1.73	1.55		1.80	2.54	2.38	2.63	1.74	1.59	1.80
Less distributions:
Dividends from net investment income ($)	-0.15	-0.00	**	-0.20	-0.13	-0.01	-0.17	-0.14	-0.03	-0.18
Distributions from capital gains	-0.74	-0.74		-0.74	-0.42	-0.42	-0.42	-0.45	-0.45	-0.45
Total distributions	-0.89	-0.74		-0.94	-0.55	-0.43	-0.59	-0.59	-0.48	-0.63
Net asset value, end of year ($)	21.10	20.78		21.40	20.26	19.97	20.54	18.27	18.02	18.50
Total return(a) (%)	8.93	8.09		9.19	14.32	13.53	14.69	10.63	9.75	10.86
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,229	705		1,200	1,480	725	1,080	1,425	631	938
Ratio of operating expenses to average net assets including fee waivers and reimbursements/(recoupments) (%)	1.14	1.89		0.88	1.16	1.91	0.91	1.17	1.92	0.93
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	1.14	1.89		0.88	1.16	1.91	0.91	1.17	1.92	0.93
Ratio of net investment income (loss) to average net assets including fee waivers and reimbursements/ (recoupments) (%)	0.63	-0.13		0.87	0.93	0.18	1.18	0.84	0.09	1.08
Ratio of net investment income (loss) to average net assets excluding fee waivers and reimbursements/ (recoupments) (%)	0.63	-0.13		0.87	0.93	0.18	1.18	0.84	0.09	1.08
Portfolio turnover rate (%)	15.64	15.64		15.64	17.32	17.32	17.32	14.34	14.34	14.34

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Gold Fund

Financial Highlights

	Year Ended October 31,
	2016			2015
	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	12.36	11.70	12.59	13.45	12.84	13.66
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.11	-0.22	-0.06	-0.08	-0.18	-0.04
Net realized and unrealized gains (losses) on investments	5.74	5.41	5.85	-1.01	-0.96	-1.03
Total income (loss) from investment operations	5.63	5.19	5.79	-1.09	-1.14	-1.07
Less distributions:
Dividends from net investment income ($)	—	—	—	—	—	—
Distributions from capital gains	—	—	—	—	—	—
Total distributions	—	—	—	—	—	—
Net asset value, end of year ($)	17.99	16.89	18.38	12.36	11.70	12.59
Total return(a) (%)	45.55	44.36	45.99	-8.10	-8.88	-7.83
Ratios and supplemental data
Net assets, end of year (millions) ($)	567	206	510	391	148	306
Ratio of operating expenses to average net assets including earnings credits (%)	1.27	2.04	0.98	1.33	2.14	1.03
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.27	2.04	0.98	1.33	2.14	1.03
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.65	-1.42	-0.36	-0.57	-1.39	-0.27
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.65	-1.42	-0.36	-0.57	-1.39	-0.27
Portfolio turnover rate (%)	15.82	15.82	15.82	12.47	12.47	12.47

*  Per share amounts have been calculated using the average shares method.

(a)  Does not take into account the sales charge of 5.00% for Class A and the contingent deferred sales charge (CDSC) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

	Year Ended October 31,
	2014			2013			2012
	Class A	Class C	Class I	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	17.03	16.37	17.25	29.86	28.84	30.26	33.89	32.78	34.33
Income (loss) from investment operations:
Net investment income (loss) ($)	-0.09	-0.20	-0.05	-0.02	-0.18	0.03	-0.01	-0.22	0.06
Net realized and unrealized gains (losses) on investments	-3.49	-3.33	-3.54	-12.73	-12.29	-12.89	-2.73	-2.66	-2.75
Total income (loss) from investment operations	-3.58	-3.53	-3.59	-12.75	-12.47	-12.86	-2.74	-2.88	-2.69
Less distributions:
Dividends from net investment income ($)	—	—	—	-0.08	—	-0.15	-0.39	-0.16	-0.48
Distributions from capital gains	—	—	—	—	—	—	-0.90	-0.90	-0.90
Total distributions	—	—	—	-0.08	—	-0.15	-1.29	-1.06	-1.38
Net asset value, end of year ($)	13.45	12.84	13.66	17.03	16.37	17.25	29.86	28.84	30.26
Total return(a) (%)	-21.02	-21.56	-20.81	-42.80	-43.24	-42.68	-8.14	-8.86	-7.89
Ratios and supplemental data
Net assets, end of year (millions) ($)	448	186	366	764	284	508	1,535	608	932
Ratio of operating expenses to average net assets including earnings credits (%)	1.27	2.02	1.01	1.25	2.00	1.00	1.21	1.96	0.96
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.27	2.02	1.01	1.25	2.00	1.00	1.21	1.96	0.96
Ratio of net investment income (loss) to average net assets including earnings credits (%)	-0.54	-1.29	-0.29	-0.11	-0.87	0.14	-0.05	-0.80	0.21
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	-0.54	-1.29	-0.29	-0.11	-0.87	0.14	-0.05	-0.80	0.21
Portfolio turnover rate (%)	13.33	13.33	13.33	15.14	15.14	15.14	9.19	9.19	9.19

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Global Income Builder Fund

Financial Highlights

	Year Ended October 31,
	2016			2015
	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	10.73	10.71	10.71	11.41	11.38	11.39
Income (loss) from investment operations:
Net investment income ($)	0.34	0.25	0.36	0.35	0.26	0.38
Net realized and unrealized gains (losses) on investments	0.27	0.26	0.26	-0.51	-0.50	-0.52
Total income (loss) from investment operations	0.61	0.51	0.62	-0.16	-0.24	-0.14
Less distributions:
Dividends from net investment income ($)	-0.35	-0.26	-0.37	-0.37	-0.28	-0.39
Distributions from capital gains	—	—	—	-0.15	-0.15	-0.15
Total distributions	-0.35	-0.26	-0.37	-0.52	-0.43	-0.54
Net asset value, end of year ($)	10.99	10.96	10.96	10.73	10.71	10.71
Total return(c) (%)	5.76	4.87	5.93	-1.39	-2.07	-1.14
Ratios and supplemental data
Net assets, end of year (millions) ($)	362	345	509	410	382	471
Ratio of operating expenses to average net assets including fee waivers and recoupments (%)	1.18	1.94	0.92	1.19	1.96	0.94
Ratio of operating expenses to average net assets excluding fee waivers and recoupments (%)	1.18	1.94	0.92	1.19	1.96	0.94
Ratio of net investment income to average net assets including fee waivers and recoupments (%)	3.16	2.40	3.39	3.16	2.41	3.41
Ratio of net investment income to average net assets excluding fee waivers and recoupments (%)	3.16	2.40	3.39	3.16	2.41	3.41
Portfolio turnover rate (%)	29.76	29.76	29.76	29.68	29.68	29.68

^  Commencement of investment operations

*  Per share amounts have been calculated using the average shares method.

(a)  Not Annualized

(b)  Annualized

(c)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(d)  Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.

  See Notes to Financial Statements.
First Eagle Funds | Annual Report | October 31, 2016

	Year Ended October 31,						Period May 1, 2012^ to
	2014			2013			October 31, 2012
	Class A	Class C	Class I	Class A	Class C	Class I	Class A		Class C		Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	11.26	11.23	11.23	10.32	10.30	10.33	10.00		10.00		10.00
Income (loss) from investment operations:
Net investment income ($)	0.36	0.27	0.38	0.42	0.34	0.44	0.15		0.11		0.18
Net realized and unrealized gains (losses) on investments	0.17	0.17	0.19	0.91	0.90	0.91	0.28		0.29		0.27
Total income (loss) from investment operations	0.53	0.44	0.57	1.33	1.24	1.35	0.43		0.40		0.45
Less distributions:
Dividends from net investment income ($)	-0.38	-0.29	-0.41	-0.39	-0.31	-0.45	-0.11		-0.10		-0.12
Distributions from capital gains	—	—	—	—	—	—	—		—		—
Total distributions	-0.38	-0.29	-0.41	-0.39	-0.31	-0.45	-0.11		-0.10		-0.12
Net asset value, end of year ($)	11.41	11.38	11.39	11.26	11.23	11.23	10.32		10.30		10.33
Total return(c) (%)	4.67	3.90	5.00	13.14	12.25	13.36	4.37	(a)	4.00	(a)	4.53	(a)
Ratios and supplemental data
Net assets, end of year (millions) ($)	440	379	490	231	148	129	43		26		38
Ratio of operating expenses to average net assets including fee waivers and recoupments (%)	1.26	2.00	1.05	1.30	2.04	1.05	1.30	(b)(d)	2.05	(b)(d)	1.05	(b)(d)
Ratio of operating expenses to average net assets excluding fee waivers and recoupments (%)	1.23	1.97	0.97	1.35	2.09	1.10	2.13	(b)(d)	2.88	(b)(d)	2.20	(b)(d)
Ratio of net investment income to average net assets including fee waivers and recoupments (%)	3.09	2.31	3.25	3.85	3.11	4.11	2.89	(b)(d)	2.16	(b)(d)	3.56	(b)(d)
Ratio of net investment income to average net assets excluding fee waivers and recoupments (%)	3.12	2.34	3.33	3.80	3.06	4.06	2.06	(b)(d)	1.33	(b)(d)	2.40	(b)(d)
Portfolio turnover rate (%)	18.45	18.45	18.45	10.87	10.87	10.87	5.17	(a)	5.17	(a)	5.17	(a)(d)

First Eagle Funds | Annual Report | October 31, 2016

First Eagle High Yield Fund

Financial Highlights

	Year Ended October 31,
	2016			2015
	Class A	Class C	Class I	Class A	Class C	Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	8.90	8.89	8.90	9.96	9.95	9.96
Income (loss) from investment operations:
Net investment income ($)	0.55	0.49	0.58	0.55	0.48	0.58
Net realized and unrealized gains (losses) on investments	0.12	0.12	0.12	-0.96	-0.96	-0.96
Total income (loss) from investment operations	0.67	0.61	0.70	-0.41	-0.48	-0.38
Less distributions:
Dividends from net investment income ($)	-0.54	-0.48	-0.57	-0.56	-0.49	-0.59
Distributions from capital gains	—	—	—	-0.09	-0.09	-0.09
Return of capital	-0.04	-0.04	-0.04	—	—	—
Total distributions	-0.58	-0.52	-0.61	-0.65	-0.58	-0.68
Net asset value, end of year ($)	8.99	8.98	8.99	8.90	8.89	8.90
Total return(c) (%)	8.24	7.46	8.54	-4.24	-4.96	-3.97
Ratios and supplemental data
Net assets, end of year (millions) ($)	158	114	315	202	129	473
Ratio of operating expenses to average net assets including fee waivers and reimbursements/(recoupments) (%)	1.15	1.89	0.86	1.12	1.87	0.83
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	1.20	1.94	0.91	1.16	1.91	0.87
Ratio of net investment income to average net assets including fee waivers and reimbursements/(recoupments) (%)	6.45	5.74	6.83	5.81	5.07	6.10
Ratio of net investment income to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	6.40	5.69	6.78	5.77	5.03	6.06
Portfolio turnover rate (%)	36.88	36.88	36.88	31.62	31.62	31.62

*  Per share amounts have been calculated using the average shares method.

(a)  Not Annualized

(b)  Annualized

(c)  Does not take into account the sales charge of 4.50% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(d)  Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2012.

  See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

	Year Ended October 31,						Period Ended April 1, 2012 to
	2014			2013			October 31, 2012
	Class A	Class C	Class I	Class A	Class C	Class I	Class A		Class C		Class I
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	10.11	10.10	10.11	9.98	9.97	9.98	9.75		9.74		9.75
Income (loss) from investment operations:
Net investment income ($)	0.53	0.45	0.55	0.59	0.51	0.62	0.33		0.29		0.36
Net realized and unrealized gains (losses) on investments	-0.15	-0.15	-0.14	0.14	0.14	0.14	0.24		0.23		0.23
Total income (loss) from investment operations	0.38	0.30	0.41	0.73	0.65	0.76	0.57		0.52		0.59
Less distributions:
Dividends from net investment income ($)	-0.53	-0.45	-0.56	-0.59	-0.51	-0.62	-0.34		-0.29		-0.36
Distributions from capital gains	—	—	—	-0.01	-0.01	-0.01	—		—		—
Return of capital	—	—	—	—	—	—	—		—		—
Total distributions	-0.53	-0.45	-0.56	-0.60	-0.52	-0.63	-0.34		-0.29		-0.36
Net asset value, end of year ($)	9.96	9.95	9.96	10.11	10.10	10.11	9.98		9.97		9.98
Total return(c) (%)	3.74	2.97	4.03	7.49	6.69	7.85	5.94	(a)	5.47	(a)	6.20	(a)
Ratios and supplemental data
Net assets, end of year (millions) ($)	247	184	710	346	159	511	220		113		309
Ratio of operating expenses to average net assets including fee waivers and reimbursements/(recoupments) (%)	1.09	1.84	0.83	1.13	1.88	0.80	1.25	(b)(d)	2.00	(b)(d)	0.80	(b)(d)
Ratio of operating expenses to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	1.09	1.83	0.84	1.13	1.88	0.88	1.27	(b)(d)	2.02	(b)(d)	1.03	(b)(d)
Ratio of net investment income to average net assets including fee waivers and reimbursements/(recoupments) (%)	5.17	4.42	5.43	5.80	5.07	6.14	5.75	(b)(d)	4.98	(b)(d)	6.23	(b)(d)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements/(recoupments) (%)	5.17	4.43	5.42	5.80	5.07	6.06	5.73	(b)(d)	4.96	(b)(d)	6.00	(b)(d)
Portfolio turnover rate (%)	43.02	43.02	43.02	49.71	49.71	49.71	25.02	(a)	25.02	(a)	25.02	(a)

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Fund of America

Financial Highlights

	Year Ended October 31,
	2016
	Class A		Class C		Class I		Class Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	35.79		30.07		36.62		36.56
Income (loss) from investment operations:
Net investment income (loss) ($)	0.14		-0.10		0.24		0.14
Net realized and unrealized gains (losses) on investments	-1.99		-1.65		-2.04		-2.03
Total income (loss) from investment operations	-1.85		-1.75		-1.80		-1.89
Less distributions:
Dividends from net investment income ($)	-0.01		—		-0.10		-0.00	**
Distributions from capital gains	-1.00		-1.00		-1.00		-1.00
Total distributions	-1.01		-1.00		-1.10		-1.00
Net asset value, end of year ($)	32.93		27.32		33.72		33.67
Total return(a) (%)	-5.30	(b)	-5.99	(b)	-5.01	(b)	-5.28	(b)
Ratios and supplemental data
Net assets, end of year (millions) ($)	865		510		808		386
Ratio of operating expenses to average net assets including earnings credits (%)	1.32		2.08		1.03		1.33
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.32		2.08		1.03		1.33
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.43		-0.35		0.71		0.40
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.43		-0.35		0.71		0.40
Portfolio turnover rate (%)	55.06		55.06		55.06		55.06

^  Class I commenced investment operations on March 8, 2013.

*  Per share amounts have been calculated using the average shares method.

**  Amount represents less than $0.01 per share.

(a)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(b)  In 2016, the Fund received a voluntary reimbursement by the subadviser for a realized investment loss. By excluding this reimbursement, total returns would have been -5.30%, -6.02%, -5.01% and -5.31 for Class A, Class C, Class I and Class Y, respectively.

(c)  Not Annualized

(d)  Annualized

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

	Year Ended October 31,
	2015						2014
	Class A	Class C		Class I		Class Y	Class A	Class C	Class I	Class Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	38.58	32.98		39.39		39.35	34.76	29.94	35.47	35.42
Income (loss) from investment operations:
Net investment income (loss) ($)	0.05	-0.20		0.16		0.05	0.17	-0.10	0.25	0.17
Net realized and unrealized gains (losses) on investments	-0.01	-0.00	**	-0.00	**	-0.02	4.26	3.66	4.36	4.34
Total income (loss) from investment operations	0.04	-0.20		0.16		0.03	4.43	3.56	4.61	4.51
Less distributions:
Dividends from net investment income ($)	-0.12	—		-0.22		-0.11	-0.09	—	-0.17	-0.06
Distributions from capital gains	-2.71	-2.71		-2.71		-2.71	-0.52	-0.52	-0.52	-0.52
Total distributions	-2.83	-2.71		-2.93		-2.82	-0.61	-0.52	-0.69	-0.58
Net asset value, end of year ($)	35.79	30.07		36.62		36.56	38.58	32.98	39.39	39.35
Total return(a) (%)	0.19	-0.55		0.48		0.18	12.92	12.06	13.20	12.91
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,332	742		1,168		496	1,204	632	888	528
Ratio of operating expenses to average net assets including earnings credits (%)	1.35	2.10		1.05		1.36	1.36	2.11	1.11	1.36
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.35	2.10		1.05		1.36	1.36	2.11	1.11	1.36
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.12	-0.63		0.41		0.12	0.45	-0.31	0.66	0.45
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.12	-0.63		0.41		0.12	0.45	-0.31	0.66	0.45
Portfolio turnover rate (%)	32.23	32.23		32.23		32.23	35.18	35.18	35.18	35.18

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Fund of America

Financial Highlights (continued)

	Year Ended October 31,
	2013
	Class A	Class C	Class I^		Class Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	26.86	23.30	31.01		27.37
Income (loss) from investment operations:
Net investment income (loss) ($)	0.10	-0.12	0.07		0.12
Net realized and unrealized gains (losses) on investments	7.81	6.76	4.39		7.94
Total income (loss) from investment operations	7.91	6.64	4.46		8.06
Less distributions:
Dividends from net investment income ($)	-0.01	—	—		-0.01
Distributions from capital gains	—	—	—		—
Total distributions	-0.01	—	—		-0.01
Net asset value, end of year ($)	34.76	29.94	35.47		35.42
Total return(a) (%)	29.45	28.44	14.38	(c)	29.45
Ratios and supplemental data
Net assets, end of year (millions) ($)	1,036	455	491		504
Ratio of operating expenses to average net assets including earnings credits (%)	1.41	2.16	1.19	(d)	1.41
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.41	2.16	1.19	(d)	1.41
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.31	-0.46	0.34	(d)	0.39
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.31	-0.46	0.34	(d)	0.39
Portfolio turnover rate (%)	32.12	32.12	32.12	(c)	32.12

^  Class I commenced investment operations on March 8, 2013.

**  Amount represents less than $0.01 per share.

(a)  Does not take into account the sales charge of 5.00% for Class A shares and the CDSC (Contingent Deferred Sales Charge) of 1.00% for Class C shares. A contingent deferred sales charge of 1.00% may apply on redemptions of Class A shares made within 18 months following a purchase of $1,000,000 or more without an initial sales charge.

(b)  In 2016, the Fund received a voluntary reimbursement by the subadviser for a realized investment loss. By excluding this reimbursement, total returns would have been -5.30%, -6.02%, -5.01% and -5.31 for Class A, Class C, Class I and Class Y, respectively.

(c)  Not Annualized

(d)  Annualized

See Notes to Financial Statements.

First Eagle Funds | Annual Report | October 31, 2016

	Year Ended October 31,
	2012
	Class A	Class C	Class Y
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	24.91	22.01	25.35
Income (loss) from investment operations:
Net investment income (loss) ($)	0.04	-0.13	0.04
Net realized and unrealized gains (losses) on investments	3.73	3.24	3.80
Total income (loss) from investment operations	3.77	3.11	3.84
Less distributions:
Dividends from net investment income ($)	—	—	—
Distributions from capital gains	-1.82	-1.82	-1.82
Total distributions	-1.82	-1.82	-1.82
Net asset value, end of year ($)	26.86	23.30	27.37
Total return(a) (%)	16.46	15.62	16.50
Ratios and supplemental data
Net assets, end of year (millions) ($)	699	246	667
Ratio of operating expenses to average net assets including earnings credits (%)	1.44	2.19	1.44
Ratio of operating expenses to average net assets excluding earnings credits (%)	1.44	2.19	1.44
Ratio of net investment income (loss) to average net assets including earnings credits (%)	0.14	-0.61	0.14
Ratio of net investment income (loss) to average net assets excluding earnings credits (%)	0.14	-0.61	0.14
Portfolio turnover rate (%)	31.48	31.48	31.48

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Funds (the "Trust"), is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of seven separate portfolios, First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (each individually a "Fund" or collectively the "Funds"). All the Funds are diversified mutual funds except for First Eagle Gold Fund and First Eagle Fund of America, which are non-diversified. The Trust is a Delaware statutory trust. The First Eagle Global Fund seeks long-term growth of capital by investing in a range of asset classes from markets in the United States and throughout the world. The First Eagle Overseas Fund seeks long-term growth of capital by investing primarily in equities issued by non-U.S. corporations. The First Eagle U.S. Value Fund seeks long-term growth of capital by investing, under normal market conditions, at least 80% of its assets in domestic equity and debt securities. The First Eagle Gold Fund seeks to provide investors the opportunity to participate in the investment characteristics of gold (and to a limited extent other precious metals) for a portion of their overall investment portfolio. The First Eagle Global Income Builder Fund seeks current income generation and long-term growth of capital. The First Eagle High Yield Fund seeks to provide investors with a high level of current income. The First Eagle Fund of America seeks capital appreciation by investing primarily in domestic stocks and, to a lesser extent, in debt and foreign equity securities. The Board of Trustees of the Trust voted on June 9, 2016 to liquidate and dissolve the First Eagle Absolute Return Fund, with a liquidation date of September 23, 2016 (the "Liquidation Date").

Effective at the close of business on Friday, May 9, 2014, the First Eagle Overseas Fund is closed to new investors, subject to certain limited exceptions. Additionally, Class Y on First Eagle Fund of America is closed to new investors, subject to certain limited exceptions. Additional information can be found in the Funds' prospectus.

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of First Eagle Holdings, Inc. ("First Eagle Holdings"), manages the Funds. Private equity funds managed by The Blackstone Group, LP and Corsair Capital LLC and certain co-investors own a controlling interest in First Eagle Holdings.

The following is a summary of significant accounting policies that are adhered to by the Funds. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles ("GAAP").

a)  Investments in Subsidiaries — The First Eagle Global Fund (the "Global Fund"), First Eagle Overseas Fund (the "Overseas Fund"), First Eagle U.S. Value Fund (the "U.S. Value Fund"), and First Eagle Gold Fund (the "Gold Fund") may invest in certain precious metals through their investment in the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund, Ltd., First Eagle U.S. Value Cayman Fund, Ltd., and First Eagle Gold Cayman Fund, Ltd., respectively, each a wholly owned subsidiary (each referred to herein as a "Subsidiary" or

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

collectively " the Subsidiaries"). Each Fund may invest up to 25% of its total assets in shares of its respective Subsidiary. Each Subsidiary has the ability to invest in commodities and securities consistent with the investment objective of its respective Fund. Substantially all of each Subsidiary's assets represent physical gold and silver (First Eagle Gold Fund only) (bullion). Trading in bullion directly by the Funds presents the risk of tax consequences (e.g., a change in the Funds' tax status subjecting the Funds to be taxed at the Fund level on all of their income if the Funds' "non-qualifying income" exceeds 10% of the Funds' gross income in any taxable year). Trading in bullion by the Subsidiaries generally does not present the same tax risks.

The First Eagle Global Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Global Fund and the First Eagle Global Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2016, the First Eagle Global Cayman Fund, Ltd. has $3,046,602,025 in net assets, representing 6.13% of the Global Fund's net assets.

The First Eagle Overseas Cayman Fund, Ltd., established on October 18, 2013, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Overseas Fund and the First Eagle Overseas Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2016, the First Eagle Overseas Cayman Fund, Ltd. has $627,934,715 in net assets, representing 4.12% of the Overseas Fund's net assets.

The First Eagle U.S. Value Cayman Fund, Ltd., established on January 24, 2012, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the U.S. Value Fund and the First Eagle U.S. Value Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2016, the First Eagle U.S. Value Cayman Fund, Ltd. has $199,601,759 in net assets, representing 9.18% of the U.S. Value Fund's net assets.

The First Eagle Gold Cayman Fund, Ltd., established on May 28, 2010, is an exempted company under the laws of the Cayman Islands. The consolidated financial statements include the accounts of the Gold Fund and the First Eagle Gold Cayman Fund, Ltd. All intercompany transactions and balances have been eliminated. As of October 31, 2016, the First Eagle Gold Cayman Fund, Ltd. has $294,644,732 in net assets, representing 22.97% of the Gold Fund's net assets.

b)  Investment valuation — Each Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of a Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ, in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Prior to December 31, 2015, all bonds, whether listed on an exchange or traded in the over-the-counter market, for which market quotations were readily available were valued at the mean between the bid and ask prices provided by an approved pricing service, or received from dealers in the over-the-counter market in the United States or abroad. Effective December 31, 2015, all bonds, whether listed on an exchange or traded in the over-counter-market, for which market quotations are readily available, are generally priced at the evaluated bid price. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Between December 15, 2014 and December 31, 2015, short-term investments, maturing in sixty days or less, were valued at market price; prior to December 15, 2014, they were valued at amortized cost. Effective December 31, 2015, short-term investments, maturing in sixty days or less, are valued at evaluated bid prices.

Commodities (such as physical metals) are valued at the spot price at the time trading on the NYSE closes (normally 4:00 p.m. E.S.T.), as provided by an independent pricing source.

Forward contracts are valued at the current cost of covering or offsetting such contracts by reference to forward currency rates at the time the NYSE closes (normally 4:00 p.m. E.S.T.), as provided by an independent pricing source.

The 4:00 p.m. E.S.T. exchange rates are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market. The Funds use pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of a Fund's holdings in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to a Fund's holdings therefore may differ on occasion from reported market values.

Certain Funds with non-U.S. holdings have adopted procedures under which movements in the prices for U.S. securities (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to a Fund's foreign holdings therefore may differ on occasion from reported market values. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Funds as of 4:00 p.m. E.S.T.

The Funds adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Funds' investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund's own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Funds as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Fair valuation of securities, other financial investments or other assets (collectively, "securities") held by the Funds shall be determined in good faith under the supervision and responsibility of the Board. The Board has created a Board Valuation Committee (the "Committee") to oversee the execution of the valuation and liquidity procedures for the Fund.

It is the policy of the Funds to recognize significant transfers between Levels 1, 2 and 3 and to value those transfers as of the beginning of the period.

The following is a summary of the Funds' inputs used to value the Funds' investments as of October 31, 2016:

First Eagle Global Fund

Description	Level 1	Level 2(a)	Level 3	Total
Assets:†
International Common Stocks	$19,240,410,278	$—	$72,479,724	$19,312,890,002
U.S. Common Stocks	17,272,852,476	734,830	—	17,273,587,306
Investment Company	68,382	—	—	68,382
Commodity*	3,436,319,050	—	—	3,436,319,050
Government Obligations	—	500,426,250	—	500,426,250
U.S. Corporate Bond	—	5,193,650	—	5,193,650
International Corporate Notes and Bonds	—	13,667,718	29,639,257	43,306,975
International Government Bonds	—	670,716,192	—	670,716,192
International Commercial Paper	—	2,734,702,722	—	2,734,702,722
U.S. Commercial Paper	—	5,763,924,625	—	5,763,924,625
Foreign Currency Contracts**	—	49,845,667	—	49,845,667
Total	$39,949,650,186	$9,739,211,654	$102,118,981	$49,790,980,821
Liabilities:
Foreign Currency Contracts**	$—	$435,909	$—	$435,909
Total	$—	$435,909	$—	$435,909

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. An international common stock valued at $4,988,845 was transferred from Level 2 to Level 1 during the year ended October 31, 2016. At October 31, 2015, this security was valued based on fair value adjustment factors; at October 31, 2016, this security was valued using quoted market prices in active markets. There was no security transfer activity from Level 1 to Level 2 as of the year ended October 31, 2016.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Fair Value Level 3 activity for the period ended October 31, 2016 was as follows:

First Eagle Global Fund (continued)

	International Common Stocks	International Corporate Notes and Bonds	Total Value
Beginning Balance — market value	$9,098,334	$35,470,356	$44,568,690
Purchases	—	35,817,442	35,817,442
Sales	—	(41,444,027)	(41,444,027)
Transfer In — Level 3	—	—	—
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	—	—
Realized Gains (Losses)	—	(1,480,654)	(1,480,654)
Change in Unrealized Appreciation (Depreciation)	63,381,390	1,276,140	64,657,530
Ending Balance — market value	$72,479,724	$29,639,257	$102,118,981
Change in unrealized gains or (losses) relating to assets still held at reporting date	$63,381,390	$1,276,140	$64,657,530

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
International Common Stocks	$10,171,419	Comparable Security	Market Discount	30	% (30%)
	$62,308,305	Market Comparable Companies	Enterprise Value Multiple	0.37 4.35x (1.8x)	x -
	$72,479,724
International Corporate Notes and Bonds	$29,639,257	Market Comparable Companies	Enterprise Value Multiple	0.37 4.35x (1.8x)	x -
Total	$102,118,981

The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in market discount may decrease (increase) the fair value measurement.

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

First Eagle Overseas Fund

Description	Level 1	Level 2(a)	Level 3		Total
Assets:†
International Common Stocks	$10,608,025,896	$—	$96,722,155		$10,704,748,051
U.S. Common Stock	37,950,720	—	—		37,950,720
International Preferred Stock	5,440,163	—	—		5,440,163
Investment Company	121,191	—	—		121,191
Right	—	—	—	^	—	^
Commodity*	882,980,785	—	—		882,980,785
Bank Loans	—	—	1,988,655		1,988,655
U.S. Bond	—	10,012,550	—		10,012,550
International Corporate Notes and Bonds	—	—	19,759,505		19,759,505
International Government Bonds	—	313,431,205	20,891,605	(b)	334,322,810
International Commercial Paper	—	1,275,760,146	—		1,275,760,146
U.S. Commercial Paper	—	1,919,153,695	—		1,919,153,695
Foreign Currency Contracts**	—	26,225,806	—		26,225,806
Total	$11,534,518,755	$3,544,583,402	$139,361,920		$15,218,464,077
Liabilities:
Foreign Currency Contracts**	$—	$153,057	$—		$153,057
Total	$—	$153,057	$—		$153,057

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. An International Government Bond valued at $21,569,900 was transferred from Level 2 to Level 3 during the year ended October 31, 2016. At October 31, 2015, this security was valued using brokers and pricing services; at October 31, 2016, this security was valued using other significant unobservable inputs. There was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1 as of the year ended October 31, 2016.

(b)  This investment is valued by brokers and pricing services. The inputs for this investment are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Consolidated Schedule of Investments for additional detailed categorizations.

^  Fair value represents zero.

*  Represents gold bullion.

**  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Fair Value Level 3 activity for the period ended October 31, 2016 was as follows:

First Eagle Overseas Fund (continued)

	International Common Stocks	Right		Bank Loans	International Corporate Notes and Bonds	International Government Notes and Bonds	Total Value
Beginning Balance — market value	$31,100,511	$—	^	$2,975,177	$23,646,904	$—	$57,722,592
Purchases	636,263	—		—	23,878,379	—	24,514,642
Sales	—	—		(3,461,056)	(27,621,564)	—	(31,082,620)
Transfer In — Level 3	—	—		—	—	21,569,900	21,569,900
Transfer Out — Level 3	—	—		—	—	—	—
Accrued Amortization	—	—		—	—	(171,234)	(171,234)
Realized Gains (Losses)	—	—		(870,941)	(985,169)	—	(1,856,110)
Change in Unrealized Appreciation (Depreciation)	64,985,381	—		3,345,475	840,955	(507,061)	68,664,750
Ending Balance — market value	$96,722,155	$—	^	$1,988,655	$19,759,505	$20,891,605	$139,361,920
Change in unrealized gains or (losses) relating to assets still held at reporting date	$64,985,381	$—		$1,998,746	$840,955	$(507,061)	$67,318,021

^Fair value represents zero.

Quantitative Information about Level 3 Fair Value Measurements
	Fair Value at October 31, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
International Common Stocks	$12,397,710	Comparable Security	Market Discount	30	% (30%)
	$912,888	Non-marketable Security	Liquidity Discount	5% (5%)
	$23,213,525	Market Comparable Companies	Enterprise Value Multiple	0.37x - 4.35x (1.8x)
	$60,198,032	Market Comparable Companies	Enterprise Value Multiple	0.81 8.25x (4.53x)	x -
$96,722,155

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Quantitative Information about Level 3 Fair Value Measurements (continued)
	Fair Value at October 31, 2016	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
Bank Loans	$1,988,655	Non-marketable Security Anticipated In-Kind Distribution	Liquidity Discount Redemption to be Received	5 Fair Value 34.50 z?* (34.50 z?)	% (5%)
International Corporate Notes and Bonds	$19,759,505	Market Comparable Companies	Enterprise Value Multiple	0.37 4.35x (1.8x)	x -
Total	$118,470,315

*  zf represents Polish Zloty (PLN).

The significant unobservable inputs used in the fair value measurement of the Fund's investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in market discount may decrease (increase) the fair value measurement. Significant increases (decreases) in liquidity discount may decrease (increase) the fair value measurement.

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

First Eagle U.S. Value Fund

Description	Level 1	Level 2	Level 3	Total
Assets:†
U.S. Common Stocks	$1,467,297,072	$—	$—	$1,467,297,072
International Common Stocks	127,566,493	—	—	127,566,493
Investment Company	7,185	—	—	7,185
Commodity*	199,644,364	—	—	199,644,364
U.S. Corporate Bonds	—	19,960,631	—	19,960,631
U.S. Treasury Bills	—	109,988,480	—	109,988,480
International Commercial Paper	—	100,020,587	—	100,020,587
U.S. Commercial Paper	—	166,068,368	—	166,068,368
Total	$1,794,515,114	$396,038,066	$—	$2,190,553,180

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

  For the year ended October 31, 2016, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

First Eagle Gold Fund

Description	Level 1	Level 2	Level 3		Total
Assets:†
International Common Stocks	$741,353,863	$—	$—		$741,353,863
U.S. Common Stocks	168,184,023	—	—		168,184,023
Investment Company	10,969	—	—		10,969
Warrant	128,864	—	—		128,864
Commodities*	294,761,231	—	—		294,761,231
International Convertible Bonds	—	2,014,500	15,412,500	(a)	17,427,000
International Commercial Paper	—	62,819,795	—		62,819,795
Total	$1,204,438,950	$64,834,295	$15,412,500		$1,284,685,745

(a)  Represents an international convertible bond that is fair valued using a comparable security from the same issuer that is publicly traded.

†  See Consolidated Schedule of Investments for additional detailed categorizations.

*  Represents gold and silver bullion.

  For the year ended October 31, 2016, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Fair Value Level 3 activity for the period ended October 31, 2016 was as follows:

First Eagle Gold Fund (continued)

International Convertible Bond
Beginning Balance — market value	$24,140,625
Purchases	—
Sales	(9,800,000)
Transfer In — Level 3	—
Transfer Out — Level 3	—
Accrued Amortization	—
Realized Gains (Losses)	(200,000)
Change in Unrealized Appreciation (Depreciation)	1,271,875
Ending Balance — market value	$15,412,500
Change in unrealized gains or (losses) relating to assets still held at reporting date	$1,271,875

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

First Eagle Global Income Builder Fund

Description	Level 1	Level 2(a)	Level 3		Total
Assets:†
International Common Stocks	$461,333,581	$—	$1,104,000	(b)	$462,437,581
U.S. Common Stocks	189,798,798	—	—		189,798,798
U.S. Preferred Stocks	1,844,658	—	—		1,844,658
Investment Company	18,514	—	—		18,514
Commodity*	18,332,303	—	—		18,332,303
U.S. Corporate Bonds	—	294,434,912	—		294,434,912
International Corporate Bonds	—	90,314,394	—		90,314,394
International Government Bonds	—	23,674,942	—		23,674,942
Bank Loans	—	6,311,667	15,742,586	(c)	22,054,253
International Commercial Paper	—	109,957,890	—		109,957,890
Foreign Currency Contracts**	—	944,691	—		944,691
Total	$671,327,854	$525,638,496	$16,846,586		$1,213,812,936
Liabilities:
Foreign Currency Contracts**	$—	$42,903	$—		$42,903
Total	$—	$42,903	$—		$42,903

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. Bank loans valued at $12,091,915 were transferred from Level 2 to Level 3 during the year ended October 31, 2016. At October 31, 2015, these securities were valued by brokers and pricing services; at October 31, 2016, these securities were valued using other significant unobservable inputs. There was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1 as of the year ended October 31, 2016.

(b)  Represents an international common stock that is fair valued using a comparable security from the same issuer that is publicly traded.

(c)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Schedule of Investments for additional detailed categorizations.

*  Represents gold bullion.

**  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Fair Value Level 3 activity for the period ended October 31, 2016 was as follows:

First Eagle Global Income Builder Fund (continued)

	International Common Stock	Bank Loans	Total Value
Beginning Balance — market value	$1,490,000	$8,549,033	$10,039,033
Purchases	—	—	—
Sales	—	(3,621,037)	(3,621,037)
Transfer In — Level 3	—	12,091,915	12,091,915
Transfer Out — Level 3	—	—	—
Accrued Amortization	—	53,229	53,229
Realized Gains (Losses)	—	(1,643,596)	(1,643,596)
Change in Unrealized Appreciation (Depreciation)	(386,000)	313,042	(72,958)
Ending Balance — market value	$1,104,000	$15,742,586	$16,846,586
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(386,000)	$(619,646)	$(1,005,646)

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

First Eagle High Yield Fund

Description	Level 1	Level 2(a)	Level 3		Total
Assets:†
U.S. Common Stock	$—	$54,528	$—		$54,528
U.S. Corporate Bonds	—	358,583,987	—		358,583,987
International Corporate Bonds	—	94,279,227	—		94,279,227
Bank Loans	—	34,238,429	23,173,146	(b)	57,411,575
International Commercial Paper	—	70,711,643	—		70,711,643
Investment Company	369,856	—	—		369,856
Foreign Currency Contracts*	—	69,737	—		69,737
Total	$369,856	$557,937,551	$23,173,146		$581,480,553
Liabilities:
Foreign Currency Contracts*	$—	$72,316	$—		$72,316
Total	$—	$72,316	$—		$72,316

(a)  Transfers into/out of Level 2 represent value as of the beginning of the period. Bank loans valued at $16,369,211 were transferred from Level 2 to Level 3 during the year ended October 31, 2016. At October 31, 2015, these securities were valued using brokers and pricing services; at October 31, 2016, these securities were valued using other significant unobservable inputs. Bank loans valued at $14,174,789 were transferred from Level 3 to Level 2 during the year ended October 31, 2016. At October 31, 2015, these securities were valued using other significant unobservable inputs; at October 31, 2016, these securities were valued using brokers and pricing services. There was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1 as of the year ended October 31, 2016.

(b)  These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 1(b).

†  See Schedule of Investments for additional detailed categorizations.

*  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Fair Value Level 3 activity for the period ended October 31, 2016 was as follows:

First Eagle High Yield Fund (continued)

	U.S. Corporate Bond	International Corporate Bonds	Bank Loans	Total Value
Beginning Balance — market value	$1,490,680	$12,494,111	$34,957,320	$48,942,111
Purchases	—	—	—	—
Sales	(3,579,582)	(9,371,054)	(9,322,241)	(22,272,877)
Transfer In — Level 3	—	—	16,369,211	16,369,211
Transfer Out — Level 3	—	—	(14,174,789)	(14,174,789)
Accrued Amortization	648	10,810	137,502	148,960
Realized Gains (Losses)	4	(10,930,397)	(449,785)	(11,380,178)
Change in Unrealized Appreciation (Depreciation)	2,088,250	7,796,530	(4,344,072)	5,540,708
Ending Balance — market value	$—	$—	$23,173,146	$23,173,146
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—	$—	$(4,344,072)	$(4,344,072)

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

First Eagle Fund of America

Description	Level 1	Level 2	Level 3	Total
Assets:†
U.S. Common Stocks	$2,367,324,665	$—	$—	$2,367,324,665
International Common Stocks	165,835,875	—	—	165,835,875
Investment Company	25,758,346	—	—	25,758,346
Total	$2,558,918,886	$—	$—	$2,558,918,886
Liabilities:
Covered Call Options Written	$16,305,573	$—	$—	$16,305,573
Total	$16,305,573	$—	$—	$16,305,573

†  See Schedule of Investments for additional detailed categorizations.

  For the year ended October 31, 2016, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

The significant unobservable inputs used in the fair value measurement of the Funds' investments are disclosed after each table, if applicable. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

c)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, each Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Investment income is allocated to each Fund's share class in proportion to its relative net assets. Payments received from certain investments held by the Funds may be comprised of dividends, capital gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

d)  Expenses — Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds may be allocated to each Fund in proportion to its relative net assets. Certain expenses are shared with the First Eagle Absolute Return Fund, until Liquidation Date, and the First Eagle Variable Funds, an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of the First Eagle Absolute Return Fund, until Liquidation Date, and the First Eagle Variable Funds. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

e)  Foreign currency translation — The books and records of the Funds are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related interest, dividends and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of each of the Funds are presented at the foreign exchange rates and market values at the close of the period. The Funds do not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations. However, for federal income tax purposes each Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

f)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, each Fund may enter into forward currency contracts. The First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund enter into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Funds' currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Funds invest in and serve as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. Each Fund may engage in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in foreign exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after each Fund's portfolio. For the year ended October 31, 2016, the average monthly principal amount outstanding for forward currency contracts totaled $1,030,810,659, $565,058,610, $32,154,993, and $4,868,590 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund, respectively.

The Funds adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter ("OTC") derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument's payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Funds may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of a Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Funds is held in a segregated account at the Funds' custodian bank. These amounts are not reflected on the Funds' Statements of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Asset and Liabilities.

At October 31, 2016, the Funds had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

First Eagle Global Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Loss(3)	Change in Appreciation (Depreciation)(4)
Foreign Currency	$49,845,667	$435,909	$(15,113,599)	$44,235,033

First Eagle Overseas Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Loss(3)	Change in Appreciation (Depreciation)(4)
Foreign Currency	$26,225,806	$153,057	$(8,390,317)	$22,752,514

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

First Eagle Global Income Builder Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Appreciation (Depreciation)(4)
Foreign Currency	$944,691	$42,903	$567,480	$352,755

First Eagle High Yield Fund

			Gain or (Loss) Derivative Recognized in Income
Risk Type	Asset Derivative Fair Value(1)	Liability Derivative Fair Value(2)	Realized Gain(3)	Change in Appreciation (Depreciation)(4)
Foreign Currency	$69,737	$72,316	$131,173	$(79,098)

(1)  Statements of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

(2)  Statements of Assets and Liabilities location: Payable for forward currency contracts held, at value.

(3)  Statements of Operations location: Net realized gains (losses) from foreign currency and forward contract related transactions.

(4)  Statements of Operations location: Changes in unrealized appreciation (depreciation) of foreign currency and forward contract related translation.

The following tables present each Fund's gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by each Fund as of October 31, 2016:

First Eagle Global Fund

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$13,645,553	$—	$—	$13,645,553
Goldman Sachs Capital Markets LP	2,565,649	—	(2,320,000)	245,649
HSBC Bank USA	15,398,044	(435,909)	—	14,962,135
JPMorgan Chase Bank N.A.	5,983,994	—	—	5,983,994
UBS AG	12,252,427	—	—	12,252,427
	$49,845,667	$(435,909)	$(2,320,000)	$47,089,758

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
HSBC Bank USA	$435,909	$(435,909)	$—	$0

First Eagle Overseas Fund

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$7,065,161	$—	$—	$7,065,161
Goldman Sachs Capital Markets LP	1,382,306	—	(1,260,000)	122,306
HSBC Bank USA	7,888,632	(153,057)	—	7,735,575
JPMorgan Chase Bank N.A.	3,399,774	—	—	3,399,774
UBS AG	6,489,933	—	—	6,489,933
	$26,225,806	$(153,057)	$(1,260,000)	$24,812,749
Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
HSBC Bank USA	$153,057	$(153,057)	$—	$0

First Eagle Global Income Builder Fund

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
BNY Mellon	$189,162	$—	$—	$189,162
Goldman Sachs Capital Markets LP	30,869	—	—	30,869
HSBC Bank USA	310,876	—	—	310,876
JPMorgan Chase Bank N.A.	275,829	(42,903)	—	232,926
UBS AG	137,955	—	—	137,955
	$944,691	$(42,903)	$—	$901,788

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
JPMorgan Chase Bank N.A.	$42,903	$(42,903)	$—	$0

First Eagle High Yield Fund

Counterparty	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Received	Net Amount (Not Less Than $0)
HSBC Bank USA	$69,737	$(69,737)	$—	$0
Counterparty	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Derivatives Available for Offset	Collateral Pledged	Net Amount (Not Less Than $0)
HSBC Bank USA	$72,316	$(69,737)	$—	$2,579

g)  Options — In order to seek to produce incremental earnings or protect against declines in the value of portfolio securities, First Eagle Global Fund, First Eagle U.S. Value Fund, First Eagle Global Income Builder Fund and First Eagle Fund of America may write covered call options on portfolio securities. The Funds may also use options for speculative purposes, although they generally do not employ options for this purpose.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation/depreciation is recorded. If there is no sale on such day, the mean between the last bid and asked prices is used. When an option is exercised, the proceeds on the sale of a written call option are adjusted by the amount of premium received or paid. When a written option expires, the Funds will realize a gain equal to the amount of the premium received. When the Funds enter into a closing purchase transaction, the Funds will realize a gain (or loss, if the cost of the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated.

The Funds may be required to segregate or earmark assets to cover its obligations under option contracts. In general, a call option is covered if the Funds hold, on a share-for-share basis, either the underlying shares or a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written (or greater

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

than the exercise price of the call written if the difference is maintained by the Funds in cash, Treasury bills or other high grade short-term obligations earmarked with its custodian). One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. Another reason for writing options is to hedge against a moderate decline in the value of securities owned by the Funds in the case of a call option. If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by the Funds, it may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This "opportunity cost" may be partially or wholly offset by the premium received for the covered call written by the Funds. The risk in writing a covered call option is that the Funds give up the opportunity for profit if the market price of the underlying security increases and the option is exercised. The Funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

The Funds may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

For the year ended October 31, 2016, First Eagle Fund of America had the following options transactions.

First Eagle Fund of America

Written Options	Number of Contracts	Premium Received
Options outstanding at October 31, 2015	100,114	$31,309,788
Options written	920,608	319,063,335
Options assigned	(58,244)	(16,469,745)
Options expired/closed	(891,728)	(310,666,619)
Options outstanding at October 31, 2016	70,750	$23,236,759
Purchased Options	Number of Contracts	Cost
Options outstanding at October 31, 2015	7,335	$6,499,487
Options purchased	40,194	16,832,756
Options expired/closed	(47,529)	(23,332,243)
Options outstanding at October 31, 2016	0	$0

As of October 31, 2016, portfolio securities valued at $387,189,648 were earmarked to cover collateral requirements for written options.

For the year ended October 31, 2016 for First Eagle Fund of America, the average monthly outstanding contract amount for written options and purchased options totaled 130,035 and 3,839, respectively.

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

At October 31, 2016, the Funds had the following options grouped into appropriate risk categories illustrated below:

First Eagle Fund of America

		Gain or (Loss) Derivative Recognized in Income
Risk Type	Liability Derivative Fair Value(1)	Realized Loss(2)	Change in Appreciation (Depreciation)(3)
Equity — Written options	$16,305,573	$(20,851,116)	$22,763,531
Equity — Purchased options	—	(8,377,538)	484,852

(1)  Statements of Assets and Liabilities location: Option contracts written, at value.

(2)  Statements of Operations location: Net realized gains (losses) from written options & investment transactions.

(3)  Statements of Operations location: Changes in unrealized appreciation (depreciation) of written options & investment transactions.

h)  Repurchase agreements — The Funds may enter into repurchase agreement transactions with institutions that meet the adviser's credit guidelines. Each repurchase agreement is valued at market. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited.

i)  Bank Loans — A Fund may invest in bank loans, which usually take the form of loan participations and assignments. Loan participations and assignments are agreements to make money available to U.S. or foreign corporations, partnerships or other business entities (the "Borrower") in a specified amount, at a specified rate and within a specified time. A loan is typically originated, negotiated and structured by a U.S. or foreign bank, insurance company or other financial institution (the "Agent") for a group of loan investors ("Loan Investors"). The Agent typically administers and enforces the loan on behalf of the other Loan Investors in the syndicate and may hold any collateral on behalf of the Loan Investors. Such loan participations and assignments are typically senior, secured and collateralized in nature. A Fund records an investment when the Borrower withdraws money and records interest as earned. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the Borrower. As a result, the Fund assumes the credit risk of the Borrower, the selling participant and any intermediary between the Fund and the Borrower ("Intermediate Participants"). In the event that the Borrower, selling participant or Intermediate Participants become insolvent or enters into bankruptcy, each Fund may incur certain costs and delays in realizing payment or may suffer a loss of principal and/or interest.

j)  Treasury Inflation-Protected Securities — The Funds may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The principal value of TIPS will be adjusted upward or downward and any increase or decrease in the principal amount of TIPS will be

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. TIPS are subject to interest rate risk.

k)  Restricted Securities — The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund's Schedule of Investments.

l)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of each Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to the regulated investment company. The Funds declare and pay such income and capital gains on an annual basis except for the First Eagle High Yield Fund which declares income daily and pays monthly and First Eagle Global Income Builder Fund which declares income daily and pays quarterly.

The Funds adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that, based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Funds' financial statements.

At October 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Net Investment	Undistributed Net Realized	Net Unrealized Appreciation	Capital Loss Carryforward
	Income	Gains	(Depreciation)	Short-Term	Long-Term
First Eagle Global Fund	$267,168,064	$2,014,728,366	$9,852,938,211	$—	$—
First Eagle Overseas Fund	192,281,031	340,547,420	2,495,365,865	—	—
First Eagle U.S. Value Fund	8,257,679	171,454,410	523,147,813	—	—
First Eagle Gold Fund	—	—	153,158,418	29,284,690	457,213,560
First Eagle Global Income Builder Fund	—	—	11,127,073	14,556,528	33,632,248
First Eagle High Yield Fund	—	—	(19,395,342)	7,576,926	77,983,183
First Eagle Fund of America	5,349,891	152,963,632	349,741,844	—	—

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Changes in Net Assets are primarily due to the treatment of passive foreign investment companies, distributions from real estate investment trusts, the treatment of foreign currencies, investment in grantor trusts, straddle loss deferral, investment in partnerships, investments in corporate reorganizations and wash sales.

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Under the Regulated Investment Company Modernization Act of 2010 (the "Act"), net capital losses recognized by the Funds after December 31, 2010, may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. The Funds did not have capital losses to carry forward prior to the Act.

Late year ordinary losses incurred after December 31st and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the year ended October 31, 2016, the Funds did not have late year ordinary loss deferrals.

m)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus GAAP, a reclassification has been made on the Statements of Assets and Liabilities to increase (decrease) undistributed net investment income, undistributed net realized gains on investments and capital surplus for the Funds as follows:

	Undistributed Net Investment Income (loss)	Undistributed Net Realized Gains (Losses)	Capital Surplus
First Eagle Global Fund	$(16,466,181)	$(210,650,495)	$227,116,676
First Eagle Overseas Fund	882,606	(33,073,439)	32,190,833
First Eagle U.S. Value Fund	(3,042,992)	(21,291,092)	24,334,084
First Eagle Gold Fund	7,981,610	(576,653)	(7,404,957)
First Eagle Global Income Builder Fund	(690,170)	978,757	(288,587)
First Eagle High Yield Fund	(574,240)	574,240	—
First Eagle Fund of America	(508,932)	(15,499,952)	16,008,884

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses, dividend redesignations, distributions paid in connection with the redemption of Fund shares, investments in passive foreign investment companies, distributions from real estate investment trusts, investments in grantor trusts and differing book and tax treatment of transactions with the Subsidiary.

At the year ended October 31, 2016 the First Eagle Global Cayman Fund, Ltd., First Eagle Overseas Cayman Fund Ltd., First Eagle Gold Cayman Fund, Ltd. and First Eagle U.S. Value Cayman Fund, Ltd. had unrealized losses for tax purposes. The Subsidiaries' loss for the current year is not available to offset their future taxable income. The unrealized losses to be recognized for tax purposes in the future can only be utilized by the Funds to the extent of tax basis realized gains in the Subsidiaries in that same year. Given the uncertainty of their future use, tax losses have been reclassified to Capital surplus.

n)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended October 31, 2016, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

	Ordinary Income		Long Term Capital Gains
	2016	2015	2016	2015
First Eagle Global Fund	$125,873,030	$421,226,138	$441,726,455	$2,016,914,559
First Eagle Overseas Fund	85,400,658	215,419,353	108,915,230	455,312,376
First Eagle US Value Fund	5,804,566	13,735,845	101,674,327	171,522,636
First Eagle Gold Fund	—	—	—	—
First Eagle Global Income Builder Fund	36,765,418	44,390,102	—	13,609,028
First Eagle High Yield Fund	38,977,810	57,723,180	—	6,140,033
First Eagle Fund of America	3,604,877	10,241,089	105,558,117	239,386,031

Return of Capital 2016
First Eagle High Yield Fund	$3,296,617

o)  Class Accounting — Investment income, common expenses and realized/unrealized gain or loss on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.

p)  Use of estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

q)  Redemption Fee — A redemption fee of 2% will be applied to the First Eagle Gold Fund for the sale or exchange within 60 days of the purchase of such shares.

r)  Foreign Taxes — The Funds may be subject to foreign taxes on income, and gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Funds and the Adviser (the "Advisory Agreement"), an annual advisory fee as follows:

Fund	Management Fee (% of Average Daily Net Assets)
First Eagle Global Fund	0.75%
First Eagle Overseas Fund	0.75
First Eagle U.S. Value Fund	0.75	(1)
First Eagle Gold Fund	0.75
First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Fund	Management Fee (% of Average Daily Net Assets)
First Eagle Global Income Builder Fund	0.75%
First Eagle High Yield Fund	0.70	(2)
First Eagle Fund of America	0.90	(3)

(1) The Adviser has agreed to waive First Eagle U.S. Value Fund's management fee at an annual rate in the amount of 0.05% of the daily average net assets to 0.70% for the period March 1, 2016 to February 28, 2017.

(2) The Adviser has agreed to waive First Eagle High Yield Fund's management fee at an annual rate in the amount of 0.05% of the daily average net assets to 0.65% for the period March 1, 2016 to February 28, 2017.

(3) Effective March 1, 2016, the Adviser receives from First Eagle Fund of America an annual advisory fee at the rate of 0.90% of the first $5 billion of the average daily net assets, and 0.85% in excess of $5 billion of the average daily net assets. Prior to March 1, 2016, the Adviser received an annual advisory fee at the rate of 1.00% of the first $1.5 billion of the average daily net assets, 0.95% of the next $1 billion of the average daily net assets; 0.90% on the next $2.5 billion of the average daily net assets and 0.85% in excess of $5 billion of the average daily net assets. For the period ended October 31, 2016 the effective rate was 0.92%.

Pursuant to a subadvisory agreement, dated December 1, 2015 ("Subadvisory Agreement") Iridian Asset Management LLC ("Iridian" or "Sub-Adviser") manages the investments of the First Eagle Fund of America. The fees paid to Iridian by the Adviser under the Subadvisory Agreement are based on a reference amount equal to 50% of the combined (i) fees received by the Adviser for advisory services on behalf of the Fund and (ii) the fees received by the Fund's distributor for its shareholder liaison services on behalf of the Fund. These amounts are reduced by certain direct marketing costs borne by the Adviser in connection with the Fund and are further reduced by the amount paid by the Adviser for certain administrative expenses incurred in providing services to the Fund.

The Adviser had contractually agreed to waive its management fee and/or reimburse expenses, for the First Eagle High Yield Fund and First Eagle Global Income Builder Fund, so that the total annual operating expenses (excluding certain items) of the First Eagle High Yield Fund's Class A, Class C and Class I shares did not exceed 1.25%, 2.00% and 0.80%, respectively, and the First Eagle Global Income Builder Fund's Class A, Class C and Class I shares did not exceed 1.30%, 2.05%, and 1.05%, respectively, through December 31, 2013.

The Adviser may seek reimbursement for fees waived and other expenses paid by the Adviser pursuant to the Fee Waiver and Expense Reimbursement Agreement ("Agreement"). A recoupment payment should be payable only to the extent it can be made during the thirty-six months following the applicable period during which the Adviser waived fees or reimbursed operating expenses under the Agreement. As of October 31, 2016, the Adviser may seek reimbursement of the remaining waived fees and reimbursed expenses as follows:

First Eagle High Yield Fund

Expiration	Amount
December 31, 2016	$44,141

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

For the year ended October 31, 2016, the First Eagle High Yield Fund made repayments to the Adviser for previously waived and reimbursed fees in the amount of $16,673.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Funds, and in accordance with its agreement with the Adviser, the Funds (except for First Eagle Global Income Builder Fund and First Eagle High Yield Fund which pay the fee described in the next paragraph) reimburse the Adviser for costs (including personnel and other costs) related to those services. These reimbursements may not exceed an annual rate of 0.05% of a Fund's average daily net assets.

Pursuant to Administrative Services Agreements between each of First Eagle Global Income Builder Fund and, effective January 1, 2015, First Eagle High Yield Fund, and the Adviser, each pay the Adviser a monthly administration fee that is accrued daily at an annual rate of 0.05% of the Fund's average daily net assets.

For the year ended October 31, 2016, the Funds paid/reimbursed and had payable to the Adviser amounts shown below:

Fund	Reimbursed to Adviser	Payable to Adviser
First Eagle Global Fund	$2,401,338	$281,959
First Eagle Overseas Fund	942,867	91,994
First Eagle U.S. Value Fund	352,147	44,750
First Eagle Gold Fund	170,235	24,558
First Eagle Global Income Builder Fund	594,983	51,651
First Eagle High Yield Fund	312,605	24,954
First Eagle Fund of America	339,702	16,820

The Funds have entered into custody agreements with State Street Bank and Trust Company ("SSB"). The custody agreements provide for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Funds' portfolio securities and other assets. SSB has directly entered into sub-custodial agreements to maintain the custody of gold and silver bullion in the Funds. Under the terms of the custody agreement between the Funds and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Funds. SSB is also required, upon the order of the Funds, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Funds. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Funds have also entered into an agreement for administrative services with SSB, pursuant to which SSB provides certain financial reporting and other administrative services. SSB, as the Funds' administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Funds' custodian.

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

FEF Distributors, LLC, a wholly owned subsidiary of the Adviser, serves as the Funds' principal underwriter. For the year ended October 31, 2016, FEF Distributors, LLC realized $1,087,416, $95,128, $42,625, $106,213, $53,086, $35,690 and $84,192, pertaining to the sales of shares of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

The Trust adopted a Trustee Deferred Compensation Plan (the "Plan"), which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Trustee Deferred Compensation Plan. As of October 31, 2016, balances to the Plan are recorded on the Statements of Assets and Liabilities.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund and First Eagle High Yield Fund pay the Distributor monthly a distribution fee with respect to Class A and Class C shares at an annual rate of up to 0.25% and 0.75%, respectively, of each Fund's average daily net assets. In the case of First Eagle Fund of America, it pays the Distributor monthly, a distribution fee with respect to Class A, Class C and Class Y shares at an annual rate of up to 0.25%, 0.75% and 0.25%, respectively of the average daily net assets. Under the Plans, the Distributor is obligated to use the amounts received under the Plans for, among other things, payments to qualifying dealers for their assistance in the distribution of a Fund's shares and the provision of shareholder services and for other expenses such as advertising costs and the payment for the printing and distribution of prospectuses to prospective investors.

The Distributor bears distribution costs of a Fund to the extent they exceed payments received under the Plan. For the year ended October 31, 2016, the distribution fees incurred by the Funds are disclosed in the Statements of Operations.

The Distributor receives an annual service fee with respect to Class C at the annual rate of 0.25% of each Fund's average daily net assets, payable monthly to cover expenses incurred by the Distributor for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. For the year ended October 31, 2016, the services fees incurred by the Funds are disclosed in the Statements of Operations.

Note 4 — Purchases and Sales of Securities

During the year ended October 31, 2016, the cost of purchases of investments, excluding U.S. Government and short-term securities, totaled $4,675,059,350, $1,081,442,126, $203,041,664, $225,744,055, $325,997,138, $200,931,984 and $1,726,487,265 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively. Proceeds from sales of investments, excluding U.S. Government securities and short-term securities, totaled $8,113,203,818, $1,513,523,536, $691,828,377, $164,015,162, $423,949,968, $439,795,328 and $2,613,634,159 for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America, respectively.

During the year ended October 31, 2016, there were no purchases or sales of U.S. Government securities, excluding short-term securities, for First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America.

Note 5 — Line of Credit

On September 13, 2016, the Board of Trustees approved continuing a $200 million committed, unsecured line of credit ("Credit Facility") with SSB for the Funds, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of each Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, each Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Funds. A portion of the commitment fees related to the line of credit are paid by the Funds and are included in other expenses in the Statements of Operations. During the year ended October 31, 2016, the Funds had borrowings under the agreement as follows:

Fund	Average Daily Loan Balance	Number of Days Outstanding	Interest Expense	Weighted Average Annualized Interest Rate
First Eagle Overseas Fund	$296,923	3	$40	1.63%
First Eagle Global Income Builder Fund	279,506	3	38	1.65
First Eagle Global Income Builder Fund	919,728	4	170	1.67
First Eagle High Yield Fund	1,570,556	1	71	1.64
First Eagle Fund of America	8,159,887	2	498	1.64

As of October 31, 2016 there were no outstanding borrowings from the credit facility.

Note 6 — Capital Stock

At October 31, 2016, the Funds have an unlimited number of shares authorized for issuance. The Funds have the ability to issue multiple classes of shares.

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Transactions in shares of capital stock were as follows:

	Year Ended October 31, 2016
	First Eagle Global Fund
	Class A	Class C	Class I
Shares sold	35,478,250	22,287,069	102,308,951
Shares issued for reinvested dividends and distributions	3,132,469	1,824,723	4,215,747
Shares redeemed	(64,150,688)	(38,643,835)	(86,539,097)
Net increase (decrease)	(25,539,969)	(14,532,043)	19,985,601
	Year Ended October 31, 2015
	First Eagle Global Fund
	Class A	Class C	Class I
Shares sold	35,268,493	23,699,677	76,913,336
Shares issued for reinvested dividends and distributions	14,471,183	8,073,955	15,651,689
Shares redeemed	(66,288,695)	(36,418,310)	(87,397,967)
Net increase (decrease)	(16,549,019)	(4,644,678)	5,167,058
	Year Ended October 31, 2016
	First Eagle Gold Fund
	Class A	Class C	Class I
Shares sold	11,499,211	3,300,310	17,999,203
Shares issued for reinvested dividends and distributions	74	18	—
Shares redeemed	(11,586,930)	(3,749,121)	(14,575,731)
Net increase (decrease)	(87,645)	(448,793)	3,423,472
	Year Ended October 31, 2015
	First Eagle Gold Fund
	Class A	Class C	Class I
Shares sold	11,930,370	2,434,131	12,736,019
Shares issued for reinvested dividends and distributions	130	67	—
Shares redeemed	(13,646,508)	(4,228,696)	(15,227,543)
Net increase (decrease)	(1,716,008)	(1,794,498)	(2,491,524)

First Eagle Funds | Annual Report | October 31, 2016

	Year Ended October 31, 2016
	First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	24,249,268	4,855,034	134,540,454	3,450,912	1,746,069	6,097,760
Shares issued for reinvested dividends and distributions	2,198,896	447,977	5,223,533	1,977,025	1,114,245	1,682,512
Shares redeemed	(56,471,879)	(9,426,937)	(81,371,443)	(13,472,905)	(6,967,793)	(13,360,216)
Net increase (decrease)	(30,023,715)	(4,123,926)	58,392,544	(8,044,968)	(4,107,479)	(5,579,944)
	Year Ended October 31, 2015
	First Eagle Overseas Fund			First Eagle U.S. Value Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	30,427,100	5,758,589	91,897,145	5,458,592	3,003,940	10,302,661
Shares issued for reinvested dividends and distributions	9,073,023	1,704,684	15,678,736	3,143,567	1,622,912	2,708,050
Shares redeemed	(56,671,827)	(8,435,341)	(104,101,674)	(18,090,056)	(8,037,548)	(22,226,589)
Net increase (decrease)	(17,171,704)	(972,068)	3,474,207	(9,487,897)	(3,410,696)	(9,215,878)
	Year Ended October 31, 2016
	First Eagle Global Income Builder Fund			First Eagle High Yield Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	9,043,664	6,278,823	19,504,104	6,543,342	2,930,008	10,187,275
Shares issued for reinvested dividends and distributions	920,353	672,441	1,107,079	1,061,176	668,075	2,223,425
Shares redeemed	(15,262,800)	(11,224,517)	(18,117,328)	(12,673,290)	(5,421,563)	(30,514,970)
Net increase (decrease)	(5,298,783)	(4,273,253)	2,493,855	(5,068,772)	(1,823,480)	(18,104,270)
	Year Ended October 31, 2015
	First Eagle Global Income Builder Fund			First Eagle High Yield Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	11,704,029	9,577,337	17,154,498	7,817,319	2,463,611	26,240,158
Shares issued for reinvested dividends and distributions	1,502,646	1,118,542	1,589,567	1,247,845	785,317	3,416,032
Shares redeemed	(13,515,431)	(8,285,431)	(17,784,945)	(11,197,627)	(7,254,182)	(47,779,023)
Net increase (decrease)	(308,756)	2,410,448	959,120	(2,132,463)	(4,005,254)	(18,122,833)

Notes to Financial Statements

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

	Year Ended October 31, 2016
	First Eagle Fund of America
	Class A	Class C	Class I	Class Y
Shares sold	4,616,309	2,153,269	6,043,475	724,265
Shares issued for reinvested dividends and distributions	956,790	693,945	670,632	362,429
Shares redeemed	(16,518,187)	(8,876,527)	(14,629,832)	(3,181,956)
Net increase (decrease)	(10,945,088)	(6,029,313)	(7,915,725)	(2,095,262)
	Year Ended October 31, 2015
	First Eagle Fund of America
	Class A	Class C	Class I	Class Y
Shares sold	11,375,895	7,673,674	13,562,817	1,557,773
Shares issued for reinvested dividends and distributions	2,232,595	1,412,932	1,259,320	999,228
Shares redeemed	(7,614,310)	(3,554,189)	(5,462,428)	(2,410,531)
Net increase (decrease)	5,994,180	5,532,417	9,359,709	146,470

Transactions in dollars of capital stock were as follows:

	Year Ended October 31, 2016
	First Eagle Global Fund
	Class A	Class C	Class I
Shares sold	$1,910,627,823	$1,160,488,995	$5,552,368,774
Shares issued for reinvested dividends and distributions	159,787,433	90,561,107	215,846,251
Shares redeemed	(3,433,964,228)	(2,009,882,894)	(4,602,393,482)
Net increase (decrease)	$(1,363,548,972)	$(758,832,792)	$1,165,821,543
	Year Ended October 31, 2015
	First Eagle Global Fund
	Class A	Class C	Class I
Shares sold	$1,882,683,045	$1,233,690,921	$4,120,832,467
Shares issued for reinvested dividends and distributions	739,622,809	404,101,868	802,931,711
Shares redeemed	(3,524,237,211)	(1,893,659,710)	(4,663,103,567)
Net increase (decrease)	$(901,931,357)	$(255,866,921)	$260,660,611

First Eagle Funds | Annual Report | October 31, 2016

	Year Ended October 31, 2016
	First Eagle Overseas Fund
	Class A	Class C	Class I
Shares sold	$547,919,219	$106,525,510	$3,127,274,492
Shares issued for reinvested dividends and distributions	47,672,257	9,385,128	115,492,285
Shares redeemed	(1,274,954,452)	(206,549,818)	(1,872,493,836)
Net increase (decrease)	$(679,362,976)	$(90,639,180)	$1,370,272,941
	Year Ended October 31, 2015
	First Eagle Overseas Fund
	Class A	Class C	Class I
Shares sold	$694,012,785	$127,322,462	$2,132,752,758
Shares issued for reinvested dividends and distributions	194,162,834	35,440,449	342,110,095
Shares redeemed	(1,286,051,819)	(185,324,821)	(2,397,902,889)
Net increase (decrease)	$(397,876,200)	$(22,561,910)	$76,959,964

Notes to Financial Statements

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

	Year Ended October 31, 2016
	First Eagle U.S. Value Fund
	Class A	Class C	Class I
Shares sold	$65,966,016	$32,762,383	$120,161,696
Shares issued for reinvested dividends and distributions	36,219,314	20,000,706	31,210,593
Shares redeemed	(258,336,015)	(131,340,199)	(258,129,939)
Net increase (decrease)	$(156,150,685)	$(78,577,110)	$(106,757,650)
	Year Ended October 31, 2015
	First Eagle U.S. Value Fund
	Class A	Class C	Class I
Shares sold	$109,557,157	$59,254,394	$207,604,536
Shares issued for reinvested dividends and distributions	61,488,226	31,322,256	53,619,398
Shares redeemed	(361,075,493)	(158,755,123)	(450,704,353)
Net increase (decrease)	$(190,030,110)	$(68,178,473)	$(189,480,419)

	Year Ended October 31, 2016
	First Eagle High Yield Fund
	Class A	Class C	Class I
Shares sold	$54,959,226	$24,773,260	$85,537,059
Shares issued for reinvested dividends and distributions	8,937,073	5,608,211	18,683,656
Shares redeemed	(107,572,665)	(45,504,285)	(255,582,789)
Net increase (decrease)	$(43,676,366)	$(15,122,814)	$(151,362,074)
	Year Ended October 31, 2015
	First Eagle High Yield Fund
	Class A	Class C	Class I
Shares sold	$72,157,346	$23,208,644	$249,506,974
Shares issued for reinvested dividends and distributions	11,715,193	7,364,603	32,097,393
Shares redeemed	(106,008,862)	(68,215,333)	(451,181,992)
Net increase (decrease)	$(22,136,323)	$(37,642,086)	$(169,577,625)

First Eagle Funds | Annual Report | October 31, 2016

	Year Ended October 31, 2016
	First Eagle Gold Fund			First Eagle Global Income Builder Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	$190,230,966	$50,385,226	$298,662,063	$96,186,879	$66,308,777	$207,109,859
Shares issued for reinvested dividends and distributions	1,284	235	3	9,836,154	7,170,083	11,822,875
Shares redeemed	(185,993,125)	(55,781,716)	(216,467,908)	(161,390,415)	(118,162,719)	(189,077,596)
Net increase (decrease)	$4,239,125	$(5,396,255)	$82,194,158	$(55,367,382)	$(44,683,859)	$29,855,138
	Year Ended October 31, 2015
	First Eagle Gold Fund			First Eagle Global Income Builder Fund
	Class A	Class C	Class I	Class A	Class C	Class I
Shares sold	$166,942,899	$32,311,867	$177,977,021	$129,455,279	$105,893,330	$188,339,045
Shares issued for reinvested dividends and distributions	2,027	906	—	16,244,858	12,057,152	17,142,957
Shares redeemed	(184,532,240)	(55,581,885)	(212,714,595)	(148,722,401)	(90,789,241)	(195,344,103)
Net increase (decrease)	$(17,587,314)	$(23,269,112)	$(34,737,574)	$(3,022,264)	$27,161,241	$10,137,899

	Year Ended October 31, 2016
	First Eagle Fund of America
	Class A	Class C	Class I	Class Y
Shares sold	$155,182,822	$60,883,214	$207,053,628	$24,924,812
Shares issued for reinvested dividends and distributions	32,951,785	19,957,823	23,592,833	12,761,129
Shares redeemed	(553,057,402)	(247,914,397)	(503,691,117)	(109,558,764)
Net increase (decrease)	$(364,922,795)	$(167,073,360)	$(273,044,656)	$(71,872,823)
	Year Ended October 31, 2015
	First Eagle Fund of America
	Class A	Class C	Class I	Class Y
Shares sold	$427,786,509	$243,686,750	$519,384,321	$60,031,283
Shares issued for reinvested dividends and distributions	78,833,583	42,190,415	45,373,323	36,042,154
Shares redeemed	(285,495,070)	(112,903,474)	(208,926,563)	(93,040,793)
Net increase (decrease)	$221,125,022	$172,973,691	$355,831,081	$3,032,644

Notes to Financial Statements

First Eagle Funds | Annual Report | October 31, 2016

Notes to Financial Statements

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote. The Funds may have elements of risk not typically associated with investments in the United States due to their investments in foreign countries or regions. Such foreign investments may subject the Funds to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The First Eagle High Yield Fund and First Eagle Global Income Builder Fund invest in high yield securities which may be subject to greater levels of interest rate, credit and liquidity risk than investment grade securities. These high yield securities may be considered speculative with respect to the issuer's continuing ability to make principal and interest payments and may be subject to significant price fluctuations.

The Funds are subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Funds could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Funds enter into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the Statements of Assets and Liabilities.

Note 8 — Redemption In-Kind Transactions

The redemption in-kind policy for all of the Funds reserves the right of the Funds to pay redemptions in-kind (i.e., payments in the form of marketable securities or, as needed, other traded assets, rather than cash) if the redemption request is large enough to affect a Fund's operations (for example, if it represents more than $250,000 or 1% of the Fund's assets). When receiving assets distributed in-kind, the recipient will bear applicable commissions or other costs on their sale. There were no redemptions in-kind during the year ended October 31, 2016.

Note 9 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Funds, management has evaluated the possibility of subsequent events existing in the Funds' financial statements. Management has determined that there are no material events that would require disclosures in the Funds' financial statements.

First Eagle Funds | Annual Report | October 31, 2016

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of First Eagle Funds and the Shareholders of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, First Eagle Global Income Builder Fund, First Eagle High Yield Fund, and First Eagle Fund of America:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Global Fund (including its consolidated wholly owned subsidiary), First Eagle Overseas Fund (including its consolidated wholly owned subsidiary), First Eagle U.S. Value Fund (including its consolidated wholly owned subsidiary), First Eagle Gold Fund (including its consolidated wholly owned subsidiary), First Eagle Global Income Builder Fund, First Eagle High Yield Fund and First Eagle Fund of America (hereafter collectively referred to as the "Funds") as of October 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 28, 2016

First Eagle Funds | Annual Report | October 31, 2016

Fund Expenses (unaudited)

Example

As a shareholder of the First Eagle Funds, you may incur two types of costs: (1) transaction costs including front-end and contingent deferred sales charges (loads), and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six-months ended October 31, 2016.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

First Eagle Funds | Annual Report | October 31, 2016

Fund Expenses (unaudited)

Based on Actual Total Return(1)

	Actual Total Return without Sales Charges(2)	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(3)
First Eagle Global Fund Consolidated
Class A	2.57%	$1,000.00	$1,025.70	1.08%	$5.50
Class C	2.18	1,000.00	1,021.80	1.85	9.40
Class I	2.70	1,000.00	1,027.00	0.84	4.28
First Eagle Overseas Fund Consolidated
Class A	1.66	1,000.00	1,016.60	1.10	5.58
Class C	1.28	1,000.00	1,012.80	1.88	9.51
Class I	1.84	1,000.00	1,018.40	0.85	4.31
First Eagle U.S. Value Fund Consolidated
Class A	1.98	1,000.00	1,019.80	1.05	5.33
Class C	1.56	1,000.00	1,015.60	1.84	9.32
Class I	2.10	1,000.00	1,021.00	0.80	4.06
First Eagle Gold Fund Consolidated
Class A	-1.21	1,000.00	987.90	1.21	6.05
Class C	-1.57	1,000.00	984.30	1.97	9.83
Class I	-1.02	1,000.00	989.80	0.93	4.65
First Eagle Global Income Builder Fund
Class A	2.72	1,000.00	1,027.20	1.16	5.91
Class C	2.32	1,000.00	1,023.20	1.93	9.82
Class I	2.75	1,000.00	1,027.50	0.91	4.64
First Eagle High Yield Fund
Class A	8.49	1,000.00	1,084.90	1.12	5.87
Class C	8.09	1,000.00	1,080.90	1.87	9.78
Class I	8.65	1,000.00	1,086.50	0.83	4.35
First Eagle Fund of America
Class A	-0.81	1,000.00	991.90	1.27	6.36
Class C	-1.16	1,000.00	988.40	2.07	10.35
Class I	-0.68	1,000.00	993.20	1.02	5.11
Class Y	-0.80	1,000.00	992.00	1.29	6.46

(1)  For the six-months ended October 31, 2016.

(2)  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge, exchange fees or redemption fees. Had the effect of sales charges been reflected, expenses would have been higher and returns lower. Total return is not annualized, as it may not be representative of the total return for the year.

(3)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

First Eagle Funds | Annual Report | October 31, 2016

Fund Expenses (unaudited)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the First Eagle Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six-months ended October 31, 2016.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

First Eagle Funds | Annual Report | October 31, 2016

Fund Expenses (unaudited)

Based on Hypothetical Total Return(1)

	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid during the Period(2)
First Eagle Global Fund Consolidated
Class A	5.00%	$1,000.00	$1,019.71	1.08%	$5.48
Class C	5.00	1,000.00	1,015.84	1.85	9.37
Class I	5.00	1,000.00	1,020.91	0.84	4.27
First Eagle Overseas Fund Consolidated
Class A	5.00	1,000.00	1,019.61	1.10	5.58
Class C	5.00	1,000.00	1,015.69	1.88	9.53
Class I	5.00	1,000.00	1,020.86	0.85	4.32
First Eagle U.S. Value Fund Consolidated
Class A	5.00	1,000.00	1,019.86	1.05	5.33
Class C	5.00	1,000.00	1,015.89	1.84	9.32
Class I	5.00	1,000.00	1,021.11	0.80	4.06
First Eagle Gold Fund Consolidated
Class A	5.00	1,000.00	1,019.05	1.21	6.14
Class C	5.00	1,000.00	1,015.23	1.97	9.98
Class I	5.00	1,000.00	1,020.46	0.93	4.72
First Eagle Global Income Builder Fund
Class A	5.00	1,000.00	1,019.30	1.16	5.89
Class C	5.00	1,000.00	1,015.43	1.93	9.78
Class I	5.00	1,000.00	1,020.56	0.91	4.62
First Eagle High Yield Fund
Class A	5.00	1,000.00	1,019.51	1.12	5.69
Class C	5.00	1,000.00	1,015.74	1.87	9.48
Class I	5.00	1,000.00	1,020.96	0.83	4.22
First Eagle Fund of America
Class A	5.00	1,000.00	1,018.75	1.27	6.44
Class C	5.00	1,000.00	1,014.73	2.07	10.48
Class I	5.00	1,000.00	1,020.01	1.02	5.18
Class Y	5.00	1,000.00	1,018.65	1.29	6.55

(1)  For the six-months ended October 31, 2016.

(2)  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

First Eagle Funds | Annual Report | October 31, 2016

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's Web site at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain (1) a description of the Funds' proxy voting policies, (2) a description of the Funds' proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

First Eagle Funds | Annual Report | October 31, 2016

Tax Information

Fiscal Year Ended October 31, 2016 (unaudited)

Each Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended October 31, 2016, if any, as capital gain dividends, dividends eligible for the corporate dividends received deduction and/or qualified dividend income:

	% of Qualifying Dividend	% of Dividends Eligible for the Dividends Received	Long-Term Capital Gains
	Income	Deduction	15%
First Eagle Global Fund	100%	100%	$643,759,404
First Eagle Overseas Fund *	100%	0.17%	129,623,596
First Eagle U.S. Value Fund	100%	100%	124,969,751
First Eagle Gold Fund	—	—	—
First Eagle Global Income Builder Fund	43.57%	12.34%	—
First Eagle High Yield Fund	—	—	—
First Eagle Fund of America	100%	100%	121,026,013

* First Eagle Overseas Fund paid foreign taxes of $29,836,397, and recognized Section 853 foreign source income of $185,068,541. Pursuant to Section 853 of the Internal Revenue Code, the First Eagle Overseas Fund designates such amounts (of the maximum amount allowable) as having been paid in connection with dividends distributed from investment company taxable income during the fiscal year ended October 31, 2016.

First Eagle Funds | Annual Report | October 31, 2016

Privacy Notice

The Trust is committed to protecting your privacy. We are providing you with this privacy notice to inform you of how we handle your personal information that we collect and may disclose to our affiliates. If the Trust changes its information practices, we will provide you with notice of any material changes. This privacy policy supersedes any of our previous policies relating to the information you disclose to us.

Why this Privacy Policy Applies to You

You obtained a financial product or service from or through us for personal, family or household purposes when you opened a shareholder account with the Trust, and are therefore covered by this privacy policy.

What We do to Protect Your Personal Information

We protect personal information provided to us by our individual shareholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard consumer information. We permit only authorized individuals, who are trained in the proper handling of individual shareholder information and need to access this information to do their job, to have access to this information.

Personal Information that We Collect and May Disclose

As part of providing you with the Trust's products and services, we may obtain nonpublic personal information about you from the following sources:

•  Information we receive from you on subscription applications or other forms, such as your name, address, telephone number, Social Security number, occupation, assets and income;

•  Information about your transactions with us, our affiliates, or unaffiliated third parties, such as your account balances, payment history and account activity; and

•  Information from public records we may access in the ordinary course of business.

Categories of Affiliates to Whom We May Disclose Personal Information

We may share personal information about you with affiliates. Our affiliates do business under names that include Arnhold and S. Bleichroeder Holdings, Inc., First Eagle Investment Management, LLC, FEF Distributors, LLC, and ASB Advisers.

First Eagle Funds | Annual Report | October 31, 2016

Privacy Notice

You May Limit Marketing Solicitations by Choosing to Opt Out

We offer you the right to opt out from many types of marketing by our affiliates based on your personal information that we collect and share in accordance with this privacy policy. To limit those marketing solicitations, you may call 800.334.2143 indicating your desire not to receive marketing from our affiliates. Should you choose to opt out, your choice will remain in our records until you notify us otherwise, although we may choose to contact you in the future to modify your preference.

When We May Disclose Your Personal Information to Unaffiliated Third Parties

We will only share your personal information collected, as described above, with unaffiliated third parties:

•  At your request;

•  When you authorize us to process or service a transaction or product (unaffiliated third parties in this instance may include service providers such as the Trust's distributors, registrar and transfer agent for shareholder transactions, and other parties providing individual shareholder servicing, accounting and recordkeeping services);

•  With companies that perform sales and marketing services on our behalf with whom we have agreements to protect the confidentiality of your information and to use the information only for the purposes for which we disclose the information to them; or

•  When required by law to disclose such information to appropriate authorities.

We do not otherwise provide information about you to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law.

What We do with Personal Information about Our Former Customers

If you decide to discontinue doing business with us, the Trust will continue to adhere to this privacy policy with respect to the information we have in our possession about you and your account following the termination of our shareholder relationship.

First Eagle Funds | Annual Report | October 31, 2016

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Funds and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)

Lisa Anderson | Trustee | December 2005 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: James T. Shotwell Professor Emerita of International Relations, School of International and Public Affairs, Columbia; prior to 2016, President, American University in Cairo

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, Advisory Board Middle East Centre, London School of Economics; Member Emerita, Human Rights Watch; Member, Advisory Board, School of Public Affairs, Sciences Po (Institute of Political Studies), Paris; Trustee, First Eagle Variable Funds (1 portfolio)

Candace K. Beinecke(2) | Trustee (Chair) | December 1999 to present
One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Lead Trustee, Vornado Realty Trust; Director, ALSTOM; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, Chairman, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Trustee, First Eagle Variable Funds (Chair) (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)  Ms. Beinecke also served as trustee of a predecessor fund to Fund of America since 1996.

First Eagle Funds | Annual Report | October 31, 2016

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Jean D. Hamilton | Trustee | March 2003 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC;

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd; prior to June 2012, Director, Four Nations; Chairman, Investment Committee, Thomas Cole National Historic Site; Member, Investment Advisory Committee, Liz Claiborne and Art Ortenberg Foundation; Trustee, First Eagle Variable Funds (1 portfolio)

James E. Jordan | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Director, Alpha Andromeda Investment Trust Co., S.A.; prior to July 2013, Director, Leucadia National Corporation; Trustee, First Eagle Variable Funds (1 portfolio)

William M. Kelly(3) | Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee Emeritus, St. Anselm College; Director, Sergi S. Zlinkoff Fund for Medical Research and Education; Prior to April, 2010, Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, First Eagle Variable Funds (1 portfolio)

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(3)  Mr. Kelly also served as trustee of a predecessor fund to Fund of America since 1998.

First Eagle Funds | Annual Report | October 31, 2016

Additional Information (unaudited)

Independent Trustees(1)—(continued)

Paul J. Lawler | Trustee | March 2002 to present
1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Trustee and Audit Chair, The American University in Cairo; Trustee, Blackstone Alternative Asset Fund; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Trustee, First Eagle Variable Funds (1 portfolio)

Interested Trustees(4)

John P. Arnhold | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Director, First Eagle Investment Management, LLC; Director, First Eagle Holdings, Inc; Director, FEF Distributors, LLC; Prior to March 2016, Co-President and Co-CEO, First Eagle Holdings, Inc; CIO and Chairman, First Eagle Investment Management, LLC; CEO and Chairman, FEF Distributors, LLC

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Chairman and Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee Emeritus, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Chairman, International Tennis Hall of Fame; Member, Investment Committee of the USTA; Managing Member, New Eagle Holdings Management Company, LLC; Director, First Eagle Amundi SICAV; Trustee, UC Santa Barbara Foundation; prior to November, 2011, Director, Aquila International Fund Limited

(1)  Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(4)  The term of office of each Interested Trustee is indefinite.

First Eagle Funds | Annual Report | October 31, 2016

Additional Information (unaudited)

Interested Trustees(5)—(continued)

Jean-Marie Eveillard | Trustee | June 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; formerly, Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously, Portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004, March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 8

Other Directorships/Trusteeships Held by Trustee: Director, Varenne Capital Partners; Trustee, FIAF (Alliance Francaise); prior to March 2015, Trustee, The Frick Collection; prior to December 2011, Director, Fregate-Legris Industries SA; Trustee, First Eagle Variable Funds (1 portfolio)

Officers(6)

John P. Arnhold | President and Trustee | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Senior Vice President, First Eagle Variable Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present
1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Variable Funds; from September 2008

(5)  The term of office of each Interested Trustee is indefinite.

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2016

Additional Information (unaudited)

Officers(6)—(continued)

Albert Pisano | Chief Compliance Officer | July 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1960)

Principal Occupation(s) During Past Five (5) Years: Chief Compliance Officer and Senior Vice President, First Eagle Investment Management; prior to June 30, 2014, Director and Chief Compliance Officer of Allianz Global Investors Fund Management LLC, and also served as Deputy Chief Compliance Officer for Allianz Global Investors U.S. LLC; Chief Compliance Officer, First Eagle Variable Funds from July 2015

Suzan J. Afifi | Secretary and Vice President | December 1999 to present
1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Variable Funds

Tricia Larkin | Treasurer | March 2016 to present
1345 Avenue of the Americas | New York, New York | 10105
(born July 1979)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; prior to March 2016, Vice President of Fund Administration, State Street Corporation; prior to November 2013, Director of Fund Administration, Assistant Vice President, State Street Corporation; prior to March 2012, Assistant Director of Fund Administration, Officer, State Street Corporation; Treasurer, First Eagle Variable Funds

Michael Luzzatto | Vice President | December 2004 to present
1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Variable Funds

Neal Ashinsky | Assistant Treasurer | October 2015 to present
1345 Avenue of the Americas | New York, New York | 10105
(Born October 1987)

Principal Occupation(s) During Past Five (5) Years: Assistant Vice President, First Eagle Investment Management, LLC from August 2015; Advisory Senior Associate, KPMG LLP from November 2014; Assurance Senior Associate, PwC LLP from September 2010; Assistant Treasurer, First Eagle Variable Funds

(6)  The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

First Eagle Funds | Annual Report | October 31, 2016

First Eagle Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Albert Pisano

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Tricia Larkin

Treasurer

Michael Luzzatto

Vice President

Neal Ashinsky

Assistant Treasurer

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Corporation

Corporate Headquarters
State Street Financial Center
One Lincoln Street
Boston, Massachusetts 02111

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered Public
Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Funds.

First Eagle Funds | Annual Report | October 31, 2016

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

This page was intentionally left blank.

First Eagle Investment Management, LLC

1345 Avenue of the Americas, New York, NY 10105-0048

800.334.2143 www.feim.com

Item 2.                                 Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.                                 Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.                                 Principal Accountant Fees and Services

(a)         Audit Fees:

For the Fiscal years ended October 31, 2016 and October 31, 2015, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $439,200 and $438,190, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)         Audit Related Fees:

For the fiscal years ended October 31, 2016 and October 31, 2015, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $18,300 and $18,300, respectively.

(c)          Tax Fees:

In each fiscal year ended October 31, 2016 and October 31, 2015, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $498,050 and $452,149, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)         All Other Fees:

In each of the fiscal years ended October 31, 2016 and October 31, 2015, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the fiscal year ended October 31, 2016, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2016 and 2015.

(h) Not applicable.

Item 5.                                 Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.                                 Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.                                 Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.                                 Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.                                 Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.                          Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.                          Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them  by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.                          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, President

Date: December 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold
John P. Arnhold, Principal Executive Officer

Date: December 28, 2016

By (Signature and Title)*	/s/ Joseph T. Malone
Joseph T. Malone, Principal Financial Officer

Date: December 28, 2016

*          Print the name and title of each signing officer under his or her signature.